     As filed with the Securities and Exchange Commission on April 27, 2001

                                                   Registration No. 333-84023

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------


                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                             REGISTRATION STATEMENT
                                       ON
                                    FORM S-6


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
                    ----------------------------------------
                           (Exact Name of Registrant)

                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                    ----------------------------------------
                               (Name of Depositor)

             3003 77th Avenue, S.E., Mercer Island, Washington 98040
             -------------------------------------------------------
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
               --------------------------------------------------
                                 (206) 232-8400

Name and Address of Agent for Service:           Copy to:

John R. Patton, FLMI, FLHC, CLU, ChFC            Stephen E. Roth, Esq.
Assistant Vice President and Secretary           Sutherland Asbill & Brennan LLP
Farmers New World Life Insurance Company         1275 Pennsylvania Avenue, N.W.
3003 77th Avenue, S.E.                           Washington, D.C. 20004-2415
Mercer Island, Washington 98040

It is proposed that this filing will become effective:

     [ ]  Immediately upon filing pursuant to paragraph (b) of Rule 485
     [X]  On May 1, 2001, pursuant to paragraph (b) of Rule 485
     [ ]  60 days after filing pursuant to paragraph (a) of Rule 485
     [ ]  On __________, pursuant to paragraph (a) of Rule 485


                               -------------------

                     Title of securities being registered:

  Units of interest in a separate account under flexible premium variable life insurance policies.

                             PROSPECTUS MAY 1, 2001


================================================================================

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    ISSUED BY
                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                                     THROUGH
                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

     HOME OFFICE:                            SERVICE CENTER:

     3003 - 77TH AVENUE, S.E.                P.O. BOX 724208
     MERCER ISLAND, WASHINGTON  98040        ATLANTA, GEORGIA   31139
     (206) 232-8400                          1-877-376-8008 (TOLL FREE)


                                             8:00 A.M. TO 6:00 P.M. EASTERN TIME


================================================================================

This prospectus describes the Farmers flexible premium variable life insurance policy (the "Policy") issued by Farmers New World Life Insurance Company. The Policy provides life insurance and accumulates variable Contract Value. The amount of life insurance may, and the Contract Value will, depend on the investment experience of the subaccounts of the Farmers Variable Life Separate Account A ("variable account") in which you invest.

You choose one of two death benefit options. The death benefit will be at least the principal sum shown in the Policy's specifications page, adjusted for any increases or decreases in principal sum, and reduced by any outstanding loan amount.

This prospectus provides information that a prospective owner should know before investing and you should keep this prospectus for future reference. You should consider whether this Policy is suitable for you in light of your life insurance needs. If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or replace your existing life insurance policy with the Policy described in this Prospectus.





AN INVESTMENT IN THIS POLICY IS NOT A BANK DEPOSIT, AND THE POLICY IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

PLEASE READ THE "RISK SUMMARY" SECTION OF THIS PROSPECTUS. IT DESCRIBES CERTAIN RISKS ASSOCIATED WITH INVESTING IN THE POLICY.


This Policy has 31 funding choices - one fixed account (paying a guaranteed minimum fixed rate of interest) and 30 subaccounts. The subaccounts invest in the following 30 portfolios:

[ ]   CALVERT VARIABLE SERIES, INC.
        Calvert Social Small Cap Growth Portfolio

[ ]   DREYFUS VARIABLE INVESTMENT FUND - SERVICE CLASS SHARES
        Quality Bond Portfolio
        Small Cap Portfolio

[ ]   THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - SERVICE CLASS SHARES

[ ]   FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("VIP") - SERVICE CLASS SHARES
        Fidelity VIP Growth Portfolio
        Fidelity VIP Index 500 Portfolio
        Fidelity VIP Mid Cap Portfolio

[ ]   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES
        Franklin Small Cap Fund
        Templeton Asset Strategy Fund
        Templeton Developing Markets Securities Fund

[ ]   GOLDMAN SACHS VARIABLE INSURANCE TRUST
        Goldman Sachs Capital Growth Fund
        Goldman Sachs CORE(SM) Small Cap Equity Fund
        Goldman Sachs Mid Cap Value Fund


[ ]   JANUS ASPEN SERIES

        Janus Aggressive Growth Portfolio (Service Shares)
        Janus Balanced Portfolio (Service Shares)
        Janus Capital Appreciation Portfolio (Institutional Shares)





[ ]   PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS SHARES
        PIMCO Foreign Bond Portfolio
        PIMCO Low Duration Bond Portfolio

[ ]   SCUDDER VARIABLE SERIES I (FORMERLY SCUDDER VARIABLE LIFE INVESTMENT FUND)
        Scudder Bond Portfolio (Class A Shares)
        Scudder Global Discovery Portfolio (Class A Shares)
        Scudder Growth and Income Portfolio (Class A Shares)
        Scudder International Portfolio (Class A Shares)
        Scudder Money Market Portfolio

[ ]   SCUDDER VARIABLE SERIES II (FORMERLY KEMPER VARIABLE SERIES)
        Scudder Government Securities Portfolio
        Scudder High Yield Portfolio
        Scudder Small Cap Growth Portfolio
        SVS Dreman High Return Equity Portfolio

        WM Variable Trust - CLASS 2 SHARES
        WM Equity Income Fund
        WM Mid Cap Stock Fund
        WM Small Cap Stock Fund


A prospectus for each of the portfolios available through the variable account must accompany this prospectus. Please read these documents before investing and save them for future reference.



--------------------------------------------------------------------------------
  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO
               TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.
--------------------------------------------------------------------------------

TABLE OF CONTENTS
================================================================================



GLOSSARY............................................................................................1

POLICY SUMMARY......................................................................................4
   The Policy in General............................................................................4
   Premiums.........................................................................................4
   Investment Options...............................................................................5
   Contract Value...................................................................................6
   Charges and Deductions...........................................................................6
   Portfolio Expense Table..........................................................................7
   Surrenders and Withdrawals......................................................................10
   Death Benefits..................................................................................10
   Transfers.......................................................................................10
   Loans...........................................................................................11

RISK SUMMARY.......................................................................................11
   Investment Risk.................................................................................11
   Risk of Lapse...................................................................................11
   Tax Risks.......................................................................................12
   Limits on Cash Withdrawals......................................................................12
   Loan Risks......................................................................................13
   Effects of Surrender Charges....................................................................13
   Comparison with Other Insurance Policies........................................................13
   Illustrations...................................................................................13

FARMERS NEW WORLD LIFE INSURANCE COMPANY AND THE FIXED ACCOUNT.....................................14
   Farmers New World Life Insurance Company........................................................14
   The Fixed Account...............................................................................14

THE VARIABLE ACCOUNT AND THE PORTFOLIOS............................................................15
   The Variable Account............................................................................15
   The Portfolios..................................................................................15
      Investment Objectives of the Portfolios......................................................16
   Availability of the Portfolios..................................................................18
   Your Right to Vote Portfolio Shares.............................................................18

THE POLICY.........................................................................................18
   Purchasing a Policy.............................................................................18
   Tax-Free 'Section 1035' Exchanges...............................................................19
   When Insurance Coverage Takes Effect............................................................19
   Ownership Rights................................................................................19
      Changing the Owner...........................................................................19
      Selecting and Changing the Beneficiary.......................................................20
      Assigning the Policy.........................................................................20
   Canceling a Policy..............................................................................20

PREMIUMS...........................................................................................21
   Premium Flexibility.............................................................................21
   Minimum Premiums................................................................................22
   Planned Premiums................................................................................23
   Allocating Premiums.............................................................................23

CONTRACT VALUES....................................................................................24

   Surrender Value.................................................................................24
   Subaccount Value................................................................................24
   Subaccount Unit Value...........................................................................24
   Fixed Account Value.............................................................................25

CHARGES AND DEDUCTIONS.............................................................................26
   Premium Deductions..............................................................................26
   Monthly Deduction...............................................................................26
      Cost of Insurance............................................................................27
   Mortality and Expense Risk Charge...............................................................28
   Surrender Charge................................................................................28
   Transfer Charge.................................................................................30
   Portfolio Expenses..............................................................................30
   Other Charges...................................................................................30

DEATH BENEFIT......................................................................................30
   Death Benefit Proceeds..........................................................................30
   Death Benefit Options...........................................................................31
   Changing Death Benefit Options..................................................................32
   Effects of Withdrawals on the Death Benefit.....................................................33
   Changing the Principal Sum......................................................................33
   Payment Options.................................................................................35

SURRENDERS AND WITHDRAWALS.........................................................................36
   Surrenders......................................................................................36
   Partial Withdrawals.............................................................................36

TRANSFERS..........................................................................................37
   Automatic Asset Rebalancing Program.............................................................38
   Third Party Transfers...........................................................................38
   Excessive Trading Limits........................................................................38
   Dollar Cost Averaging Program...................................................................38
   Telephone Transfers.............................................................................39

LOANS..............................................................................................40
   Loan Conditions:................................................................................40
   Effects of Policy Loans.........................................................................41

POLICY LAPSE.......................................................................................41
   Lapse...........................................................................................41
   Reinstatement...................................................................................42

FEDERAL TAX CONSIDERATIONS.........................................................................42
   Tax Status of the Policy........................................................................42
   Tax Treatment of Policy Benefits................................................................43

OTHER POLICY INFORMATION...........................................................................45
   Our Right to Contest the Policy.................................................................45
   Suicide Exclusion...............................................................................45
   Misstatement of Age or Sex......................................................................45
   Modifying the Policy............................................................................45
   State Variations................................................................................46

   When We Will Make Payments......................................................................46
   Reports to Owners...............................................................................46
   Policy Termination..............................................................................46
   Supplemental Benefits (Riders)..................................................................47

PERFORMANCE DATA...................................................................................47
   Hypothetical Illustrations Based on Adjusted Historic Portfolio Performance.....................47

ADDITIONAL INFORMATION.............................................................................47
   Sale of the Policies............................................................................47
   Legal Matters...................................................................................48
   Legal Proceedings...............................................................................48
   Experts.........................................................................................48
   Financial Statements............................................................................49
   Farmers' Executive Officers and Directors.......................................................49


ILLUSTRATIONS......................................................................................51

APPENDIX A - GUARANTEED MAXIMUM COST OF INSURANCE RATES...........................................A-1

APPENDIX B - TABLE OF SURRENDER CHARGE FACTORS....................................................B-1

APPENDIX C - FINANCIAL STATEMENTS.................................................................C-1

Glossary
================================================================================


     For your convenience, we are providing a glossary of the special terms we use in this prospectus.

ACCUMULATION UNIT

An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

ATTAINED AGE

The insured's age on the issue date plus the number of years completed since the issue date.

BENEFICIARY

The person(s) you select to receive the death benefit from this Policy.

CASH VALUE

The Contract Value minus any applicable surrender charge.

COMPANY (WE, US, OUR, FARMERS, FNWL)

Farmers New World Life Insurance Company

CONTRACT VALUE

The sum of the values you have in the variable account and the fixed account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.

CUMULATIVE MINIMUM PREMIUMS

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

DEATH BENEFIT PROCEEDS

The amount we will pay to the beneficiary when we receive proof of the insured's death. We will increase the proceeds by any additional insurance benefits you add by rider, and we will reduce the proceeds by the amount of any outstanding loans (including any interest you owe), and any due and unpaid monthly deductions.

FIXED ACCOUNT

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

FIXED ACCOUNT VALUE

The portion of your Contract Value allocated to the fixed account.

FUNDS

Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

GENERAL ACCOUNT

The account containing all of Farmers' assets, other than those held in its separate accounts.

HOME OFFICE

The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

INITIAL PREMIUM

The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on your Policy's specification page.

INSURED

The person whose life is insured by this Policy.

ISSUE AGE

The insured's age as of the last birthday before the issue date.

ISSUE DATE

The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your initial premium (times the percent of premium factor) in the fixed account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.

LAPSE

When life insurance coverage ends because you do not have enough cash value to pay the monthly deduction and any outstanding loan amount (including any interest you owe on the loan(s)), and you have not made a sufficient payment by the end of a 61-day grace period. If you have paid total premiums (minus withdrawals) that exceed cumulative minimum premiums, then the Policy will enter a 61-day grace period only if the Contract Value (minus any outstanding loan amount, including any interest you owe) is too low to pay the entire monthly deduction due.

LOAN AMOUNT

The total amount of all outstanding Policy loans, including both principal and interest due. We deduct an amount equal to the loan amount from the subaccounts and the fixed account and place it in the loan account as collateral for the loans. The loan account is part of our general account.

MATURITY DATE

The Policy anniversary when the insured reaches age 110 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

MONTHLY DEDUCTION

The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the cost of any riders, and any flat extra charge for a special premium class.

MONTHLY DUE DATE

The day of each month when we determine Policy charges and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Valuation Day that coincides with the issue date in the calendar month, the monthly due date is the next Valuation Day.

PERCENT OF PREMIUM FACTOR

The factor (currently .965) by which we multiply each premium to determine the amount of premium credited to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and distribution expenses. The percent of premium factor is shown on your Policy's specifications page.

PORTFOLIO

A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.

PREMIUM CLASS

A classification that affects the cost of insurance rate and the premium required to insure an individual.

PREMIUMS

All payments you make under the Policy other than loan repayments. When we use the term "premium" in this prospectus, it generally has the same meaning as "net premium" in the Policy, and means a premium multiplied by the percent of premium factor.

PRINCIPAL SUM

The dollar amount of insurance selected by the owner. The principal sum on the issue date is set forth on the Policy's specifications page. You may increase or decrease the principal sum under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial withdrawal, may affect the amount of the principal sum. The actual death benefit proceeds we pay under the Policy may be more or less than the principal sum.

REALLOCATION DATE

The date we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The reallocation date is the record date, plus the number of days in your state's right to examine period, plus 10 days.

RECORD DATE

The date we record your Policy in our books as an in force policy.

RIGHT TO EXAMINE PERIOD

The period when you may return the Policy and receive a refund. The length of the right to examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

SERVICE CENTER


The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. Insurance Administrators is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

SUBACCOUNT

A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

SURRENDER

The termination of the Policy at the option of the owner.

SURRENDER VALUE

The amount we will pay you if you surrender the Policy while it is in force. The Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, and minus any outstanding loan amount (including any interest you owe on the loan(s)).

TAX CODE

The Internal Revenue Code of 1986, as amended.

VALUATION DAY

Each day that the New York Stock Exchange ("NYSE") is open for trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open.

VALUATION PERIOD

The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern time, 1:00 p.m. Pacific Time) on each Valuation Day and ends at the close of normal trading on the NYSE on the next Valuation Day.

VARIABLE ACCOUNT

Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

VARIABLE ACCOUNT VALUE

The portion of your Contract Value that is allocated to the subaccounts of the variable account.

WRITTEN NOTICE

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept,
(2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

YOU (YOUR, OWNER)

The person entitled to exercise all rights as owner under the Policy.

Policy Summary



        This summary provides only a brief overview of the more important features of the Policy. More detailed information about the Policy appears later in this prospectus. Please read the remainder of this prospectus carefully.

                              The Policy in General

- This Policy is an individual flexible premium variable life insurance policy.


- The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. (See "Risk Summary.") You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle.


- A few of the Policy features listed below are not available in all states, may vary depending upon when your Policy was issued and may not be suitable for your particular situation. Please consult your agent and refer to your Policy for details.

- This Policy cannot be offered in any state where it is not lawful to make such offer.

                                    Premiums


- You can select a premium plan. Within certain limits specified in your Policy, you can vary the frequency and amount of premiums. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium.

-    We will not accept any premiums after the insured reaches attained age 100.

- After you pay an initial premium, you can pay subsequent premiums (minimum $25) at any time.


- If you authorize electronic payments from your bank account, or ask us to bill you, the premiums you pay each year must be $300 or more.


- We multiply each premium by the percent of premium factor (currently 0.965) and credit the resulting amount to the Contract Value.

- The initial minimum premium and payment mode (monthly or annual) are shown on your Policy's specification page. The minimum premium will change if you increase or decrease the principal sum, if you change death benefit options, if you change or add a rider, if you take a partial withdrawal and you have chosen a level death benefit (Option B), or if the insured's premium class changes.

- This Policy does not provide a no-lapse period. PAYING THE CURRENT MINIMUM MONTHLY PREMIUM FOR THE POLICY WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. Additional premiums may be necessary to keep the Policy in force.

- If you have paid large enough premiums so that total premiums paid (less withdrawals) exceed the cumulative minimum premiums, your Policy will enter a 61-day pre-lapse grace period only if the Contract Value, less the loan amount (including any interest you owe) is not enough to cover the monthly deduction when due. We would not take the surrender charge into account.

- If you have not paid enough premiums so that total premiums paid (less withdrawals) are less than the cumulative minimum premiums, then your Policy will enter the grace period if the Surrender Value is not sufficient to cover the monthly deduction when due. This means that if you do not pay large enough premiums, we will take surrender charges into account in determining whether your Policy will enter a 61-day pre-lapse grace period.

- There will be a 61-day grace period before your Policy lapses. We will mail you a notice at least 61 days before the end of the grace period. If you fail to make a sufficient payment during the 61-day grace period, your Policy will lapse and terminate without value. See "Risk of Lapse," and "Policy Lapse."

- New premium(s) will be allocated to the subaccounts and the fixed account in accordance with your instructions in the application, unless you provide different instructions with your premiums. Any future premiums will be allocated in accordance with the new instructions, unless we receive contrary instructions.

                               INVESTMENT OPTIONS

VARIABLE ACCOUNT:


- You may direct the money in your Policy to any of the 30 subaccounts of the variable account. WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE SUBACCOUNTS. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.


- Each subaccount invests exclusively in one investment portfolio of a fund. The following portfolios are currently available:


     [ ]   CALVERT VARIABLE SERIES, INC.
             Calvert Social Small Cap Growth Portfolio

     [ ]   DREYFUS VARIABLE INVESTMENT FUND - SERVICE CLASS SHARES
             Quality Bond Portfolio
             Small Cap Portfolio

     [ ]   THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - SERVICE SHARES

     [ ]   FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("VIP") - SERVICE CLASS
           SHARES
             Fidelity VIP Growth Portfolio
             Fidelity VIP Index 500 Portfolio
             Fidelity VIP Mid Cap Portfolio

     [ ]   FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES
             Franklin Small Cap Fund
             Templeton Asset Strategy Fund
             Templeton Developing Markets Securities Fund

     [ ]   GOLDMAN SACHS VARIABLE INSURANCE TRUST
             Goldman Sachs Capital Growth Fund
             Goldman Sachs CORE(SM) Small Cap Equity Fund
             Goldman Sachs Mid Cap Value Fund


     [ ]   JANUS ASPEN SERIES

             Janus Aggressive Growth Portfolio (Service Shares)
             Janus Balanced Portfolio (Service Shares)
             Janus Capital Appreciation Portfolio (Institutional Shares)

     [ ]   PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS SHARES
             PIMCO Foreign Bond Portfolio
             PIMCO Low Duration Bond Portfolio

     [ ]   SCUDDER VARIABLE SERIES I (formerly SCUDDER VARIABLE LIFE INVESTMENT
           FUND)
             Scudder Bond Portfolio (Class A Shares)
             Scudder Global Discovery Portfolio (Class A Shares)
             Scudder Growth and Income Portfolio (Class A Shares)
             Scudder International Portfolio (Class A Shares)
             Scudder Money Market Portfolio

     [ ]   SCUDDER VARIABLE SERIES II (formerly Kemper Variable Series)
             Scudder Government Securities Portfolio
             Scudder High Yield Portfolio
             Scudder Small Cap Growth Portfolio
             SVS Dreman High Return Equity Portfolio

     [ ]   WM VARIABLE TRUST - CLASS 2 SHARES
             WM Equity Income Fund
             WM Mid Cap Stock Fund
             WM Small Cap Stock Fund


FIXED ACCOUNT:

- You may place money in the fixed account where it earns interest at an annual rate of at least 3.0%. We may declare higher rates of interest, but are not obligated to do so.

                                 Contract Value

- Contract Value is the sum of your amounts in the subaccounts and the fixed account. Contract Value also includes amounts we hold in the loan account to secure any outstanding loans.

- Contract Value varies from day to day, depending on the investment experience of the subaccounts you choose, the interest we credit to the fixed account, the charges we deduct, and any other transactions (such as transfers, withdrawals, and loans).

- Contract Value is the starting point for calculating important values under the Policy, such as the cash value, Surrender Value and the death benefit.

- We do not guarantee a minimum Contract Value. Your Policy may lapse if you do not pay sufficient premiums and do not have sufficient Surrender Value to pay the monthly deduction when due. See "Minimum Premiums" and "Policy Lapse."

- Once you receive your Policy, the RIGHT TO EXAMINE PERIOD begins. You may return the Policy during this period and receive a refund. See "Canceling a Policy."

- From the issue date until the reallocation date (the record date, plus the number of days in your state's right to examine period, plus 10 days), we hold your premium(s) in the fixed account. On the reallocation date, we transfer the Contract Value in the fixed account to other subaccounts and the fixed account in accordance with the allocation percentages you provided in the application.


                             CHARGES AND DEDUCTIONS

- Premium Charge: We currently deduct 3.5% from each premium and credit the remaining 96.5% to your Contract Value. This occurs when we apply the percent of premium factor to each premium received. We may change the charge for new owners in the future. This charge compensates us for distribution expenses and state premium taxes.

-    Monthly Deduction. Each month we deduct:

     - a cost of insurance charge for the Policy (varies by issue age, sex, premium class and Policy duration);

     -    charges for any riders;

     -    a flat extra charge, if any, for a special premium class;

     - a special premium class rate, applied to both current and guaranteed cost of insurance charges, for insured in a special premium class; and

     - a current monthly administration charge of $5, guaranteed never to be higher than $8.

-    Surrender and Withdrawal Charges:

     - surrender: We deduct a surrender charge when a full surrender occurs during the first 14 Policy years. It consists of:

     - a deferred sales charge component: calculated by multiplying the sum of all premiums by a factor that declines over the first 15 Policy years and is less for issue ages 66 and older; and

     - an administrative component: calculated by multiplying the number of thousands of principal sum on the issue date (minus any reductions in principal sum for which a surrender charge has already been paid) by a factor that varies by insured's issue age, sex and premium class, and the number of years you held the Policy.

THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU MAY HAVE NO SURRENDER VALUE IF YOU SURRENDER YOUR POLICY DURING THE FIRST 14 POLICY YEARS.

     - The maximum surrender charge is the entire Contract Value. It is more likely that you may have no Surrender Value if you pay premiums below or not much higher than the current minimum premium, and/or your investment performance is too low.

     - withdrawal (partial surrender): We deduct a processing fee equal to the lesser of $25 or 2% of the amount withdrawn, PLUS a surrender charge if you elect a level death benefit (Option B).

     - decrease in principal sum: If you decrease the principal sum, we will deduct a portion of the surrender charge.

- Mortality and Expense Risk Charge: Deducted daily at an annual rate equal to 0.90% of your average daily net assets in the variable subaccounts.

- Transfer Charge: $25 fee for the 13th and each additional transfer in a Policy year.

- Portfolio Expenses: You indirectly bear the annual operating expenses of the portfolios in which the subaccounts invest. These may include investment management fees, 12b-1 fees, service fees, and other expenses. These charges vary by portfolio and, during 2000, ranged from 0.44% to 1.81% per year. See "Portfolio Expense Table."

-    Other charges:

     -    A $5 fee for each additional annual report you request.

     - A charge of $1.50 per $1,000 for each increase in principal sum (maximum charge is $300).

     -    Any riders attached to the Policy will have their own charges.


- Compensation: For information concerning compensation paid for the sale of the Policies, see "Sale of the Policies."

                             PORTFOLIO EXPENSE TABLE

        The following table shows the fees and expenses charged by the portfolios in which the subaccounts invest. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear indirectly by investing in the subaccounts. The table reflects the actual charges and expenses for each portfolio for the fiscal year ended December 31, 2000, except as stated in the footnotes. Expenses of the portfolios may be higher or lower in future years than the figures stated below. For more information on the fees and expenses described in this table, see the prospectuses for the portfolios which accompany this prospectus.

ANNUAL PORTFOLIO EXPENSES (as a percentage of average portfolio assets after fee waivers and expense reimbursements)



                                                                                                        TOTAL
                                                  MANAGEMENT     12b-1       SERVICE       OTHER        ANNUAL
NAME OF PORTFOLIO                                    FEES         FEES         FEES       EXPENSES     EXPENSES
-----------------                                 ----------     ------      -------      --------     --------

Calvert Variable Series, Inc. (1)
Calvert Social Small Cap Growth Portfolio             1.00%        0.00%        0.00%        0.61%        1.61%

Dreyfus Variable Investment Fund (Service
  Class Shares) (2)
Quality Bond Portfolio                                0.65%        0.25%        0.00%        0.07%        0.97%
Small Cap Portfolio                                   0.75%        0.25%        0.00%        0.03%        1.03%

The Dreyfus Socially Responsible Growth
Fund, Inc. (Service Class Shares) (2)                 0.75%        0.25%        0.00%        0.03%        1.03%

Fidelity Variable Insurance Products Funds
  ("VIP") (Service Class Shares) (3)
Fidelity VIP Growth Portfolio                         0.57%        0.10%        0.00%        0.09%        0.76%
Fidelity VIP Index 500 Portfolio (4)                  0.24%        0.10%        0.00%        0.10%        0.44%
Fidelity VIP Mid Cap Portfolio                        0.57%        0.10%        0.00%        0.17%        0.84%

Franklin Templeton Variable Insurance Products
  Trust (Class 2 Shares) (5)
Franklin Small Cap Fund (6)                           0.49%        0.25%        0.00%        0.28%        1.02%
Templeton Asset Strategy Fund                         0.60%        0.25%        0.00%        0.22%        1.07%
Templeton Developing Markets Securities Fund          1.25%        0.25%        0.00%        0.31%        1.81%

Goldman Sachs Variable Insurance Trust (7)
Goldman Sachs Capital Growth Fund                     0.75%        0.00%        0.00%        0.25%        1.00%
Goldman Sachs CORE(SM) Small Cap Equity Fund          0.75%        0.00%        0.00%        0.25%        1.00%
Goldman Sachs Mid Cap Value Fund                      0.80%        0.00%        0.00%        0.25%        1.05%

Janus Aspen Series (8)
Janus Aggressive Growth Portfolio (Service
  Shares)                                             0.65%        0.25%        0.00%        0.02%        0.92%
Janus Balanced Portfolio (Service Shares)             0.65%        0.25%        0.00%        0.02%        0.92%
Janus Capital Appreciation Portfolio
  (Institutional Shares)                              0.65%        0.00%        0.00%        0.02%        0.67%

PIMCO Variable Insurance Trust (Administrative
  Class Shares) (9)
PIMCO Foreign Bond Portfolio                          0.25%        0.00%        0.15%        0.51%        0.91%
PIMCO Low Duration Bond Portfolio                     0.25%        0.00%        0.15%        0.25%        0.65%

Scudder Variable Series I (10)
Scudder Bond Portfolio (Class A Shares)               0.48%        0.00%        0.00%        0.10%        0.58%
Scudder Global Discovery Portfolio (Class A
  Shares) (11)                                        0.95%        0.00%        0.00%        0.30%        1.25%
Scudder Growth and Income Portfolio (Class A
  Shares)                                             0.48%        0.00%        0.00%        0.08%        0.56%
Scudder International Portfolio (Class A
  Shares)                                             0.82%        0.00%        0.00%        0.14%        0.96%
Scudder Money Market Portfolio                        0.37%        0.00%        0.00%        0.09%        0.46%

Scudder Variable Series II (12)
Scudder Government Securities Portfolio               0.55%        0.00%        0.00%        0.05%        0.60%
Scudder High Yield Portfolio                          0.60%        0.00%        0.00%        0.08%        0.68%
Scudder Small Cap Growth Portfolio                    0.65%        0.00%        0.00%        0.07%        0.72%
SVS Dreman High Return Equity Portfolio (13)          0.75%        0.00%        0.00%        0.09%        0.84%

WM Variable Trust (Class 2 Shares) (14)
WM Equity Income Fund                                 0.63%        0.25%        0.00%        0.18%        1.06%

                                                                                                        TOTAL
                                                  MANAGEMENT     12b-1       SERVICE       OTHER        ANNUAL
NAME OF PORTFOLIO                                    FEES         FEES         FEES       EXPENSES     EXPENSES
-----------------                                 ----------     ------      -------      --------     --------
WM Mid Cap Stock Fund                                 0.75%        0.25%        0.00%        0.11%        1.11%
WM Small Cap Stock Fund                               0.86%        0.25%        0.00%        0.07%        1.18%



(1) "Other Expenses" for the Calvert Social Small Cap Growth Portfolio reflect an indirect fee. Total Annual Expenses after reduction for fees paid indirectly would be 1.26% for this portfolio.

(2) The Fees shown for the Dreyfus portfolios are for the fiscal year ended December 31, 2000, except that they have been restated to reflect the 12b-1 Fee for the Service Class Shares. Actual expenses in future years may be higher or lower than the figures given above. The 12b-1 Fees deducted from the Service Class Shares of these portfolios are paid to Farmers for certain administrative and account maintenance services provided by Farmers to Contract owners investing in those portfolios. Other Expenses for the Service Share Class are based on other expenses for the Initial Share Class for the past fiscal year. See the accompanying prospectus for more details.

(3) Actual Total Annual Expenses for Service Class shares of the Fidelity VIP Growth and Mid Cap Portfolios were lower than those shown in the Fee Table because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying prospectus for the Fidelity VIP Funds for details.

(4) Total Annual Expenses for Service Class shares of the Fidelity VIP Index 500 Portfolio are based on estimated expenses.

(5) Class 2 shares of the Franklin Templeton Variable Insurance Products Trust has a distribution plan or "Rule 12b-1 Plan" which is paid to Farmers for certain administrative and account maintenance services provided by Farmers to Contract owners investing in this Fund. The Rule 12b-1 Plan is described in the portfolios' prospectus. Because these fees are paid out of Class 2's assets on an on-going basis, over time these fees will increase the cost of an investment, and may cost more than paying other types of sales charges.

(6) Total Annual Expenses for the Franklin Small Cap Fund differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in that Fund's Annual Report to shareholders for the fiscal year ended December 31, 2000 because they have been restated due to a new management agreement effective May 1, 2000. The manager for the Franklin Small Cap Fund has agreed in advance to make an estimated reduction of 0.04% in its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without this reduction, Total Annual Expenses are estimated to be 1.06%

(7) Goldman Sachs Asset Management, the investment advisor, has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification, and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the Fee Table (as calculated per annum based on each fund's respective daily net assets). Without the limitations described above, Fund expenses for the fiscal year ended December 31, 2000 would have been: Capital Growth Fund:
Management Fees, 0.75%, Other Expenses, 1.09%, and Total Annual Expenses, 1.84%; CORE(SM) Small Cap Equity: Management Fees, 0.75%, Other Expenses, 0.80%, Total Annual Expenses 1.55%; Mid Cap Value: Management Fees 0.80%, Other Expenses, 0.42%, Total Annual Expenses, 1.22%. The investment adviser may discontinue or modify any limitations in the future at its discretion.

(8) The expense figures shown for the Janus Aspen Portfolios are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee.

(9) For the PIMCO Foreign Bond Portfolio, "Other Expenses" reflects a 0.50% administrative fee and 0.01% of interest expense, so that the ratio of net expenses to average net assets excluding interest expense is 0.90%.

(10) Effective 5/1/01,

Scudder Variable Life Investment Fund is renamed Scudder Variable Series I.

(11) During fiscal year 2000, the investment adviser for the Scudder Global Discovery Portfolio waived a portion of its management fee. Without the waiver, the Management Fee for that portfolio for the fiscal year ended December 31, 2000 would have been 0.98%, Other Expenses, 0.30% and Total Annual Expenses, 1.28%. The investment adviser may discontinue or modify this waiver in the future. Pursuant to their respective agreements with Scudder Variable Series I, the investment manager and the accounting agent have agreed, for the one-year period commencing on May 1, 2001, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the Scudder Global Discovery (Class A Shares) to 1.25%.

(12) Effective 5/1/01, Kemper Variable Series is named Scudder Variable Series II and the Portfolios are re-branded from Kemper and KVS to Scudder and SVS.

(13) Pursuant to their respective agreements with Scudder Variable Series II, the investment manager and the accounting agent have agreed, for the one year period commencing on May 1, 2001, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expense of the SVS Dreman High Return Equity Portfolio to 0.87%.

(14) The expense figures shown for the WM Variable Trust are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect the elimination of an administrative fee. The initial shareholder of Class 2 Shares has approved a distribution plan under which payments of 12b-1 fees are expected, upon Trustee approval, to be made to Farmers for certain administrative and account maintenance services provided by Farmers to Contract owners investing in these portfolios. The distribution plan is described in the portfolios' prospectus and statement of additional information.


                           Surrenders and Withdrawals

- FULL SURRENDER: At any time while the Policy is in force, you may submit a written request to surrender your Policy and receive the Surrender Value (that is, the Contract Value minus any surrender charge, and minus any outstanding loan amount including any interest you owe). A surrender may have tax consequences. See "Federal Tax Considerations."

- PARTIAL WITHDRAWALS: After the first Policy year, you may submit a written request to withdraw part of the Surrender Value, subject to the following rules. Withdrawals may have tax consequences. See "Federal Tax Considerations."

-    You may make only 1 withdrawal each calendar quarter.

-    You must request at least $500.

-    You may not request more than 75% of the Surrender Value.

- Surrender charges apply to the withdrawal if you have selected a level death benefit (Option B).

- For each withdrawal, we deduct a processing fee equal to the lesser of $25 or 2% of the withdrawal.

- If you select a level death benefit (Option B), the principal sum will be reduced by the amount of the partial withdrawal (but not by any surrender charges or the processing fee).


                                 DEATH BENEFITS

- As long as it remains in force, the Policy provides for a death benefit payment upon the death of the insured.

-    You must choose one of two death benefit options under the Policy.

     - OPTION A is a variable death benefit through attained age 99 that is the greater of :

     -    the principal sum plus the Contract Value on the date of death; or

     - the Contract Value multiplied by the applicable death benefit percentage.

- OPTION B is a level death benefit through attained age 99 that is the greater of:

     -    the principal sum on the date of death; or

     - the Contract Value multiplied by the applicable death benefit percentage.

Any death benefit proceeds paid will be increased by any additional insurance benefits you add by rider and will be reduced by the amount of any outstanding loan amount (including any interest you owe) and any due and unpaid monthly deductions.

- After the first Policy year, you may change the death benefit option or increase or decrease the principal sum once each Policy year (but you may not change both the death benefit and principal sum during the same Policy year unless done simultaneously). A change in death benefit may have tax consequences. See "Death Benefit."

- You may not decrease the principal sum below the minimum principal sum amount shown on your Policy's specifications page.


                                    TRANSFERS

-    Each Policy year, you may make:

     -    an unlimited number of transfers from and among the subaccounts; and

     -    one transfer from the fixed account.

- Transfers from subaccounts must be a minimum of $250, or the total value in the subaccount if less.

- Transfers from the fixed account may not be for more than 25% of the unloaned value in the fixed account. If the balance in the fixed account after the transfer is less than $250, then the entire balance will be transferred.

- We charge $25 for the 13th and each additional transfer during a Policy year.

-    AUTOMATIC ASSET REBALANCING PROGRAM:
     Under the automatic asset rebalancing program, we will automatically transfer amounts among the subaccounts on a quarterly basis so that the allocation of your Contract Value matches the percentages you specify.

-    DOLLAR COST AVERAGING PROGRAM:
     The dollar cost averaging program permits you to systematically transfer (on each monthly anniversary of the issue date) a set dollar amount from the fixed account to up to 8 subaccounts. The minimum transfer amount is $100.


                                      LOANS

- You may take a loan against the Policy for amounts up to the Surrender Value, minus the loan interest you would have to pay by the next Policy anniversary.

- To secure the loan, we transfer an amount equal to the loan from the subaccounts and fixed account to the loan account (part of our general account). Unless you specify otherwise, the amount is withdrawn from the subaccounts and the fixed account on a pro-rata basis.

- Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year.

- During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any policy loan increase or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest.

- You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $25, and must be clearly marked as "loan repayments" or they will be credited as premiums.

- We deduct any unpaid loans from the proceeds payable on the insured's death.

-    A loan may have tax consequences. See "Federal Tax Consequences."


RISK SUMMARY
================================================================================


                                 INVESTMENT RISK


        If you invest your Contract Value in one or more subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You COULD lose everything you invest and your Policy could lapse. If you allocate premiums and Contract Value to the fixed account, we will credit your Contract Value in the fixed account with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3.0%.

                                  Risk of Lapse

        This Policy does not provide a no-lapse period. You greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. Your Policy may lapse if loans, withdrawals, the monthly deduction of insurance charges, and insufficient investment returns reduce the Surrender Value to zero.

        Your Policy will enter a 61-day pre-lapse grace period if:


               - you have not paid large enough premiums so that total premiums paid (minus withdrawals, but not including surrender charges or the processing fee) are less than the cumulative minimum premiums, AND the Surrender Value is not large enough to cover the monthly deduction when due; or

               - you have paid enough premiums so that total premiums paid (minus withdrawals, but not including surrender charges or the processing fee) are greater than the cumulative minimum premiums, BUT the Contract Value, minus any outstanding loan amount (including any interest you owe) is not large enough to cover the monthly deduction when due.


        Whenever your Policy enters the 61-day grace period, you must make a sufficient payment before the grace period ends. If you do not make a sufficient payment during the grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. The payment you make during the grace period must be large enough to cause either one of the following conditions:

               1. the Surrender Value must exceed zero, after deducting all due and unpaid monthly deductions; OR

               2. total premiums you paid (minus withdrawals, but not including surrender charges or the processing fee) must exceed the cumulative minimum premiums, AND the Contract Value, minus any outstanding loan (including any interest you owe) must exceed zero, after deducting all due and unpaid monthly deductions.

               A Policy lapse will have adverse tax consequences. See "Federal Tax Considerations," and "Policy Loans."

               You may reinstate a lapsed Policy within three years after the Policy enters the grace period, if the insured meets our insurability requirements and you pay the amount we require. We will not reinstate a Policy that has been surrendered for the Surrender Value.

                                    TAX RISKS

        Although there is limited guidance and some uncertainty, we believe that the Policy should be deemed a life insurance contract under Federal tax law, so that the death benefit paid to the beneficiary will not be subject to Federal income tax.


        Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. In addition, any Section 1035 Exchange coming from a policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then withdrawals, surrenders and loans under a Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on withdrawals, surrenders and loans taken before you reach age 59 1/2.

        You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.


                           LIMITS ON CASH WITHDRAWALS

        The Policy permits you to take only one partial withdrawal in any calendar quarter, after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Surrender Value.

        A withdrawal reduces the Surrender Value and Contract Value and will increase the risk that the Policy will lapse. A withdrawal also may have tax consequences.

        A withdrawal will reduce the death benefit. If you select a level death benefit (Option B), a partial withdrawal will permanently reduce the principal sum by the amount of the withdrawal (not including the surrender charge or the processing fee). If a variable death benefit (Option A) is in effect when you make a withdrawal, the death benefit also will be reduced by the amount that the Contract Value is reduced.

                                   Loan Risks

        A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the subaccounts and fixed account as collateral. We then credit a fixed interest rate of 3.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts nor does it receive any higher current interest rate credited to the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.

        A Policy loan affects the death benefit because a loan reduces the death benefit proceeds by the amount of the outstanding loan, plus any interest you owe on Policy loans.

        A Policy loan will increase the risk that the Policy will lapse. There is a risk that if the loan amount reduces your Surrender Value (or Contract Value, if applicable) to an amount that is not large enough to pay the monthly deduction when due, then the Policy will enter the 61-day grace period, and possibly lapse. Adverse tax consequences would result.


        In addition, the tax consequences of loans after the fourteenth Policy year are uncertain. You should consult a tax adviser about such loans.

                          EFFECTS OF SURRENDER CHARGES

        The surrender charges under this Policy are significant during the first 14 Policy years. It is likely that you will receive no Surrender Value if you surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial principal sum for a substantial period of time.

        Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse. If you have not paid sufficient minimum premiums, the Surrender Value is the measure we use to determine whether your Policy will enter a grace period, and possibly lapse.

                    Comparison with Other Insurance Policies

        Like fixed benefit life insurance, the Policy offers a minimum death benefit and provides a Contract Value, loan privileges and a Surrender Value. However, the Policy differs from a fixed benefit policy because it allows you to place your premiums in investment subaccounts. The amount and duration of life insurance protection will vary with the investment performance of the amounts you place in the subaccounts. In addition, the Contract Value and the Surrender Value will always vary with the investment performance of your selected subaccounts.

        As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.

                                  ILLUSTRATIONS

        The illustrations provided at the end of this prospectus illustrate Contract Values, Surrender Values and Death Benefits. These illustrations are based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. Your rates of return and insurance charges may be higher or lower than those shown in these illustrations.

        Your Policy can lapse before maturity, depending on the premiums you pay and the investment results of the subaccounts in which you invest your Contract Value. Your agent can provide you with an illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain issue ages, classes and policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy. This is not true for all ages, classes, and investment results, however, so we encourage you to request an illustration from your agent to help you decide what level of premium payments to pay in your particular circumstances.

Farmers New World Life Insurance Company and the Fixed Account

================================================================================

                    FARMERS NEW WORLD LIFE INSURANCE COMPANY

        Farmers New World Life Insurance Company ("Farmers"), is the stock life insurance company issuing the Policy. Farmers is located at 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040, and was incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under this Policy and under other variable life insurance policies Farmers may issue. Farmers' general account supports the fixed account under the Policy.

        Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. ("FGI"). FGI is a stock holding and management company. The ultimate controlling parents of FGI are Allied Zurich p.l.c., a United Kingdom company and Zurich Allied AG, a Swiss Company. Allied Zurich p.l.c. and Zurich Allied AG are traded in certain European markets, but are not publicly traded in the U.S.


        Farmers markets a broad line of individual life insurance products, including universal life, term life and whole life insurance and annuity products (predominately flexible premium deferred annuities). Farmers currently is licensed to sell insurance in 43 states and the District of Columbia. The states where Farmers is not licensed are Alaska, Florida, Louisiana, New Hampshire, New York, North Carolina, and Vermont.


                                THE FIXED ACCOUNT

        The fixed account is part of Farmers' general account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the fixed account's assets. Farmers bears the full investment risk for all amounts contributed to the fixed account. Farmers guarantees that the amounts allocated to the fixed account will be credited interest daily at a net effective interest rate of at least 3%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

        Money you place in the fixed account will earn interest that is compounded daily at the current interest rate in effect at the time of your allocation. We intend to credit the fixed account with interest at current rates in excess of the minimum guaranteed rate of 3%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

        The fixed account value will not share in the investment performance of our general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the fixed account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the fixed account may not exceed the minimum 3% guaranteed rate.

        We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 3% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

        We allocate amounts from the fixed account for partial withdrawals, transfers to the subaccounts, or charges for the monthly deduction on a last in, first out basis ("LIFO") for the purpose of crediting interest.

        The fixed account is not registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Variable Account and the Portfolios


================================================================================

                              THE VARIABLE ACCOUNT

        Farmers established the variable account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws.


        The variable account is divided into 30 subaccounts, each of which invests in shares of one portfolio of a fund.

        Under Washington law, the assets in the variable account are the property of Farmers. However, assets in the variable account that are attributable to the Policy are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses (realized and unrealized), resulting from assets in the variable account, are credited to or charged against the variable account without regard to other income, gains or losses of Farmers. Promises we make in the Policy are general corporate obligations of Farmers and are not dependent on assets in the variable account. We have the right to transfer to our general account any assets of the variable account that are in excess of such reserves and other liabilities.





                                 THE PORTFOLIOS

        Each subaccount of the variable account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each fund available under the Contract is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.

        The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

        Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

        Some of the portfolios have been established by investment advisers that manage retail mutual funds sold directly to the public having similar names and investment objectives to the portfolios available under the Contract. While some of the portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the portfolios available through this Contract.

        An investment in a subaccount, or in any portfolio, including the Money Market Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value per share.

Investment Objectives of the Portfolios

        The following table summarizes each portfolio's investment objective(s) and policies. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). You can find more detailed information about the portfolios, including a description of risks, in the prospectuses for the funds. You should read the funds' prospectuses carefully.


PORTFOLIO                                    INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
Calvert Social Small Cap      Seeks to achieve long-term capital appreciation by investing primarily in
Growth Portfolio              the equity securities of companies that have small market
                              capitalizations. Investment adviser is Calvert Asset Management Company,
                              Inc. The sub-advisor is Awad Asset Management, Inc.

Dreyfus VIF Quality Bond      Seeks to maximize current income as is consistent with the preservation
Portfolio (Service Class)     of capital and the maintenance of liquidity. Investment adviser is The
                              Dreyfus Corporation.

Dreyfus VIF Small Cap         Seeks to maximize capital appreciation. Investment adviser is The
Portfolio (Service Class)     Dreyfus Corporation.

The Dreyfus Socially          Seeks to provide capital growth, with current income as a secondary
Responsible Growth Fund,      goal. Investment adviser is The Dreyfus Corporation. The sub-adviser is
Inc. (Service Class)          NCM Capital Management Group, Inc.

Fidelity VIP Growth           Seeks to achieve capital appreciation. Investment adviser is Fidelity
Portfolio (Service Class)     Management & Research Company. The sub-advisor is Fidelity Management &
                              Research Company, Inc.

Fidelity VIP Index 500        Seeks investment results that correspond to the total return of common
Portfolio (Service Class)     stocks publicly traded in the United States, as represented by the
                              Standard & Poor's 500(SM) Index. Investment adviser is Fidelity Management
                              & Research Company. The sub-adviser is Deutsche Asset Management, Inc..

Fidelity VIP Mid Cap          Seeks long-term growth of capital. Investment adviser is Fidelity
Portfolio (Service Class)     Management & Research Company. The sub-advisor is Fidelity Management &
                              Research Company (U.K.), Inc.

Franklin Small Cap Fund       Seeks long-term capital growth. Investment adviser is Franklin Advisers,
(Class 2)                     Inc.

Templeton Asset Strategy      Seeks high total return. Investment adviser is Templeton Investment
Fund (Class 2)                Counsel, LLC.

Templeton Developing          Seeks long-term capital appreciation. Investment adviser is Templeton
Markets Securities Fund       Asset Management Ltd.
(Class 2)

Goldman Sachs Capital         Seeks long-term growth of capital. Investment adviser is Goldman Sachs
Growth Fund                   Asset Management.

Goldman Sachs CORE(SM) Small  Seeks long-term growth of capital. Investment adviser is Goldman Sachs
Cap Equity Fund               Asset Management.

Goldman Sachs Mid Cap Value   Seeks long-term capital appreciation. Investment adviser is Goldman
Fund                          Sachs Asset Management.

Janus Aggressive Growth       Seeks long-term growth of capital. Investment adviser is Janus Capital.
Portfolio (Service)

Janus Balanced Portfolio      Seeks long-term capital growth, consistent with preservation of capital
(Service)                     and balanced by current income. Investment adviser is Janus Capital.

Janus Capital Appreciation    Seeks long-term growth of capital. Investment adviser is Janus Capital.
Portfolio (Institutional)

PIMCO Foreign Bond            Seeks maximum total return, consistent with preservation of capital and
Portfolio (Administrative     prudent investment management. Investment adviser is Pacific Investment
Class)                        Management Company LLC.

PIMCO Low Duration Bond       Seeks maximum total return, consistent with preservation of capital and
Portfolio (Administrative     prudent investment management. Investment adviser is Pacific Investment
Class)                        Management Company LLC.

PORTFOLIO                                    INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
Scudder* Bond Portfolio       Seeks to provide a high level of income consistent with a high quality
(Class A)                     portfolio of debt securities. Investment adviser is Zurich Scudder
                              Investments, Inc.

Scudder* Global Discovery     Seeks above-average capital appreciation over the long term by investing
Portfolio (Class A)           primarily in equity securities of small companies located throughout the world. Investment adviser is Zurich Scudder Investments, Inc.

Scudder* Growth and Income    Seeks long-term growth of capital, current income and growth of income.
Portfolio (Class A)           Investment adviser is Zurich Scudder Investments, Inc.

Scudder* International        Seeks long-term growth of capital primarily through diversified holdings
Portfolio (Class A)           of marketable foreign equity investments. Investment adviser is Zurich
                              Scudder Investments, Inc.

Scudder* Money Market         Seeks to maintain stability of capital and, consistent therewith, to
Portfolio                     maintain the liquidity of capital and to provide current income.
                              Investment adviser is Zurich Scudder Investments, Inc.

Scudder** Government          Seeks high current income consistent with preservation of capital.
Securities Portfolio          Investment adviser is Zurich Scudder Investments, Inc.

Scudder** High Yield          Seeks to provide a high level of current income. Investment adviser is
Portfolio                     Zurich Scudder Investments, Inc.

Scudder** Small Cap Growth    Seeks maximum appreciation of investors' capital. Investment adviser is
Portfolio                     Zurich Scudder Investments, Inc.

SVS** Dreman High Return      Seeks to achieve a high rate of total return. Investment adviser is
Equity Portfolio              Zurich Scudder Investments, Inc.; investment sub-adviser is Dreman Value
                              Management L.L.C.

WM Equity Income Fund         Seeks to provide a relatively high level of current income while
(Class 2)                     achieving long-term growth of income and capital. Investment adviser is
                              WM Advisors, Inc.

WM Mid Cap Stock Fund         Seeks to provide long-term capital appreciation. Investment adviser is
(Class 2)                     WM Advisors, Inc.

WM Small Cap Stock Fund       Seeks long-term capital appreciation. Investment adviser is WM Advisors,
(Class 2)                     Inc.



*   formerly Scudder Variable Life Investment Fund

**  formerly Kemper Variable Series or KVS


        In addition to the variable account, the funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither Farmers nor the mutual funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

        If a fund's Board of Directors (or Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

PLEASE READ THE ATTACHED PROSPECTUSES FOR THE PORTFOLIOS TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS.


                         AVAILABILITY OF THE PORTFOLIOS

        We cannot guarantee that each portfolio will always be available for investment through the Policies.

        We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

        We also reserve the right in our sole discretion to establish additional subaccounts, or eliminate or combine one or more subaccounts. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant.


                       YOUR RIGHT TO VOTE PORTFOLIO SHARES

        Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Policy owners instruct, so long as such action is required by law.

        Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Contract Value you have in that portfolio (as of a date set by the portfolio).

        If we do not receive voting instructions on time from some owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Policy owners advising you of the action and the reasons we took such action.

THE POLICY
================================================================================


                               PURCHASING A POLICY


        To purchase a Policy, you must send the application and initial premium to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter for the Policy, Farmers Financial Solutions, LLC. Acceptance of an application is subject to our insurance underwriting, and we reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or canceled, the full amount paid with the application will be refunded.


        We determine the minimum principal sum (death benefit) for a Policy based on the attained age of the insured when we issue the Policy. The minimum principal sum for the preferred premium class is $150,000, and $50,000 for all others. The maximum issue age for insureds in the preferred underwriting class is age 75, and for all other premium classes is age 80. We base the minimum initial premium for your Policy on a number of factors including the age, sex and premium class of the insured and the amount of the principal sum. We currently require a minimum initial premium as shown on the Policy's specifications page.

        We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.


                        TAX-FREE 'SECTION 1035' EXCHANGES

        You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).


                      WHEN INSURANCE COVERAGE TAKES EFFECT

        TEMPORARY INSURANCE COVERAGE. If the insured meets our eligibility requirements for temporary insurance coverage, then we will provide the insured with temporary insurance coverage in the amount applied for, or $50,000, whichever is less. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement included with the Policy application.

        Temporary insurance coverage terminates automatically, and without notice, on the earliest of:

               -  The date full insurance coverage becomes effective; or

               - The date the proposed insured receives notice that their application has been declined, and in no event later than 12:01 a.m. Pacific Standard Time of the fifth day after Farmers has mailed a letter giving such notice; or

               - The date the proposed insured or the owner signs a request to cancel the application or rejects the policy if issued other than as applied for.

        FULL INSURANCE COVERAGE. If we issue the Policy as applied for, full insurance coverage under the Policy will take effect on the issue date, provided sufficient payment has been received. If we issue a Policy other than as applied for, full insurance coverage will take effect either upon the completion of all underwriting and owner payment for and acceptance of the Policy, or on the issue date, whichever is later. The issue date will be printed in the Policy and may be several days later than when the Policy is delivered to you. Full insurance coverage will not begin before the issue date printed in the Policy.

        Generally, we will issue the Policy if we determine that the insured meets our underwriting requirements and we accept the original application. On the issue date, we will begin to deduct monthly deductions from your net premium and we will allocate your premium (multiplied by the percent of premium factor, and minus the monthly deduction(s)) to the fixed account until the reallocation date. See "Allocating Premiums."

                                OWNERSHIP RIGHTS

        The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the insured's estate. The owner may exercise certain rights described below.

Changing the Owner       -    You may change the owner by providing a written
                              request to us at any time while the insured is
                              alive.
                         -    The change takes effect on the date that the
                              written request is signed.
                         -    We are not liable for any actions we may have
                              taken before we received the written request.
                         -    Changing the owner does not automatically change
                              the beneficiary.
                         -    Changing the owner may have tax consequences. You
                              should consult a tax adviser before changing the
                              owner.
--------------------------------------------------------------------------------

Selecting and            -    You designate the beneficiary (the person to
Changing the                  receive the death benefit when the insured dies)
Beneficiary                   in the application.

                         - If you designate more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.

                         - If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.

                         - If both the beneficiary and contingent beneficiary die before the insured, then we will pay the death benefit to the owner or the owner's estate once the insured dies.

                         - You can request a delay clause which provides that if the beneficiary dies within a specified number of days (maximum 180 days) following the insured's death, then the death benefit proceeds will be paid as if the beneficiary had died first.

                         - You can change the beneficiary by providing us with a written request while the insured is living.

                         - The change in beneficiary is effective as of the date you sign the written request.

                         - We are not liable for any actions we may have taken before we received the written request.
--------------------------------------------------------------------------------

Assigning the            -    You may assign Policy rights while the insured is
Policy                        alive.

                         - The owner retains any ownership rights that are not assigned.

                         - Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.

                         - Claims under any assignment are subject to proof of interest and the extent of the assignment.

                         -    We are not:

                              -> bound by any assignment unless we receive a written notice of the assignment.

                              ->   responsible for the validity of any
                                   assignment.

                              -> liable for any payment we made before we received written notice of the assignment.


                         - Assigning the Policy may have tax consequences. See "Federal Tax Considerations."



                               CANCELING A POLICY

        You may cancel a Policy during the "right-to-examine period" by returning it to our Home Office. In most states, the right-to-examine period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the right-to-examine period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all premiums paid for the Policy.

PREMIUMS
================================================================================


                               PREMIUM FLEXIBILITY

        You have flexibility to determine the frequency and the amount of the premiums you pay. You do not have to pay premiums according to any schedule. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium.

        Before the issue date of the Policy (or if premium is paid on delivery of the Policy, before the record date), we will require you to pay the premium indicated on your Policy's specification page. Thereafter, you may pay premiums ($25 minimum) at any time. You must send all premiums to our Service Center. We reserve the right to limit the number and amount of any unscheduled premiums. You may not pay any premiums after the insured reaches attained age 100.

        We multiply each premium by the percent of premium factor (currently 0.965) and credit the resulting value to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and selling expenses.

        WE WILL TREAT ANY PAYMENT YOU MAKE AS A PREMIUM UNLESS YOU CLEARLY MARK IT AS A LOAN REPAYMENT. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Internal Revenue Code, or if the payment would increase the death benefit by more than the amount of the premium. Your Policy's specifications page will show the maximum premium amount. If we return a portion of your premium based on the maximum premium amount, we will not allow you to make additional premiums until they are allowed by the maximum premium limitations.

        ELECTRONIC PAYMENTS OR BILLING. If you authorize electronic payment of your premiums from your bank account, or if you ask to be billed for your planned premiums, the total amount of premiums being debited, or billed, must be at least $300 per year. You can be billed, or make electronic payments, on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

        You can stop paying premiums at any time and your Policy will continue in force until the earlier of the maturity date (when the insured reaches attained age 110), or the date when either (1) the insured dies, or (2) the grace period ends after the Surrender Value has been exhausted, or (3) we receive your signed request to surrender the Policy.


        BACKDATING. We may sometimes backdate a Policy, if you request, by assigning an issue date earlier than the record date so that you can obtain lower cost of insurance rates, based on a younger insurance age. We will not backdate a Policy earlier than the date the application is signed. Backdating in some cases causes higher surrender charges if it results in the Deferred Sales Charge or Administrative Components being based on a lower age bracket. (See "Surrender Charge.") For a backdated Policy, monthly deductions will begin on the backdated issue date. You will therefore incur charges for the period between the issue date and the record date as though full insurance coverage is in effect during this period, even though full coverage does not in fact begin until the record date (or a few days prior to the record date in some cases). (See "When Insurance Coverage Takes Effect.")

        TAX CODE PROCESSING. If Farmers receives any premium payment that it anticipates will cause a Policy to become a modified endowment contract ("MEC") or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, Farmers will not accept the excess portion of that premium and will immediately notify the owner and give an explanation of the issue. Farmers will refund the excess premium no later than 2 weeks after receipt of the premium at the Service Center (the "refund date"), except in the following circumstances:

               a. the tax problem resolves itself prior to the refund date; or

               b. the tax problem relates to a MEC and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.

        In the above cases, Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgment at the Service Center. We will then process the excess premium accordingly.


                                Minimum Premiums

        The full initial premium is the only premium required to be paid under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. PAYING THE CURRENT MONTHLY MINIMUM PREMIUM WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. Additional premiums may be necessary to keep the Policy in force.

        The initial minimum premium and payment mode (annual and monthly) are shown on your Policy's specifications page, and depends on a number of factors including the age, sex, and premium class of the proposed insured, and the principal sum requested.

        The minimum premium will change if:

               -  you increase or decrease the principal sum;

               -  you change the death benefit option;

               -  you change or add a rider;

               - you take a partial withdrawal when you have elected the level death benefit option (Option B); or


               - the insured's premium class changes (for example, from nicotine to non-nicotine, or from standard to substandard).


        If your Surrender Value (that is, the Contract Value, minus the surrender charge, and minus any outstanding loan amount, including any interest you owe) becomes zero or less, so that you cannot pay the monthly deduction when due, AND if the total premiums you have paid, less withdrawals (not including surrender charges and processing fees), are less than the cumulative minimum premiums under your Policy, then your Policy will enter a 61-day grace period. During the grace period, you must make a payment large enough to keep the Policy in force. The cumulative minimum premiums is the sum of all past monthly-mode minimum premiums due since the issue date.

        But if the total premiums you have paid, less withdrawals (not including surrender charges and processing fees), are greater than the cumulative minimum premiums required under your Policy, then your Policy will enter a grace period only if your Contract Value, minus any outstanding loan amount (including any interest you owe), is not large enough to pay the entire monthly deduction when due. See "Risk Summary," and "Policy Lapse."

        Your Policy can lapse before maturity, depending on the premiums you pay and the investment results of the subaccounts in which you invest your Contract Value. Your agent can provide you with an illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain issue ages, classes and policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy. This is not true for all ages, classes, and investment results, however, so we encourage you to request an illustration from your agent to help you decide what level of premium payments to pay in your particular circumstances.

                                Planned Premiums

        You may determine a planned premium schedule which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned premiums by sending us a written request. We have the right to limit the amount of any increase in planned premiums. Even if you make your planned premiums on schedule, your Policy may lapse if your Surrender Value (or Contract Value, if applicable) is insufficient to pay the monthly deduction. See "Risk Summary," "Policy Lapse."

                               ALLOCATING PREMIUMS

        When you apply for a Policy, you must instruct us to allocate your initial premium(s) to one or more subaccounts of the variable account and to the fixed account according to the following rules:


               - you must put at least 1% of each premium in any subaccount or the fixed account you select;

               - allocation percentages must be in whole numbers and the sum of the percentages must equal 100.


You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of subaccount allocations in effect at any one time.

        Investment returns from amounts allocated to the subaccounts will vary with the investment experience of these subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

        On the issue date, we will allocate your premium(s), times the percent of premium factor, minus the monthly deduction(s) to the fixed account. We also allocate any premiums we receive from the issue date to the reallocation date (the record date, plus the number of days in your state's right to examine period, plus 10 days) to the fixed account. While held in the fixed account, premium(s) will be credited with interest at the current fixed account rate. On the reallocation date, we will reallocate the Contract Value in the fixed account to the other subaccounts (at the unit value next determined) and the fixed account in accordance with the allocation percentages provided in the application.

        Unless additional underwriting is required, we invest all premiums paid after the reallocation date on the Valuation Day they are received in our Service Center. We credit these premiums to the subaccounts at the unit value next determined after we receive your payment.

Contract Values
================================================================================


CONTRACT VALUE          -   serves as the starting point for calculating values
                            under a Policy

                        - equals the sum of all values in each subaccount and the fixed account

                        - is determined on the issue date and on each Valuation Day

                        - on the issue date, equals the initial premium times the percent of premium factor, less the monthly deduction

                        - has no guaranteed minimum amount and may be more or less than premiums paid

                                 SURRENDER VALUE

        The Surrender Value is the amount we pay when you surrender your Policy. We determine the Surrender Value at the end of the Valuation Period when we receive your written surrender request.

SURRENDER VALUE ON ANY  -   the Contract Value as of such date; MINUS
VALUATION DAY EQUALS:
                        -   any surrender charge as of such date; MINUS

                        -   any outstanding Policy loans; MINUS

                        -   any interest you owe on the Policy loans.

                                SUBACCOUNT VALUE

        Each subaccount's value is the Contract Value in that subaccount. At the end of any Valuation Period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

THE NUMBER OF UNITS     -   the initial units purchased at the unit value on the
IN ANY SUBACCOUNT ON        issue date; PLUS
ANY VALUATION DAY
EQUALS:                 -   units purchased with additional premiums net of the
                            percent of premium factor; PLUS

                        - units purchased via transfers from another subaccount or the fixed account; MINUS

                        - units redeemed to pay a pro-rata share of the monthly deductions; MINUS

                        - units redeemed to pay for withdrawals, and any applicable surrender charges; MINUS

                        - units redeemed as part of a transfer to another subaccount or the fixed account.

        Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or withdrawal, by the unit value for that subaccount at the end of the Valuation Period.

                              Subaccount Unit Value


        The value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at the figure shown on the Variable Account's financial statements. The unit value may increase or decrease from one Valuation Period to the next.


        The unit value of any subaccount at the end of a Valuation Period is calculated as:

        A x B, where:

        "A" is the subaccount's unit value for the end of the immediately preceding Valuation Day; and

        "B" is the net investment factor for the most current Valuation Day.

        The net investment factor is an index we use to measure the investment performance of a subaccount from one Valuation Period to the next. Each subaccount has a net investment factor for each Valuation Period that may be greater or less than one. Therefore, the value of a unit (and the value of a subaccount) may increase or decrease. We determine the net investment factor for any subaccount for any Valuation Period by the following formula:



                       X
                      ---  - Z
                       Y


"X" equals:

        1. the net asset value per portfolio share held in the subaccount at the end of the current Valuation Day; PLUS

        2. the per share amount of any dividend or capital gain distribution on shares held in the subaccount during the current Valuation Day; MINUS

        3. the per share amount of any capital loss distribution on shares held in the subaccount during the current Valuation Day; MINUS

        4. the per share amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes.

"Y" equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding Valuation Day.

"Z" equals the mortality and expense risk charge.

                               Fixed Account Value

        On the issue date, the fixed account value is equal to the premiums allocated to the fixed account, less the portion of the first monthly deduction taken from the fixed account.

THE FIXED ACCOUNT       -    "A" is the fixed account value on the preceding
VALUE AT THE END OF          Valuation Day plus interest from the preceding
ANY VALUATION                Valuation Day to the date of calculation; PLUS
PERIOD IS EQUAL TO
A+B+C-D-E-F:            -    "B" is the portion of the premium(s), multiplied by
                             the percent of premium factor, allocated to the fixed account since the preceding Valuation Day, plus interest from the date such premiums were received to the date of calculation; PLUS

                        - "C" any amounts transferred to the fixed account since the preceding Valuation Day, plus interest from the effective date of such transfers to the date of calculation; MINUS

                        - "D" is the amount of any transfer from the fixed account to the subaccounts since the preceding Valuation Day, plus interest from the effective date of such transfers to the date of calculation; MINUS

                        - "E" is the amount of any withdrawals (partial surrenders) and any applicable surrender charges deducted from the fixed account since the preceding Valuation Day, plus interest on those surrendered amounts from the effective date of each withdrawal to the date of calculation; MINUS


                        - "F" is zero, except on the monthly due date, when it is a pro-rata share of the monthly deduction for the month beginning on that monthly due date.


        Your Policy's guaranteed minimum fixed account value will not be less than the minimum values required by the state where we deliver your Policy.

CHARGES AND DEDUCTIONS
================================================================================



        This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.


SERVICES AND BENEFITS   -    the death benefit (principal sum), surrender and
WE PROVIDE:                  loan benefits under the Policy

                        -    investment options, including premium allocations

                        -    administration of elective options

                        -    the distribution of reports to owners

COSTS AND EXPENSES WE   -    costs associated with processing and underwriting
INCUR:                       applications, issuing and administering the Policy
                             (including any riders)

                        - overhead and other expenses for providing services and benefits


                        -    sales and marketing expenses, including
                             compensation paid in connection with the sale of the Policies


                        - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state and local premium and other taxes and fees

RISKS WE ASSUME:        -    that the cost of insurance charges we may deduct
                             are insufficient to meet our actual claims because insureds die sooner than we estimate

                        - that the costs of providing the services and benefits under the Policies exceed the charges we deduct

                               PREMIUM DEDUCTIONS

        When you make a premium payment, we apply a percent of premium factor currently equal to 0.965 to the premium to determine the amount that we will allocate to the subaccounts and the fixed account according to your instructions. The 3.5% of each premium we retain compensates us for distribution expenses and state premium taxes. We may change the percent of premium factor for new Policies in the future.

                                MONTHLY DEDUCTION


        We take a monthly deduction from the Contract Value on the issue date and on each monthly due date (the same day of each succeeding month as the issue date, or, if there is no comparable Valuation Day, the next Valuation Day). We will make deductions by canceling units in each subaccount and withdrawing funds from the fixed account. We will take the monthly deduction on a pro-rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the sum of all subaccounts and the fixed account on the monthly due date). Because portions of the monthly deduction can vary from month-to-month, the monthly deduction will also vary.


        The monthly deduction is equal to:


               -  The cost of insurance charge for the Policy; PLUS

               -  The charges for any riders; PLUS

               -  The monthly administration charge; PLUS

               - The special premium factor applied to the cost of insurance for a special premium class, if any; PLUS

               -  The flat extra charge for a special premium class, if any.

        Cost of Insurance. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit (i.e., the anticipated cost of paying a death benefit that exceeds your Contract Value). The charge depends on a number of variables (Contract Value and the insured's issue age, sex, and premium class, and the number of months since the issue date) that would cause it to vary from Policy to Policy and from monthly due date to monthly due date. The current (but not the maximum) cost of insurance rates generally increase significantly at the earlier of the 21st policy year or age 80.


        The cost of insurance charge is equal to the cost of insurance rate at the insured's attained age, times the number of thousands of Risk Insurance Amount.

        The Risk Insurance Amount is:

               1. The current death benefit; MINUS

               2. The Contract Value at the end of the Valuation Day preceding the monthly due date; PLUS

               3. The monthly administrative charge for the month that begins on the monthly due date; PLUS

               4. Any charges for riders for the month that begins on the monthly due date.

        The Risk Insurance Amount may increase or decrease, depending on investment experience, the payment of additional premiums, Policy riders, and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease over time.

        Cost of insurance rates are based on the sex, attained age, and premium class of the insured. The cost of insurance rates are generally higher for male insureds than for female insureds of the same age and premium class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates shown in Appendix A.

        The premium class of the insured will affect the cost of insurance rates. We currently place insureds into standard premium classes and into special premium classes involving higher mortality risks. The cost of insurance rates for special premium classes involving higher mortality risks are multiples of the standard rates. If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in Appendix A times the special premium class rating factor shown on your Policy's specification page. The charge for any attached rider is a separate calculation.


        We calculate the cost of insurance separately for the initial principal sum and for any increase in principal sum. If you request and we approve an increase in your Policy's principal sum, then a different premium class (and a different cost of insurance) may apply to the increase, based on the insured's age and circumstances at the time of the increase.


        The Policies are based on mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and premium class. We also offer Policies based on unisex mortality tables if required by state law.

        Charges for Riders. The monthly deduction includes charges for any optional insurance benefits you add to your Policy by rider.


        Monthly Administration Charge. We deduct this charge to compensate us for administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $5. We may increase or decrease this charge but it is guaranteed never to be higher than $8.

        Monthly Special Premium Class Charge. If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate may be the rate shown in the Policy times a special premium rating factor shown on the Policy's specifications page. This factor is applied to both current and guaranteed cost of insurance rates. This charge compensates us for additional costs associated with claims from the insureds in the special premium class. If applicable to you, your Policy's specifications page will show the amount of this charge.


        Monthly Flat Extra Charge. We deduct a flat extra charge if the insured is in a special premium class. This compensates us for the additional costs associated with the special premium class. The charge, if any, will be shown on your Policy's specifications page.

                        MORTALITY AND EXPENSE RISK CHARGE

        We deduct a daily charge from your Contract Value in each subaccount to compensate us for certain mortality and expense risks we assume. The mortality risk is that an insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy. This charge is equal to:


               -  your Contract Value in each subaccount MULTIPLIED BY

               - the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%.


        If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits for any lawful purpose including covering distribution costs.

                                SURRENDER CHARGE

        We deduct a surrender charge if, during the first 14 Policy years, you:

               -  fully surrender the Policy, or

               - take a partial withdrawal from your Policy, if you have elected a level death benefit (Option B) , or

               - you decrease the principal sum that was in effect at the time of issue.

        In the case of a full surrender, we pay the remaining Contract Value (less any surrender charge and any outstanding loan amount, including any interest you owe) to you. The payment you receive is called the Surrender Value.

        If you take a partial withdrawal, we will reduce the Contract Value on a pro-rata basis from the subaccounts and the fixed account (unless you instruct us otherwise) by the amount of the partial withdrawal, the processing fee, and any surrender charge.

        THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THIS CHARGE BEFORE YOU REQUEST A SURRENDER. Under some circumstances the level of surrender charges might result in no Contract Value available if you surrender your Policy during the period when surrender charges apply. This will depend on a number of factors, but is more likely if:

               1. you pay premiums equal to or not much higher than the minimum premium shown in your Policy, or

               2. investment performance is too low.

        The surrender charge is equal to the sum of the Deferred Sales Charge Component and the Administrative Component.

        The Deferred Sales Charge Component is calculated by:

               1. find the sum of all premiums that have been paid to the Policy
                  (do not deduct amounts withdrawn or the percent of premium factor);

               2. multiply this sum by 0.075 if the insured's issue age was 65 or younger, or by 0.050 if the insured's issue age was 66 or older;

               3. multiply the result by the appropriate number on this table:

-----------------------------------------------------------------------------------------------------------
Policy Year:                1-3   4     5     6     7    8     9     10   11    12    13    14  15 or more
-----------------------------------------------------------------------------------------------------------
Issue ages 0-65            1.00  1.00  1.00  0.90 0.80  0.70  0.60  0.50 0.40  0.30  0.20  0.10    0.00
-----------------------------------------------------------------------------------------------------------
Issue ages 66 and older    1.00  0.90  0.80  0.70 0.60  0.50  0.40  0.30 0.20  0.15  0.10  0.05    0.00
-----------------------------------------------------------------------------------------------------------

        The Administrative Component is calculated by:

               1. the appropriate surrender charge factor from the tables in
                  Appendix B for the insured's age on the issue date and the number of full Policy years since the issue date (regardless of whether the Policy has lapsed and been reinstated) (the tables vary by sex and premium class); MULTIPLIED BY

               2. the number of thousands of principal sum on the issue date,
                  MINUS any reductions in principal sum for which a surrender charge has already been imposed.

        Decrease in Principal Sum. If you decrease the principal sum that was in effect on the issue date, we will assess the administrative component of the surrender charge. To determine the surrender charge for a decrease in principal sum: multiply the appropriate surrender charge factor from the tables in Appendix B by the number of thousands of principal sum at the time of issue that are now being decreased. Only a reduction in the original principal sum amount (as of the issue date) incurs a surrender charge.

        AN EXAMPLE OF CALCULATING THE SURRENDER CHARGE FOLLOWS:

        This example is for a Policy issued to a male non-nicotine that is in its seventh Policy year. The principal sum is $200,000 and the issue age is 35. A premium of $1,000 has been paid at the beginning of each year and the total cumulative premium payments are $7,000.


        The total surrender charge is the sum of a Deferred Sales Charge Component and an Administrative Component.

        The Deferred Sales Charge Component is calculated by multiplying the cumulative premium by 0.075, then multiplying the result by the appropriate number from the table. For this example the appropriate number is 0.80. The result is ($7,000)(0.075)(0.80) = $420.

        The Administrative Component is calculated by multiplying the number of thousands of principal sum by the appropriate factor from the surrender charge table. In this example the factor is 4.94. The result is ($200)(4.94) = $988.

        The total surrender charge is the sum of the Deferred Sales Charge Component and the Administrative Component. The total surrender charge is therefore $420 + $988 = $1,408.

        PARTIAL WITHDRAWAL PROCESSING FEE. We deduct a processing fee equal to the lesser of $25 or 2% of the amount withdrawn.

                                 TRANSFER CHARGE

        - We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.

        - We charge $25 for each additional transfer. We will not increase this charge.

        - For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of subaccounts (or fixed account) affected by the transfer.

        - We deduct the transfer charge from the amount being transferred, or from the remaining Contract Value, according to your instructions.

        - Transfers we effect on the reallocation date, and transfers due to loans, automatic asset rebalancing, and dollar cost averaging, do NOT count as transfers for the purpose of assessing this charge.

                               PORTFOLIO EXPENSES


        The value of the net assets of each subaccount is reduced by the investment management fees, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. You pay these fees and expenses indirectly. See the Portfolio Expense Table in this prospectus, and the portfolios' prospectuses for further information on these fees and expenses.

        We (and our affiliates) receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the portfolios in connection with administrative or other services we provide and cost savings experienced by the investment advisers, administrators or distributors. Such compensation may range from 0.10% to 0.25% and is based on a percentage of assets of the particular portfolios attributable to the Policy, and in some cases, other policies issued by Farmers (or its affiliates). We also receive the service fees and all or a portion of the 12b-1 fees deducted from portfolio assets as reimbursement for providing certain services permitted under the fund's 12b-1 plan. Some advisers, administrators or portfolios may pay us more than others.

                                  Other Charges

        -       We charge $5 for each additional annual report you request.

        - We charge $1.50 per $1,000 for each increase in principal sum (this charge cannot exceed $300).

        -       Any riders attached to the Policy will have their own charges.

Death Benefit

================================================================================

                             DEATH BENEFIT PROCEEDS

        As long as the Policy is in force, we will pay the death benefit proceeds once we receive satisfactory proof of the insured's death at our Home Office. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary or a contingent beneficiary. If the beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds into an interest paying checking account or under a payment option. See "Payment Options."

DEATH BENEFIT         -       the death benefit (described below); MINUS
PROCEEDS EQUAL:       -       any past due monthly deductions; MINUS
                      -       any outstanding Policy loan on the date of death;
                              MINUS
                      -       any interest you owe on the Policy loan(s); PLUS
                      -       any additional insurance provided by rider.

        If all or part of the death benefit proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the insured's death to the date we make payment. We will place the death benefit proceeds into an interest-bearing draft account opened in the beneficiary's name. The beneficiary can withdraw all or a portion of the proceeds at any time. We fully guarantee all amounts held in the draft account.


        We may further adjust the amount of the death benefit proceeds under certain circumstances. See "Our Right to Contest the Policy," "Misstatement of Age or Sex," and "Suicide Exclusion."


                              DEATH BENEFIT OPTIONS


        In your application, you tell us how much life insurance coverage you want on the life of the insured. We call this the "principal sum" of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through attained age 99), or Option B (level death benefit through attained age 99). For attained ages after age 99, the death benefit equals the Contract Value. You may change the death benefit option after the first Policy year.


THE VARIABLE DEATH         -       the principal sum PLUS the Contract Value
BENEFIT UNDER OPTION A             (determined as of the end of the Valuation
IS THE GREATER OF:                 Period during which the insured dies); OR
                           -       the death benefit required by the Tax Code
                                   (Contract Value on the date of death
                                   multiplied by the applicable death benefit percentage).

        Under Option A, the death benefit varies with the Contract Value.

THE LEVEL DEATH BENEFIT    -       the principal sum on the date of death;
UNDER OPTION B IS THE              OR
GREATER OF:                -       the death benefit required by the Tax
                                   Code (Contract Value on the date of
                                   death multiplied by the applicable death benefit percentage).

        Under Option B, your death benefit generally equals the principal amount and will remain level, unless the death benefit is determined as required by the Tax Code (Contract Value times the applicable death benefit percentage).

        Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

        In order for the Policy to qualify as life insurance, Federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the insured person's attained age. For example, the death benefit percentage is 250% for an insured at age 40 or under, and it declines for older insureds. The following table indicates the applicable death benefit percentages for different attained ages:


                    ATTAINED AGE               DEATH BENEFIT PERCENTAGE

                    40 and under                         250%
                      41 to 45          250% minus 7% for each age over age 40
                      46 to 50          209% minus 6% for each age over age 46
                      51 to 55          178% minus 7% for each age over age 51
                      56 to 60          146% minus 4% for each age over age 56
                      61 to 65          128% minus 2% for each age over age 61
                      66 to 70          119% minus 1% for each age over age 66
                      71 to 74          113% minus 2% for each age over age 71
                      75 to 90                           105%
                      91 to 94          104% minus 1% for each age over age 91
                    95 and above                         100%


        If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

        OPTION A EXAMPLE. Assume that the insured's attained age is under 40, that there have been no decreases in the principal sum, and that there are no outstanding loans. Under Option A, a Policy with a principal sum of $50,000 will pay a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).

        However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,333 X 250% = $83,335) will be greater than the principal sum plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50.

        Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

        OPTION B EXAMPLE. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in principal sum, and that there are no outstanding loans. Under Option B, a Policy with a $50,000 principal sum will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $20,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the principal sum of $50,000. Each additional dollar added to the Contract Value above $20,000 will increase the death benefit by $2.50.

        Similarly, so long as the Contract Value exceeds $20,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

                         CHANGING DEATH BENEFIT OPTIONS

        - After the first Policy year, you may change death benefit options or change the principal sum (but not both, unless done simultaneously) once each Policy year.

        -       You must make your request in writing.

        -       We may require evidence of insurability.

        - The effective date of the change will be the monthly due date on or following the date when we approve your request for a change.

        - We will send you a Policy endorsement with the change to attach to your Policy.

        - Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

        FROM OPTION A (VARIABLE DEATH BENEFIT) TO OPTION B (LEVEL DEATH BENEFIT)

                -       We do not require evidence of insurability.

                - The principal sum will change. The new Option B principal sum will equal the Option A principal sum plus the Contract Value on the effective date of the change.

                -       The minimum premium will increase.

                - The change in option affects the determination of the death benefit since Contract Value is no longer added to the principal sum. The death benefit will equal the new principal sum (or, if higher, the Contract Value times the applicable death benefit percentage).

        FROM OPTION B (LEVEL DEATH BENEFIT) TO OPTION A (VARIABLE DEATH BENEFIT)

                -       You must provide satisfactory evidence of insurability.

                - The principal sum will change. The new Option A principal sum will equal the Option B principal sum less the Contract Value immediately before the change, but the new principal sum will not be less than the minimum principal sum shown on your Policy's specifications page. WE WILL NOT IMPOSE ANY SURRENDER CHARGE SOLELY AS A RESULT OF THIS CHANGE IN PRINCIPAL SUM.

                -       The minimum premium will decrease.

                - The change in death benefit option affects the determination of the death benefit since Contract Value will be added to the new principal sum, and the death benefit will then vary with the Contract Value.


        A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See "Charges and Deductions - Monthly Deduction - Cost of Insurance.") If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option

B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the insured's age.

        After any change in death benefit option, the total surrender charge for the Policy will continue to be based on the principal sum on the issue date on which surrender charges have not already been imposed.

                   EFFECTS OF WITHDRAWALS ON THE DEATH BENEFIT

        If you have selected the variable death benefit (Option A), a withdrawal will not affect the principal sum. But if you have selected the level death benefit (Option B), a withdrawal (partial surrender) will reduce the principal sum by the amount of the withdrawal (not including surrender charges or the processing fee). The reduction in principal sum will be subject to the terms of the Changing the Principal Sum section below.

                           CHANGING THE PRINCIPAL SUM

        When you apply for the Policy, you tell us how much life insurance coverage you want on the life of the insured. We call this the principal sum. After the first Policy year, you may change the principal sum subject to the conditions described below. YOU MAY EITHER CHANGE THE PRINCIPAL SUM OR CHANGE THE DEATH BENEFIT OPTION (BUT NOT BOTH, UNLESS DONE SIMULTANEOUSLY) NO MORE THAN ONCE PER POLICY YEAR. We will send you a Policy endorsement with the change to attach to your Policy.

        Increasing the principal sum could increase the death benefit. Decreasing the principal sum could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the principal sum prior to the change. Changing the principal sum could affect the subsequent level of death benefit and Policy values. An increase in the principal sum may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the principal sum may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

        We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. However, changing the principal sum may have other tax consequences. You should consult a tax adviser before changing the principal sum.

        INCREASES

                - You may increase the principal sum by submitting a written request and providing evidence of insurability satisfactory to us. The increase will be effective on the monthly due date following our approval of your request.

                - You can only increase the principal sum before the insured's attained age 80.

                -       The minimum increase is $10,000.

                - We deduct a processing fee from the Contract Value equal to $1.50 per $1,000 of increase. The fee cannot exceed $300. The processing fee will be deducted from the subaccounts and the fixed account on a pro-rata basis, unless you give us different instructions.

                - If the amount of the Contract Value is insufficient to cover the processing fee, you must add sufficient additional premiums before the increase in principal sum will become effective.

                - Increasing the principal sum will increase your Policy's minimum premium.

        DECREASES

                - You may decrease the principal sum, but not below the minimum principal sum amount shown on your Policy's specifications page.

                - You must submit a written request to decrease the principal sum. Evidence of insurability is not required.

                - Any decrease will be effective on the monthly due date following our approval of your request.

                -       Any decrease will first be used to:

                        1.      reduce the most recent increase; then
                        2.      the next most recent increases in succession;
                                and then
                        3. the principal sum on the issue date (subject to a surrender charge).

                - If you decrease the principal sum that was in effect on the issue date, we will assess the Administrative Component of the surrender charge. To determine the surrender charge for a decrease in principal sum, multiply the appropriate surrender charge factor from the tables in Appendix B by the number of thousands of principal sum at the time of issue that are now being decreased. Only a reduction in the original principal sum amount (as of the issue date) incurs a surrender charge. Surrender charges will be deducted from the subaccounts and the fixed account on a pro-rata basis, unless you give us different instructions.


                - A decrease in principal sum may require that a portion of a Policy's Surrender Value be distributed as a partial surrender in order to maintain federal tax compliance. Decreasing the principal sum may also cause your Policy to become a Modified Endowment Policy under federal tax law and receive less favorable tax treatment than other life insurance policies. See "Tax Treatment of Policy Benefits, Modified Endowment Policies."


                - Decreasing the principal sum will reduce your Policy's minimum premium.

                                 PAYMENT OPTIONS

        There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

SETTLEMENT OPTIONS. If you surrender the Policy, or if the Policy matures, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of five fixed settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. The proceeds under any settlement option must be at least $2,500, and each payment must be at least $25, or we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

        Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured's date of death.

        Under any settlement option, the dollar amount of each payment will depend on three things:

                - the amount of the surrender or death benefit proceeds on the surrender date, maturity date or insured's date of death;
                - the interest rate we credit on those amounts (we guarantee a minimum interest rate); and
                - the specific option(s) you choose. The amount you would receive may depend on your adjusted age and sex.


OPTION 1 - INTEREST     -   Your proceeds will earn interest at a rate of 2.5%
ACCUMULATION:               per year compounded annually.
                        -   We may not keep the funds under this option for
                            longer than five years, unless the beneficiary is a minor, in which case we may hold the funds until the beneficiary attains the age of majority.

OPTION 2 - INTEREST     -   You will receive income of at least $25 annually,
INCOME:                     $12.42 semi-annually, $6.19 quarterly, or $2.05
                            monthly for each $1,000 of proceeds.
                        -   Unless you direct otherwise, the payee may withdraw
                            the proceeds at any time.
                        -   After the first year, we may defer such withdrawal
                            for up to six months.

OPTION 3 - INCOME -     -   We will pay installments for a specified period.
PERIOD CERTAIN:         -   The amount of each installment will not be less
                            than the amounts shown in the table in your Policy.
                        -   If the payee dies before the end of the specified
                            period, we will pay the installments to the contingent payee for the remainder of the specified period.

OPTION 4 - INCOME -     -   We will pay installments of a specified amount until
AMOUNT CERTAIN:             the proceeds together with interest are paid in
                            full.
                        -   We will credit interest at a rate of 2.5% compounded
                            annually.

OPTION 5 - INCOME       -   We will pay installments for the payee's lifetime.
- LIFE:                 -   We will make payments for at least a specified
                            guaranteed period.
                        -   If the payee dies before the end of the guaranteed
                            period, we will continue to pay proceeds to a contingent payee for the remainder of the guaranteed period.
                        -   The amount of each installment will depend on the
                            adjusted age and sex of the payee at the time the first payment is due.
                        -   We determine the adjusted age by calculating the age
                            at the payee's nearest birthday on the date of the first payment and subtracting a number that depends on the year in which the first payment begins:



                                First Payment Date                   Adjusted Age is Age Minus
                                ------------------                   -------------------------
                                    Before 2001                               0 Years
                                   2001 to 2010                               1 Year
                                   2011 to 2020                               2 Years
                                   2021 to 2030                               3 Years
                                   2031 to 2040                               4 Years
                                    After 2040                                5 Years


Surrenders and Withdrawals


================================================================================

                                   SURRENDERS

        - You may make a written request to surrender your Policy for its Surrender Value as calculated at the end of the Valuation Day when we receive your request. You should send your written request to the Service Center. A surrender may have tax consequences.

        - The insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request.

        - You will incur a surrender charge if you surrender the Policy during the first 14 Policy years. See "Charges and Deductions."

        - Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

        - We will pay you the Surrender Value in a lump sum within seven calendar days unless you request other arrangements.

        - Surrendering the Policy may have tax consequences. See "Federal Tax Consequences."

                               PARTIAL WITHDRAWALS

        After the first Policy Year, you may request a withdrawal of a portion of your Contract Value subject to certain conditions. Partial withdrawals may have tax consequences. See "Federal Tax Consequences."

WITHDRAWAL      ->      You must make your partial withdrawal request to us in
CONDITIONS:             writing.
                ->      You should send your written request to the Service
                        Center.
                ->      You may make only one partial withdrawal each calendar
                        quarter.
                ->      You must request at least $500.
                ->      You cannot withdraw more than 75% of the Surrender Value
                        without surrendering the Policy.
                ->      You can specify the subaccount(s) and fixed account from
                        which to make the withdrawal, otherwise we will deduct the amount from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account).
                ->      We will process the withdrawal at the unit values next
                        determined after we receive your request.
                ->      We generally will pay a withdrawal request within seven
                        calendar days after the Valuation Day when we receive the request.

        Whenever you take a withdrawal, we deduct a processing fee (on a pro rata basis) from the Contract Value equal to the lesser of $25 or 2% of the amount withdrawn.

        In addition, if you make a partial withdrawal during the first 14 years from the issue date and you have elected the level death benefit (Option B), we will deduct a surrender charge from your Contract Value. The surrender charge on a withdrawal is equal to the appropriate surrender charge factor from the table in Appendix B, multiplied by the number of thousands in principal sum on the issue date, minus any reductions in principal sum for which we have already imposed a surrender charge. We will cancel units equal to the amount of the withdrawal, processing fee, and any surrender charge from the subaccounts and the fixed account according to your instructions, or on a pro-rata basis if you provide no instructions.

        If the level death benefit (Option B) is in effect at the time of a withdrawal, we will reduce the principal sum by the amount of the withdrawal (but not by any surrender charges or the processing fee). See "Changing the Principal Sum - Decreases." We will not allow any withdrawal to reduce the principal sum below the minimum principal sum set forth in the Policy.

TRANSFERS
================================================================================

================================================================================

        You may make transfers from the subaccounts or from the fixed account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. WE MAY MODIFY OR REVOKE THE TRANSFER PRIVILEGE AT ANY TIME. The following features apply to transfers under the Policy:

- You may make an unlimited number of transfers in a Policy year from the subaccounts.

- You may only make one transfer a Policy year from the fixed account (unless you choose dollar cost averaging).

- You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

- For SUBACCOUNT TRANSFERS, you must transfer the lesser of $250, or the total value in the subaccount.

- For FIXED ACCOUNT TRANSFERS, you may not transfer more than 25% of the unloaned value in the fixed account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

- We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice) for the 13th and each additional transfer in a Policy year. Any unused free transfers do not carry over to the next Policy year. Transfers we effect on the reallocation date and transfers resulting from loans are NOT treated as transfers for the purpose of the transfer charge.

- We consider each written or telephone request to be a single transfer, regardless of the number of subaccounts (or fixed account) involved.

- We process transfers based on unit values determined at the end of the Valuation Day when we receive your transfer request.

                       Automatic Asset Rebalancing Program

        The automatic asset rebalancing program permits you to maintain the percentage of the Contract Value allocated to each subaccount at a pre-set level. Under the program, automatic transfers are made among the subaccounts on a quarterly basis so that your Contract Value is reallocated to match the percentages you specify. Asset rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

        Transfers under this program are not subject to the $250 minimum transfer limitation. We will not charge a transfer fee for asset rebalancing. You may not include the fixed account in the asset rebalancing program. We may change, terminate, limit or suspend automatic asset rebalancing at any time.


        You may elect automatic asset rebalancing on your application or you may enroll in automatic asset rebalancing at any time by submitting a request to the Service Center. You may cancel your participation in the program at any time.


               We may modify or revoke the automatic asset rebalancing program at any time.

                              Third Party Transfers

               If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. We take no responsibility for any third party asset allocation program. PLEASE NOTE that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

                            Excessive Trading Limits

        We reserve the right to limit transfers in any Policy year, or to refuse any transfer request for an owner if:

        - we believe, in our sole discretion, that excessive trading by the owner, or a specific transfer request, or a group of transfer requests, may have a detrimental effect on the accumulation unit values of any subaccount or the share prices of any portfolio or would be detrimental to other owners; or

        - we are informed by one or more portfolios that they intend to restrict the purchase of portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the price of portfolio shares.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other owners.

                          Dollar Cost Averaging Program

        Under the dollar cost averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the fixed account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more accumulation units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

        You may cancel your participation in the program at any time.


        You may enroll in the dollar cost averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. We must receive the form at least 5 valuation days before the transfer date, for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Contract Value in the fixed account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the fixed account must be at least $100. Transfers under the dollar cost averaging program will not occur unless the balance in the fixed account is at least as large as the amount designated to be transferred.


        We may modify or revoke the dollar cost averaging program at any time.

                               TELEPHONE TRANSFERS


        Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time.


        Please note the following regarding telephone transfers:

        -> We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

        -> We will employ reasonable procedures to confirm that telephone instructions are genuine.

        -> Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

        -> If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.


        We will process any telephone transfer order that is completely received at the Service Center before the New York Stock Exchange ("NYSE") closes (usually 4:00 p.m. Eastern time, 1:00 p.m. Pacific time). We cannot guarantee that telephone transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

        The corresponding portfolio of any subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time, 1:00 p.m. Pacific time), which coincides with the end of each Valuation Period. Therefore, we will process any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.


        We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Policies, for any reason.

Loans
================================================================================

        While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See "Federal Tax Consequences."

Loan Conditions:      -     You may take a loan against the Policy for amounts
                            up to the Surrender Value minus loan interest you would have to pay by the next Policy anniversary date.

                      - To secure the loan, we transfer an amount equal to the loan from the variable account and fixed account to the loan account, which is a part of our general account. If your loan application does not specify any allocation instructions, we will transfer the loan from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account).

                      - Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year, compounded annually. We may credit the loan account with an interest rate different from the fixed account.

                      - We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See "When We Make Payments."

                      - We charge you interest on your loan. During the first fourteen policy years, the current loan interest rate is 4.5%, with a maximum loan interest rate of 8% per year, compounded annually, on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. We may change the interest rate, but we will notify you of any increase in loan interest at least 30 days before the new rate becomes effective. Interest is due and payable at the end of each Policy year, or, if earlier, on the date of any loan increase or repayment. Unpaid interest becomes part of the outstanding loan and accrues interest accordingly.

                      - You may repay all or part of your outstanding loans at any time by sending the repayment to the Service Center. LOAN REPAYMENTS MUST BE AT LEAST $25, AND MUST BE CLEARLY MARKED AS "LOAN REPAYMENTS" OR THEY WILL BE CREDITED AS PREMIUMS.

                      - Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or variable account according to your current premium allocation instructions.

                      - We deduct any unpaid loan amount, including any interest you owe, from the Surrender Value and death benefit proceeds payable on the insured's death.

                      - If any unpaid loan amount, including any interest you owe, equals or exceeds the Contract Value, causing the Surrender Value to become zero, then your Policy will enter a 61-day grace period. See "Policy Lapse."

                             Effects of Policy Loans

        A Policy loan affects the Policy, because we reduce the death benefit proceeds and Surrender Value under the Policy by any outstanding loan amount, including any interest you owe. Repaying the loan causes the death benefit proceeds and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the loan account. This amount is not affected by the variable account's investment performance and may not be credited with the same interest rates currently accruing on the fixed account. Amounts transferred from the variable account to the loan account will affect the value in the variable account because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the variable account.

        There are risks involved in taking a Policy loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. See "Federal Income Tax Considerations." In addition, the tax consequences of a Policy loan after the fourteenth Policy year are uncertain. You should consult a tax adviser before taking out a Policy loan.

        We will notify you (and any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the Surrender Value. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

POLICY LAPSE
================================================================================

================================================================================

                                      LAPSE

        The following circumstances will cause your Policy to enter a 61-day grace period during which you must make a large enough payment to keep your Policy in force:


        - If your Policy's Surrender Value becomes zero, and total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are less than the cumulative minimum premiums required under the Policy; or

        - If you have paid large enough premiums so that total premiums you have paid, less withdrawals (not including surrender charges and processing fees), are greater than the cumulative minimum premiums, but the Contract Value (minus outstanding loan amount and interest you owe) is too low to pay the entire monthly deduction when due.


        Whenever your Policy enters the grace period, you must make a sufficient payment before the grace period ends. If you do not make a sufficient payment by the end of the grace period, then your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. The payment must be large enough to cause either one of the following conditions:

               1. the Surrender Value must exceed zero, after deducting all due and unpaid monthly deductions; OR

               2. total premiums paid less withdrawals (not including surrender charges and processing fees) must exceed cumulative minimum premiums, AND the Contract Value less any outstanding loan amount (including any interest you owe) must exceed zero, after deducting all due and unpaid monthly deductions.

        If your Policy meets the circumstances where it would enter into a grace period, we will mail a notice to your last known address and any assignee of record. We will mail the notice at least 61 days before the end of the grace period. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

                                  Reinstatement

        We will reinstate a lapsed Policy within three years after the Policy enters a grace period that ends with a lapse (and prior to the maturity date). To reinstate the Policy you must:

        -       provide evidence of insurability satisfactory to us;
        - make a payment of the unpaid monthly deductions due during the last expired grace period;
        - make a payment of a minimum premium sufficient to keep the Policy in force for three months; and
        - repay the entire Policy loan amount (including any interest you owed) that existed at the date of termination of coverage.


We will not reinstate any indebtedness. Your Contract Value on the reinstatement date will equal the premiums you pay at reinstatement, less the Policy loan repayment, times the percent of premium factor, minus all unpaid monthly deductions due during the last expired grace period, minus an additional monthly deduction due at the time of reinstatement. The surrender charges will still apply and will be calculated as of the original issue date of the Policy. The reinstatement date for your Policy will be the monthly due date on or following the date we approve your application for reinstatement. In most states, we will apply the suicide and incontestability provisions from the reinstatement date. We may decline a request for reinstatement. We will not reinstate a Policy that has been surrendered for the Surrender Value.

Federal Tax Considerations
================================================================================


        The following summary provides a general description of the Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisers for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.


                            Tax Status of the Policy

        A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy should satisfy the applicable Tax Code requirements. Because of the absence of pertinent interpretations of the Tax Code requirements, there is, however, some uncertainty about the application of such requirements to the Policy, particularly if the Policy is issued on a special premium class basis. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

        In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the your flexibility to allocate premiums and Contract Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over variable account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the variable account assets supporting the Policy.

        In addition, the Tax Code requires that the investments of the variable account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the variable account, through the portfolios, will satisfy these diversification requirements.

        The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

                        TAX TREATMENT OF POLICY BENEFITS


        IN GENERAL. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. You should consult a tax adviser on these consequences.


        Generally, you will not be deemed to be in constructive receipt of the Contract Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

        MODIFIED ENDOWMENT CONTRACTS. Under the Tax Code, certain life insurance policies are classified as "Modified Endowment Contracts" ("MECs") and receive less favorable tax treatment than other life insurance contracts. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued (including a reduction in benefits at any time after issuance) could also cause it to be classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax adviser to determine the circumstances, if any, under which your Policy would not be classified as a MEC.


        Upon issue of your Policy, we will notify you if your Policy is classified as a MEC based on the initial premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

        Distributions (other than Death Benefits) from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

                - All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy owner's investment in the Policy only after all gain has been distributed.

                - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

                - A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, the beneficiary.

                - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

        DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.


        Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans after the fourteenth Policy year is less clear; you should consult a tax adviser about such loans.


        Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

        INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

        POLICY LOANS. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.


        MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.


        OTHER POLICY OWNER TAX MATTERS. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in-force beyond the insured's 100th year.

        BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.

        In recent years, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued guidance relating to split dollar insurance arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

        Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the policyowner is subject to that tax.

        POSSIBLE TAX LAW CHANGES. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.


        POSSIBLE CHARGES FOR OUR TAXES. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

Other Policy Information


================================================================================

                         OUR RIGHT TO CONTEST THE POLICY

        In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

        In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the issue date, or if reinstated, for two years from the date of reinstatement. We will not contest any increase in principal sum after the increase has been in force for two years during the insured's lifetime. This provision also applies to any riders.

                                SUICIDE EXCLUSION

        If the insured commits suicide, while sane or insane, within two years of the issue date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any loans

(including any interest you owe), and LESS any withdrawals (not including surrender charges and processing fees) previously paid. A new two-year period will apply from the effective date of any reinstatement and to each increase in principal sum starting on the effective date of each increase. During this two-year period, the death benefit proceeds paid that are associated with an increase in principal sum will be limited to the monthly cost of insurance charges for the increase.

                           MISSTATEMENT OF AGE OR SEX

        If the insured's age or sex was stated incorrectly in the application or any supplemental application, we will adjust the death benefit to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance. If the insured's age has been overstated or understated, we will calculate future monthly deductions using the cost of insurance based on the insured's correct age and sex.

                              MODIFYING THE POLICY

        Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

        Upon notice to you, we may modify the Policy to:

                -> conform the Policy, our operations, or the variable account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

                -> assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

                ->      reflect a change in the variable account's operations.

        If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.


                                STATE VARIATIONS

        Any state variations in the Policy are covered in a special policy form for use in that state. This Prospectus provides a general description of the Policy. Your actual Policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Service Center.


                           WHEN WE WILL MAKE PAYMENTS

        We usually pay the amounts of any surrender, withdrawal, death benefit proceeds, loans, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:

        - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

        - the SEC permits, by an order, the postponement for the protection of owners; OR

        - the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of their value not reasonably practicable.

        If you have submitted a recent check or draft, we have the right to defer payment of surrenders, withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored.

        We have the right to defer payment of any surrender, withdrawal, death benefit proceeds, loans or settlement options from the fixed account for up to six months from the date we receive your written request.

                                Reports to Owners

        At least once each year, or more often as required by law, we will mail to owners at their last known address a report showing at least the following information as of the end of the report period:

     the current principal sum             any loans since the last report
     the current death benefit             premiums paid since the last report
     the Contract Value                    all deductions since the last report
     the Surrender Value                   the amount of any outstanding loans

        You may request additional copies of reports for a $5 fee. We will maintain all records relating to the variable account and the fixed account.


        Policy owners will also receive confirmations of each financial transaction, such as premium payments, transfers, partial withdrawals, loans and surrenders, as well as quarterly statements.



                               Policy Termination

        Your Policy will terminate on the earliest of:

            ->   the maturity date             ->  the end of the grace period
                 (insured's attained age 110)      without a sufficient payment
            ->   the date the insured dies     ->  the date you surrender the
                                                   Policy

                         SUPPLEMENTAL BENEFITS (RIDERS)

        The following supplemental benefits (riders) are available and may be added to a Policy. The cost of these benefits is added to the monthly deduction. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the variable account.

        - waiver of monthly deductions due to the insured's total disability
        -       term insurance on the insured's dependent children
        - payment of an accidental death benefit if the insured's death was caused by accidental bodily injury
        -       term insurance on additional insureds
        -       automatic increases in principal sum
        - accelerated payment of a portion of the death benefit in the event the insured develops a terminal illness
        - payment of a monthly disability benefit to the fixed account if the insured is totally disabled. This rider is designed to provide a monthly benefit that defrays a portion of the monthly deductions during periods when the policyowner is disabled and cannot pay any premiums. Surrender charges would be assessed and normal withdrawal limits would apply if you withdrew the monthly disability benefit. See "Surrender Charge."

        The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request.

        Each rider may not be available in all states, and a rider may vary by state.


PERFORMANCE DATA
================================================================================

================================================================================

   HYPOTHETICAL ILLUSTRATIONS BASED ON ADJUSTED HISTORIC PORTFOLIO PERFORMANCE

        In order to demonstrate how the actual investment experience of the portfolios could have affected the death benefit, Contract Value and Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment experience of each portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED.

        The values we may illustrate for death benefit, Contract Value and Surrender Value would take into account all charges and deductions from the Policy, the variable account and the portfolios. We would not deduct premium taxes or charges for any riders.

Additional Information
================================================================================

                              Sale of the Policies


        We have entered into a distribution agreement with Farmers Financial Solutions, LLC ("FFS") for the distribution and sale of the Policies. Pursuant to this agreement, FFS serves as principal underwriter for the Policies. FFS, a Nevada limited liability company organized in 2000, is affiliated with Farmers through Farmers' parent which provides management-related services to the parent companies of FFS. FFS is located at 2423 Galena Avenue, Simi Valley, California 93065. FFS is registered as a broker--dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

        FFS offers the Policies through its registered representatives who are registered with the NASD and with the states in which they do business. More information about FFS and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with FFS are also licensed as insurance agents in the states in which they do business and are appointed with Farmers.

        We pay sales commissions to FFS for the sale of the Policies by its registered persons. Sales commissions may vary, but are expected not to exceed 70% of premiums up to a target premium set by Farmers and 5.0% of premium in excess of the target premium in the first year. The commission is not expected to exceed 7.0% of premium up to the target premium and 5.0% of excess premium in renewal years two through ten. After year 10, the commission is expected not to exceed 0.185% of the Policy's Contract Value each year.

        FFS may enter into selling agreements with other broker-dealers registered under the 1934 Act to sell the Policies. Under these agreements, the commissions paid to broker-dealers will not exceed those described above.

        Because registered persons of FFS who sell the Policies are also agents of Farmers, they are eligible for various cash benefits, such as production incentive bonuses, insurance benefits, and expense allowances, and non-cash compensation programs that Farmers offers to its agents, such as conferences, trips, prizes, and awards. FFS and its managers may also sponsor incentive programs for registered persons. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

        We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the Variable Account.

        We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering at any time.


                                  LEGAL MATTERS

        Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. All matters of Washington law pertaining to the Policy have been passed upon by M. Douglas Close, Vice President and General Counsel, Farmers New World Life Insurance Company.

                                LEGAL PROCEEDINGS

        Like other life insurance companies, we are involved in lawsuits. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. While it is not possible to predict the outcome of such matters with absolute certainty, we believe that the ultimate disposition of these proceedings should not have a material adverse effect on the financial position of Farmers New World Life. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. There are no pending or threatened lawsuits that will materially impact the variable account.




Experts

        The financial statements included in the Prospectus have been audited by Deloitte & Touche LLP, independent auditors, 700 Fifth Avenue, Suite 4500, Seattle, Washington 98104-5044, as stated in their reports appearing in the Prospectus in the registration statement, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


        Actuarial matters included in this prospectus have been examined by Joel
D. Kuni as stated in the opinion filed as an exhibit to this registration statement.

                              FINANCIAL STATEMENTS


        The audited balance sheets of Farmers as of December 31, 2000 and 1999, and the related statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2000, as well as the Independent Auditors' Report, are contained herein. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policies.

        The audited financial statements for the Variable Account as of December 31, 2000, and for the period then ended, as well as the Independent Auditor's Report, are also contained herein.


                    FARMERS' EXECUTIVE OFFICERS AND DIRECTORS
        Farmers is governed by a board of directors. The following table sets forth the name, address and principal occupation during the past five years of each of Farmers' executive officers and directors.

                               BOARD OF DIRECTORS


================================================================================

================================================================================

================================================================================

================================================================================

======================================================================================================
                                 Positions With
       Name And Address              Farmers           Principal Occupation During Past 5 Years
======================================================================================================
Kathryn M. Callahan              Board Director,       Vice President and Actuary, Farmers since
3003 - 77th Ave., S.E.           Vice President &      1987.
Mercer Island, WA                Actuary
======================================================================================================
David A. Demmon                  Board Director,       Assistant Vice President and Treasurer,
3003 - 77th Ave., S.E.           Assistant Vice        Farmers since 1992.
Mercer Island, WA                President &
                                 Treasurer
------------------------------------------------------------------------------------------------------
Michael W. Keller                Board Director &      Vice President, Principal Financial Group
3003 - 77th Ave., S.E.           Vice President        from 3/95 to 7/00; Vice President Life
Mercer Island, WA                                      Marketing, Farmers since 7/00.
======================================================================================================
C. Paul Patsis                   Board Director,       President, Farmers since 5/98; President,
3003 - 77th Ave., S.E.           President, Chief      Marketing One from 1989 to 5/98.
Mercer Island, WA                Executive Officer
                                 and Chairman of the
                                 Board
======================================================================================================

------------------------------------------------------------------------------------------------------
James I. Randolph                Board Director,       Vice President Insurance Operations and
3003 - 77th Ave., S.E.           Vice President &      Assistant Secretary, Farmers since 9/91.
Mercer Island, WA                Assistant Secretary

------------------------------------------------------------------------------------------------------


        The following table gives the name, address and principal occupation during the past five years of the senior officers of Farmers (other than officers listed above as directors).

                                 SENIOR OFFICERS

======================================================================================================
                                    POSITIONS WITH
        NAME AND ADDRESS                FARMERS           PRINCIPAL OCCUPATION DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------

Sharylee Barnes, M.D.             Medical Director     Assistant Medical Director of Swiss
3003 - 77th Ave., S.E.                                 Reinsurance and Private Practice.
Mercer Island, WA
======================================================================================================

M. Douglas Close                  Vice President &     Associate General Counsel, FGI since 1990.
4680 Wilshire Blvd.               General Counsel
Los Angeles, CA
------------------------------------------------------------------------------------------------------

Sharon D. Courlas, M.D.           Vice President &     Medical Director, FNWL since 1991; Medical
3003 - 77th Ave., S.E.            Medical Director     Director at Safeco from 1/99 to 5/99;
Mercer Island, WA                                      Consulting Contract Medical Director, PEMCO
                                                       since 1997.
======================================================================================================

Gerald A. Dulek                   Assistant Vice       Vice President Real Estate & Support
4680 Wilshire Blvd.               President            Services, FGI since 3/76.
Los Angeles, CA
------------------------------------------------------------------------------------------------------

Gerald E. Faulwell                Vice President &     Senior Vice President & Chief Financial
4680 Wilshire Blvd.               Assistant Treasurer  Officer, FGI since 1988.
Los Angeles, CA
------------------------------------------------------------------------------------------------------

Laszlo G. Heredy                  Vice President       Vice President, FGI since 12/80.
4680 Wilshire Blvd.
Los Angeles, CA
------------------------------------------------------------------------------------------------------

Doren E. Hohl                     Assistant Secretary  Secretary & Senior Corporate Counsel, FGI
4680 Wilshire Blvd.                                    since 3/92.
Los Angeles, CA
------------------------------------------------------------------------------------------------------

Paul F. Hott                      Assistant Vice       Assistant Vice President MIS, FNWL since
3003 - 77th Ave., S.E.            President            3/95; Computer Operations Manager from 4/93
Mercer Island, WA                                      to 3/95.
------------------------------------------------------------------------------------------------------

======================================================================================================
                                    POSITIONS WITH
        NAME AND ADDRESS                FARMERS           PRINCIPAL OCCUPATION DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------

Kathleen D. Katovich              Assistant Secretary  Senior Corporate Counsel, FGI since 2/96;
4680 Wilshire Blvd.                                    Assistant General Counsel, California
Los Angeles, CA                                        Institute of Technology from 1992 to 1996.
------------------------------------------------------------------------------------------------------

Hubert L. Mountz                  Assistant Treasurer  Vice President, Taxes and Assistant
4680 Wilshire Blvd.                                    Treasurer, FGI since 3/90.
Los Angeles, CA
------------------------------------------------------------------------------------------------------

Link R. Murphy, M.D.              Assistant Medical    Assistant Medical Director, FNWL since 1983;
2500 Farmers Way                  Director             private practice from 1983 to 1999.
Columbus, OH
======================================================================================================

John R. Patton                    Assistant Vice       Assistant Vice President & Secretary, FNWL
3003 - 77th Ave., S.E.            President &          since 11/98; Life Claims Manager, FNWL from
Mercer Island, WA                 Secretary            3/85 to 11/98.
------------------------------------------------------------------------------------------------------

Christopher R. Pflug              Assistant Secretary  Corporate Counsel & Assistant Secretary, FGI
4680 Wilshire Blvd.                                    since 12/95.
Los Angeles, CA
======================================================================================================

Maryann M. Seltzer                Assistant Secretary  Senior Corporate Counsel, FGI since 1973.
4680 Wilshire Blvd.
Los Angeles, CA
------------------------------------------------------------------------------------------------------

        We hold the assets of the variable account physically segregated and apart from our general account and any other separate investment accounts. We maintain records of all purchases and sales of portfolio shares by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc. providing aggregate coverage of $30,000,000 (subject to a $500,000 deductible) for all officers and employees of Farmers Group, Inc.

Illustrations

================================================================================


        The following illustrations have been prepared to help show how certain values under a sample Policy would change with different hypothetical rates of investment performance over an extended period of time. The illustrations show Contract Values and Surrender Values as well as death benefits. The tables illustrate how Contract Values and Surrender Values, which reflect all applicable charges and deductions, and death benefits of the Policy at the illustrated issue age would have varied over time if the return on the assets of the portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The tables assume that an annual premium of $1,000 was paid on the first day of each Policy year and that there were never any Policy loans. For comparison, the tables also show how the premiums would have accumulated if they had been invested in a typical interest-bearing account at a net interest rate of 5%.

        The Contract Values, Surrender Values and death benefits shown in the tables reflect the fact that the hypothetical net rate of return for each subaccount is lower than the gross rate of return on the portfolios as a result of expenses and fees incurred by the portfolios and the variable account, and as a result of mortality and expense risk charges. The illustrations assume that the assets in the portfolios are subject to average annual portfolio expenses equal to 0.92333% of the average daily net assets (this does not include the mortality and expense risk charge). This assumes an equal allocation of values between all subaccounts, is based on the arithmetic average of the expense ratios of each of the portfolios for the last fiscal year and takes into account current expense reimbursement arrangements. The illustrations reflect the fee waivers and expense reimbursements in effect during fiscal year 2000 for the Goldman Sachs Capital Growth Fund, the Goldman Sachs CORE(SM) Small Cap Equity Fund, the Goldman Sachs Mid Cap Value Fund, and the Scudder Global Discovery Portfolio. Without these waivers and reimbursements, total annual expenses for these portfolios would have been 1.84%, 1.55%, 1.22% and 1.28% respectively, and the illustrations would have assumed that the assets in the portfolios were subject to average annual portfolio expenses of 0.9763%. For information on portfolio expenses, see the Portfolio Expense Table above.

        The illustrations also take into account the daily charge assessed against each subaccount for assuming mortality and expense risks. This charge is equivalent to an annual charge of 0.90% of the average daily net assets in the subaccounts. The illustrations also take into account the percent of premium factor, the monthly cost of insurance charge, the monthly administration charge, and the surrender charges where applicable.

        Taking into consideration the assumed annual average portfolio expenses of 0.92333% and the 0.90% annual charge for mortality and expense risks, the gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of 1.81%, 4.14% and 10.09%.

        The tables illustrating Policy values are based on the assumptions that the owner pays the premiums indicated, does not change the principal sum, and does not make any withdrawals or take any Policy loans. The values under an actual Policy may be significantly different from those shown even if the portfolio returns average 0%, 6% or 12% but fluctuate over and under those averages throughout the years shown.

        THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return. The actual return on your Contract Value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy's monthly charges, the portfolios' expense ratios, and your Policy loan and withdrawal history.


        Separate illustrations on each of the following pages reflect our current cost of insurance and administration charges and the higher guaranteed maximum cost of insurance and administration charges that we have the contractual right to charge. The illustrations assume no charges for Federal or state taxes or charges for supplemental benefits.
        These illustrations assume the level death benefit option (Option B) is chosen. The illustrated death benefits increase in certain years, reflecting current Internal Revenue Code requirements.

        Zero values in the illustration indicate the Policy lapses unless premiums higher than those illustrated are paid.


        These illustrations are based on Farmers' sex distinct rates for non-tobacco users. Upon request, we will furnish comparable illustrations based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following illustrations.

====================================================================================================================================
                                           Flexible Premium Variable Life Insurance Policy
                                      Male Standard Non-Nicotine, Annual Premium, Issue Age 35
                                                   $100,000 Initial Death Benefit
                             Hypothetical Values Based on Current Cost of Insurance, Administration and
                                                            Other Charges

                  ------------------------------------------------------------------------------------------------------------------
                           0% Hypothetical Gross                 6% Hypothetical Gross               12% Hypothetical Gross
                            Investment Return                       Investment Return                   Investment Return
------------------------------------------------------------------------------------------------------------------------------------
         Premiums
          Paid
           Plus
Policy   Interest    Contract     Surrender     Death       Contract    Surrender     Death        Contract    Surrender     Death
Year     at 5%***      Value        Value      Benefit        Value        Value      Benefit        Value        Value      Benefit
------------------------------------------------------------------------------------------------------------------------------------
 1        1,050          724           31      100,000          774           81      100,000          824          131      100,000
 2        2,153        1,429          661      100,000        1,575          807      100,000        1,726          958      100,000
 3        3,310        2,112        1,269      100,000        2,399        1,556      100,000        2,710        1,867      100,000
 4        4,526        2,773        1,855      100,000        3,247        2,329      100,000        3,782        2,864      100,000
 5        5,802        3,411        2,418      100,000        4,119        3,126      100,000        4,952        3,959      100,000
 6        7,142        4,021        3,060      100,000        5,013        4,052      100,000        6,225        5,264      100,000
 7        8,549        4,606        3,692      100,000        5,928        5,014      100,000        7,613        6,699      100,000
 8       10,027        5,164        4,311      100,000        6,866        6,013      100,000        9,127        8,274      100,000
 9       11,578        5,697        4,921      100,000        7,829        7,053      100,000       10,781       10,005      100,000
10       13,207        6,220        5,536      100,000        8,833        8,149      100,000       12,606       11,922      100,000
11       14,917        6,735        6,158      100,000        9,882        9,305      100,000       14,620       14,043      100,000
12       16,713        7,243        6,788      100,000       10,978       10,523      100,000       16,844       16,389      100,000
13       18,599        7,743        7,424      100,000       12,122       11,803      100,000       19,300       18,981      100,000
14       20,579        8,236        8,069      100,000       13,316       13,149      100,000       22,010       21,843      100,000
15       22,657        8,720        8,720      100,000       14,564       14,564      100,000       25,003       25,003      100,000
16       24,840        9,197        9,197      100,000       15,867       15,867      100,000       28,306       28,306      100,000
17       27,132        9,668        9,668      100,000       17,228       17,228      100,000       31,953       31,953      100,000
18       29,539       10,130       10,130      100,000       18,648       18,648      100,000       35,979       35,979      100,000
19       32,066       10,586       10,586      100,000       20,133       20,133      100,000       40,424       40,424      100,000
20       34,719       11,035       11,035      100,000       21,683       21,683      100,000       45,331       45,331      100,000
25       50,113       10,945       10,945      100,000       28,381       28,381      100,000       77,369       77,369      103,675

30       69,761        8,632        8,632      100,000       34,991       34,991      100,000      129,048      129,048      157,439

35       94,836        2,318        2,318      100,000       40,569       40,569      100,000      210,651      210,651      244,355

40      126,840            0            0            0       43,388       43,388      100,000      340,131      340,131      363,940

45      167,685            0            0            0       39,259       39,259      100,000      547,770      547,770      575,158



***This column is provided for comparison only. It does not represent any values that can accumulate in a Policy.


====================================================================================================================================
                                           Flexible Premium Variable Life Insurance Policy
                                      Male Standard Non-Nicotine, Annual Premium, Issue Age 35
                                                   $100,000 Initial Death Benefit
                         Hypothetical Values Based on Maximum Cost of Insurance and Maximum Administration
                                                               Charge
------------------------------------------------------------------------------------------------------------------------------------
                              0% Hypothetical                        6% Hypothetical                       12% Hypothetical
                          Gross Investment Return                Gross Investment Return               Gross Investment Return
                     ---------------------------------      ---------------------------------      ---------------------------------
         Premiums
           Paid
           Plus
Policy   Interest    Contract     Surrender     Death       Contract    Surrender     Death        Contract    Surrender     Death
Year     at 5%***      Value        Value      Benefit        Value        Value      Benefit        Value        Value      Benefit
------------------------------------------------------------------------------------------------------------------------------------

 1        1,050          683            0      100,000          732           39      100,000          781           88      100,000
 2        2,153        1,346          578      100,000        1,487          719      100,000        1,633          865      100,000
 3        3,310        1,987        1,144      100,000        2,262        1,419      100,000        2,560        1,717      100,000
 4        4,526        2,605        1,687      100,000        3,058        2,140      100,000        3,570        2,652      100,000
 5        5,802        3,200        2,207      100,000        3,875        2,882      100,000        4,670        3,677      100,000
 6        7,142        3,769        2,808      100,000        4,711        3,750      100,000        5,866        4,905      100,000
 7        8,549        4,312        3,398      100,000        5,567        4,653      100,000        7,169        6,255      100,000
 8       10,027        4,829        3,976      100,000        6,442        5,589      100,000        8,588        7,735      100,000
 9       11,578        5,318        4,542      100,000        7,336        6,560      100,000       10,135        9,359      100,000
10       13,207        5,779        5,095      100,000        8,249        7,565      100,000       11,822       11,138      100,000
11       14,917        6,209        5,632      100,000        9,178        8,601      100,000       13,661       13,084      100,000
12       16,713        6,606        6,151      100,000       10,123        9,668      100,000       15,667       15,212      100,000
13       18,599        6,971        6,652      100,000       11,084       10,765      100,000       17,857       17,538      100,000
14       20,579        7,300        7,133      100,000       12,058       11,891      100,000       20,251       20,084      100,000
15       22,657        7,592        7,592      100,000       13,046       13,046      100,000       22,867       22,867      100,000
16       24,840        7,842        7,842      100,000       14,043       14,043      100,000       25,729       25,729      100,000
17       27,132        8,047        8,047      100,000       15,047       15,047      100,000       28,859       28,859      100,000
18       29,539        8,200        8,200      100,000       16,051       16,051      100,000       32,286       32,286      100,000
19       32,066        8,296        8,296      100,000       17,051       17,051      100,000       36,038       36,038      100,000
20       34,719        8,328        8,328      100,000       18,041       18,041      100,000       40,152       40,152      100,000


25       50,113        7,323        7,323      100,000       22,664       22,664      100,000       67,825       67,825      100,000
30       69,761        3,403        3,403      100,000       25,909       25,909      100,000      113,029      113,029      137,896
35       94,836            0            0            0       25,642       25,642      100,000      184,145      184,145      213,608
40      126,840            0            0            0       17,038       17,038      100,000      296,457      296,457      317,209
45      167,685            0            0            0            0            0            0      476,206      476,206      500,016
------------------------------------------------------------------------------------------------------------------------------------


***This column is provided for comparison only. It does not represent any values that can accumulate in a Policy.

APPENDIX A - GUARANTEED MAXIMUM COST OF INSURANCE RATES


----------------------------------------------------------------------------------------------------------------------------------
                                                    GUARANTEED MAXIMUM MONTHLY
                                COST OF INSURANCE RATES FOR A MALE NON-NICOTINE (ISSUE AGES 21-80)*
                                                Per $1000 of Risk Insurance Amount
----------------------------------------------------------------------------------------------------------------------------------
Attained   Cost of    Attained   Cost of    Attained   Cost of    Attained   Cost of    Attained   Cost of    Attained   Cost of
  Age      Insurance    Age      Insurance    Age      Insurance    Age      Insurance    Age      Insurance    Age      Insurance
             Rate                  Rate                  Rate                  Rate                  Rate                  Rate
----------------------------------------------------------------------------------------------------------------------------------
   21       0.13788     35        0.14370      49       0.39205      62       1.35058     75        5.13652         88   16.39051
   22       0.13539     36        0.15117      50       0.42611      63       1.50009     76        5.66811         89   17.59988
   23       0.13207     37        0.16114      51       0.46514      64       1.66621     77        6.22379         90   18.85909
   24       0.12875     38        0.17194      52       0.51000      65       1.84812     78        6.80688         91   20.19721
   25       0.12459     39        0.18357      53       0.56150      66       2.04497     79        7.43566         92   21.66408
   26       0.12210     40        0.19769      54       0.61881      67       2.25096     80        8.13005         93   23.40255
   27       0.12044     41        0.21264      55       0.68276      68       2.48520     81        8.90834         94   25.73492
   28       0.11961     42        0.22842      56       0.75254      69       2.73937     82        9.78630         95   29.22599
   29       0.11961     43        0.24586      57       0.82646      70       3.02676     83       10.75978         96   34.96802
   30       0.12044     44        0.26497      58       0.90869      71       3.35485     84       11.80967         97   44.93622
   31       0.12293     45        0.28656      59       1.00089      72       3.73361     85       12.91190         98   61.89321
   32       0.12625     46        0.30982      60       1.10389      73       4.16221     86       14.05233         99   83.06141
   33       0.13124     47        0.33474      61       1.21851      74       4.63317     87       15.21353    100-109    0.00000
   34       0.13705     48        0.36215
----------------------------------------------------------------------------------------------------------------------------------


        * Different rates apply for male smokers, all females, and all juveniles (issue ages 0-20).

        If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the special premium class rating factor shown on the Policy Specifications page.

APPENDIX B - TABLE OF SURRENDER CHARGE FACTORS



                                              MALE NON-NICOTINE (PREFERRED & STANDARD)

                                     Number of Full Policy Years Completed Since the Issue Date

 Issue     0       1       2       3       4       5       6       7       8       9      10      11     12     13     14    15 or
  Age                                                                                                                         more
   21    5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34    1.75   1.17   0.58   0.00    0.00
   22    5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34    1.75   1.17   0.58   0.00    0.00
   23    5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34    1.75   1.17   0.58   0.00    0.00
   24    5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34    1.75   1.17   0.58   0.00    0.00
   25    5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34    1.75   1.17   0.58   0.00    0.00
   26    5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34    1.75   1.17   0.58   0.00    0.00
   27    5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34    1.75   1.17   0.58   0.00    0.00
   28    5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34    1.75   1.17   0.58   0.00    0.00
   29    5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34    1.75   1.17   0.58   0.00    0.00
   30    5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34    1.75   1.17   0.58   0.00    0.00
   31    5.91    5.91    5.91    5.91    5.91    5.32    4.73    4.14    3.55    2.96    2.36    1.77   1.18   0.59   0.00    0.00
   32    5.98    5.98    5.98    5.98    5.98    5.38    4.78    4.19    3.59    2.99    2.39    1.79   1.20   0.60   0.00    0.00
   33    6.01    6.01    6.01    6.01    6.01    5.41    4.81    4.21    3.61    3.01    2.41    1.80   1.20   0.60   0.00    0.00
   34    6.11    6.11    6.11    6.11    6.11    5.50    4.89    4.28    3.67    3.06    2.45    1.83   1.22   0.61   0.00    0.00
   35    6.18    6.18    6.18    6.18    6.18    5.56    4.94    4.33    3.71    3.09    2.47    1.85   1.24   0.62   0.00    0.00
   36    6.28    6.28    6.28    6.28    6.28    5.66    5.03    4.40    3.77    3.14    2.51    1.89   1.26   0.63   0.00    0.00
   37    6.32    6.32    6.32    6.32    6.32    5.68    5.05    4.42    3.79    3.16    2.53    1.89   1.26   0.63   0.00    0.00
   38    6.42    6.42    6.42    6.42    6.42    5.78    5.13    4.49    3.85    3.21    2.57    1.93   1.28   0.64   0.00    0.00
   39    6.52    6.52    6.52    6.52    6.52    5.87    5.22    4.56    3.91    3.26    2.61    1.96   1.30   0.65   0.00    0.00
   40    6.62    6.62    6.62    6.62    6.62    5.96    5.30    4.63    3.97    3.31    2.65    1.99   1.32   0.66   0.00    0.00
   41    6.76    6.76    6.76    6.76    6.76    6.08    5.40    4.73    4.05    3.38    2.70    2.03   1.35   0.68   0.00    0.00
   42    6.82    6.82    6.82    6.82    6.82    6.14    5.46    4.78    4.09    3.41    2.73    2.05   1.36   0.68   0.00    0.00
   43    6.99    6.99    6.99    6.99    6.99    6.29    5.59    4.89    4.19    3.50    2.80    2.10   1.40   0.70   0.00    0.00
   44    7.13    7.13    7.13    7.13    7.13    6.41    5.70    4.99    4.28    3.56    2.85    2.14   1.43   0.71   0.00    0.00
   45    7.30    7.30    7.30    7.30    7.30    6.57    5.84    5.11    4.38    3.65    2.92    2.19   1.46   0.73   0.00    0.00
   46    7.46    7.46    7.46    7.46    7.46    6.72    5.97    5.23    4.48    3.73    2.99    2.24   1.49   0.75   0.00    0.00
   47    7.67    7.67    7.67    7.67    7.67    6.90    6.13    5.37    4.60    3.83    3.07    2.30   1.53   0.77   0.00    0.00
   48    7.87    7.87    7.87    7.87    7.87    7.08    6.30    5.51    4.72    3.93    3.15    2.36   1.57   0.79   0.00    0.00
   49    8.14    8.14    8.14    8.14    8.14    7.33    6.51    5.70    4.88    4.07    3.26    2.44   1.63   0.81   0.00    0.00
   50    8.38    8.38    8.38    8.38    8.38    7.54    6.70    5.86    5.03    4.19    3.35    2.51   1.68   0.84   0.00    0.00
   51    8.65    8.65    8.65    8.65    8.65    7.78    6.92    6.05    5.19    4.32    3.46    2.59   1.73   0.86   0.00    0.00
   52    8.95    8.95    8.95    8.95    8.95    8.05    7.16    6.26    5.37    4.47    3.58    2.68   1.79   0.89   0.00    0.00
   53    9.29    9.29    9.29    9.29    9.29    8.36    7.43    6.50    5.57    4.64    3.71    2.79   1.86   0.93   0.00    0.00
   54    9.62    9.62    9.62    9.62    9.62    8.66    7.70    6.74    5.77    4.81    3.85    2.89   1.92   0.96   0.00    0.00
   55   10.06   10.06   10.06   10.06   10.06    9.06    8.05    7.04    6.04    5.03    4.03    3.02   2.01   1.01   0.00    0.00
   56   10.47   10.47   10.47   10.47   10.47    9.42    8.37    7.33    6.28    5.23    4.19    3.14   2.09   1.05   0.00    0.00
   57   10.91   10.91   10.91   10.91   10.91    9.82    8.72    7.63    6.54    5.45    4.36    3.27   2.18   1.09   0.00    0.00
   58   11.41   11.41   11.41   11.41   11.41   10.27    9.13    7.99    6.85    5.71    4.57    3.42   2.28   1.14   0.00    0.00
   59   11.99   11.99   11.99   11.99   11.99   10.79    9.59    8.39    7.19    5.99    4.79    3.60   2.40   1.20   0.00    0.00
   60   12.56   12.56   12.56   12.56   12.56   11.30   10.05    8.79    7.54    6.28    5.02    3.77   2.51   1.26   0.00    0.00
   61   13.17   13.17   13.17   13.17   13.17   11.85   10.53    9.22    7.90    6.58    5.27    3.95   2.63   1.32   0.00    0.00
   62   13.88   13.88   13.88   13.88   13.88   12.49   11.10    9.71    8.33    6.94    5.55    4.16   2.78   1.39   0.00    0.00
   63   14.62   14.62   14.62   14.62   14.62   13.16   11.70   10.23    8.77    7.31    5.85    4.39   2.92   1.46   0.00    0.00
   64   15.43   15.43   15.43   15.43   15.43   13.89   12.34   10.80    9.26    7.71    6.17    4.63   3.09   1.54   0.00    0.00
   65   16.25   16.25   16.25   16.25   16.25   14.63   13.00   11.38    9.75    8.13    6.50    4.88   3.25   1.63   0.00    0.00
   66   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63   1.75   0.88   0.00    0.00
   67   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63   1.75   0.88   0.00    0.00
   68   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63   1.75   0.88   0.00    0.00
   69   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63   1.75   0.88   0.00    0.00
   70   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63   1.75   0.88   0.00    0.00
   71   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63   1.75   0.88   0.00    0.00
   72   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63   1.75   0.88   0.00    0.00
   73   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63   1.75   0.88   0.00    0.00
   74   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63   1.75   0.88   0.00    0.00
   75   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63   1.75   0.88   0.00    0.00
   76   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63   1.75   0.88   0.00    0.00


                                              MALE NON-NICOTINE (PREFERRED & STANDARD)

                                     Number of Full Policy Years Completed Since the Issue Date

 Issue     0       1       2       3       4       5       6       7       8       9      10      11     12     13     14    15 or
  Age                                                                                                                         more
   77   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63   1.75   0.88   0.00    0.00
   78   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63   1.75   0.88   0.00    0.00
   79   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63   1.75   0.88   0.00    0.00
   80   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50    2.63   1.75   0.88   0.00    0.00

                                                   FEMALE NON-NICOTINE (PREFERRED & STANDARD)

                                           Number of Full Policy Years Completed Since the Issue Date

 Issue     0       1       2       3       4       5       6       7       8       9      10      11     12     13     14    15 or
  Age                                                                                                                         more
   21    5.74    5.74    5.74    5.74    5.74    5.17    4.59    4.02    3.45    2.87    2.30   1.72   1.15   0.57   0.00    0.00
   22    5.74    5.74    5.74    5.74    5.74    5.17    4.59    4.02    3.45    2.87    2.30   1.72   1.15   0.57   0.00    0.00
   23    5.74    5.74    5.74    5.74    5.74    5.17    4.59    4.02    3.45    2.87    2.30   1.72   1.15   0.57   0.00    0.00
   24    5.74    5.74    5.74    5.74    5.74    5.17    4.59    4.02    3.45    2.87    2.30   1.72   1.15   0.57   0.00    0.00
   25    5.74    5.74    5.74    5.74    5.74    5.17    4.59    4.02    3.45    2.87    2.30   1.72   1.15   0.57   0.00    0.00
   26    5.74    5.74    5.74    5.74    5.74    5.17    4.59    4.02    3.45    2.87    2.30   1.72   1.15   0.57   0.00    0.00
   27    5.74    5.74    5.74    5.74    5.74    5.17    4.59    4.02    3.45    2.87    2.30   1.72   1.15   0.57   0.00    0.00
   28    5.74    5.74    5.74    5.74    5.74    5.17    4.59    4.02    3.45    2.87    2.30   1.72   1.15   0.57   0.00    0.00
   29    5.74    5.74    5.74    5.74    5.74    5.17    4.59    4.02    3.45    2.87    2.30   1.72   1.15   0.57   0.00    0.00
   30    5.74    5.74    5.74    5.74    5.74    5.17    4.59    4.02    3.45    2.87    2.30   1.72   1.15   0.57   0.00    0.00
   31    5.78    5.78    5.78    5.78    5.78    5.20    4.62    4.04    3.47    2.89    2.31   1.73   1.16   0.58   0.00    0.00
   32    5.81    5.81    5.81    5.81    5.81    5.23    4.65    4.07    3.49    2.91    2.32   1.74   1.16   0.58   0.00    0.00
   33    5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34   1.75   1.17   0.58   0.00    0.00
   34    5.91    5.91    5.91    5.91    5.91    5.32    4.73    4.14    3.55    2.96    2.36   1.77   1.18   0.59   0.00    0.00
   35    5.95    5.95    5.95    5.95    5.95    5.35    4.76    4.16    3.57    2.97    2.38   1.78   1.19   0.59   0.00    0.00
   36    5.98    5.98    5.98    5.98    5.98    5.38    4.78    4.19    3.59    2.99    2.39   1.79   1.20   0.60   0.00    0.00
   37    6.08    6.08    6.08    6.08    6.08    5.47    4.86    4.26    3.65    3.04    2.43   1.82   1.22   0.61   0.00    0.00
   38    6.11    6.11    6.11    6.11    6.11    5.50    4.89    4.28    3.67    3.06    2.45   1.83   1.22   0.61   0.00    0.00
   39    6.18    6.18    6.18    6.18    6.18    5.56    4.94    4.33    3.71    3.09    2.47   1.85   1.24   0.62   0.00    0.00
   40    6.28    6.28    6.28    6.28    6.28    5.66    5.03    4.40    3.77    3.14    2.51   1.89   1.26   0.63   0.00    0.00
   41    6.35    6.35    6.35    6.35    6.35    5.72    5.08    4.45    3.81    3.18    2.54   1.91   1.27   0.64   0.00    0.00
   42    6.42    6.42    6.42    6.42    6.42    5.78    5.13    4.49    3.85    3.21    2.57   1.93   1.28   0.64   0.00    0.00
   43    6.49    6.49    6.49    6.49    6.49    5.84    5.19    4.54    3.89    3.24    2.59   1.95   1.30   0.65   0.00    0.00
   44    6.62    6.62    6.62    6.62    6.62    5.96    5.30    4.63    3.97    3.31    2.65   1.99   1.32   0.66   0.00    0.00
   45    6.69    6.69    6.69    6.69    6.69    6.02    5.35    4.68    4.01    3.34    2.68   2.01   1.34   0.67   0.00    0.00
   46    6.82    6.82    6.82    6.82    6.82    6.14    5.46    4.78    4.09    3.41    2.73   2.05   1.36   0.68   0.00    0.00
   47    6.92    6.92    6.92    6.92    6.92    6.23    5.54    4.85    4.15    3.46    2.77   2.08   1.38   0.69   0.00    0.00
   48    7.09    7.09    7.09    7.09    7.09    6.38    5.67    4.97    4.26    3.55    2.84   2.13   1.42   0.71   0.00    0.00
   49    7.19    7.19    7.19    7.19    7.19    6.47    5.76    5.04    4.32    3.60    2.88   2.16   1.44   0.72   0.00    0.00
   50    7.36    7.36    7.36    7.36    7.36    6.63    5.89    5.15    4.42    3.68    2.95   2.21   1.47   0.74   0.00    0.00
   51    7.53    7.53    7.53    7.53    7.53    6.78    6.02    5.27    4.52    3.77    3.01   2.26   1.51   0.75   0.00    0.00
   52    7.70    7.70    7.70    7.70    7.70    6.93    6.16    5.39    4.62    3.85    3.08   2.31   1.54   0.77   0.00    0.00
   53    7.90    7.90    7.90    7.90    7.90    7.11    6.32    5.53    4.74    3.95    3.16   2.37   1.58   0.79   0.00    0.00
   54    8.14    8.14    8.14    8.14    8.14    7.33    6.51    5.70    4.88    4.07    3.26   2.44   1.63   0.81   0.00    0.00
   55    8.38    8.38    8.38    8.38    8.38    7.54    6.70    5.86    5.03    4.19    3.35   2.51   1.68   0.84   0.00    0.00
   56    8.58    8.58    8.58    8.58    8.58    7.72    6.86    6.01    5.15    4.29    3.43   2.57   1.72   0.86   0.00    0.00
   57    8.88    8.88    8.88    8.88    8.88    7.99    7.10    6.22    5.33    4.44    3.55   2.66   1.78   0.89   0.00    0.00
   58    9.12    9.12    9.12    9.12    9.12    8.21    7.29    6.38    5.47    4.56    3.65   2.74   1.82   0.91   0.00    0.00
   59    9.46    9.46    9.46    9.46    9.46    8.51    7.56    6.62    5.67    4.73    3.78   2.84   1.89   0.95   0.00    0.00
   60    9.79    9.79    9.79    9.79    9.79    8.81    7.83    6.86    5.88    4.90    3.92   2.94   1.96   0.98   0.00    0.00
   61   10.10   10.10   10.10   10.10   10.10    9.09    8.08    7.07    6.06    5.05    4.04   3.03   2.02   1.01   0.00    0.00
   62   10.40   10.40   10.40   10.40   10.40    9.36    8.32    7.28    6.24    5.20    4.16   3.12   2.08   1.04   0.00    0.00
   63   10.77   10.77   10.77   10.77   10.77    9.69    8.62    7.54    6.46    5.39    4.31   3.23   2.15   1.08   0.00    0.00
   64   11.14   11.14   11.14   11.14   11.14   10.03    8.91    7.80    6.69    5.57    4.46   3.34   2.23   1.11   0.00    0.00
   65   11.58   11.58   11.58   11.58   11.58   10.42    9.26    8.11    6.95    5.79    4.63   3.47   2.32   1.16   0.00    0.00
   66   12.91   12.91   12.91   11.62   10.33    9.04    7.75    6.46    5.16    3.87    2.58   1.94   1.29   0.65   0.00    0.00
   67   13.66   13.66   13.66   12.30   10.93    9.56    8.20    6.83    5.46    4.10    2.73   2.05   1.37   0.68   0.00    0.00
   68   14.41   14.41   14.41   12.97   11.53   10.09    8.65    7.21    5.76    4.32    2.88   2.16   1.44   0.72   0.00    0.00

                                                   FEMALE NON-NICOTINE (PREFERRED & STANDARD)

                                           Number of Full Policy Years Completed Since the Issue Date

 Issue     0       1       2       3       4       5       6       7       8       9      10      11     12     13     14    15 or
  Age                                                                                                                         more
   69   15.28   15.28   15.28   13.75   12.22   10.69    9.17    7.64    6.11    4.58    3.06   2.29   1.53   0.76   0.00    0.00
   70   16.21   16.21   16.21   14.59   12.97   11.35    9.73    8.11    6.48    4.86    3.24   2.43   1.62   0.81   0.00    0.00
   71   17.41   17.41   17.41   15.67   13.93   12.19   10.45    8.71    6.96    5.22    3.48   2.61   1.74   0.87   0.00    0.00
   72   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   73   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   74   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   75   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   76   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   77   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   78   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   79   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   80   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00


                                                            MALE NICOTINE

                                     Number of Full Policy Years Completed Since the Issue Date

 Issue     0       1       2       3       4       5       6       7       8       9      10      11     12     13     14    15 or
  Age                                                                                                                         more
    0    5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14   1.61   1.07   0.54   0.00    0.00
    1    5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14   1.61   1.07   0.54   0.00    0.00
    2    5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14   1.61   1.07   0.54   0.00    0.00
    3    5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14   1.61   1.07   0.54   0.00    0.00
    4    5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14   1.61   1.07   0.54   0.00    0.00
    5    5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14   1.61   1.07   0.54   0.00    0.00
    6    5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14   1.61   1.07   0.54   0.00    0.00
    7    5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14   1.61   1.07   0.54   0.00    0.00
    8    5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14   1.61   1.07   0.54   0.00    0.00
    9    5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14   1.61   1.07   0.54   0.00    0.00
   10    5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14   1.61   1.07   0.54   0.00    0.00
   11    5.38    5.38    5.38    5.38    5.38    4.85    4.31    3.77    3.23    2.69    2.15   1.62   1.08   0.54   0.00    0.00
   12    5.43    5.43    5.43    5.43    5.43    4.89    4.34    3.80    3.26    2.71    2.17   1.63   1.09   0.54   0.00    0.00
   13    5.50    5.50    5.50    5.50    5.50    4.95    4.40    3.85    3.30    2.75    2.20   1.65   1.10   0.55   0.00    0.00
   14    5.56    5.56    5.56    5.56    5.56    5.01    4.45    3.89    3.34    2.78    2.23   1.67   1.11   0.56   0.00    0.00
   15    5.84    5.84    5.84    5.84    5.84    5.26    4.68    4.09    3.51    2.92    2.34   1.75   1.17   0.58   0.00    0.00
   16    5.88    5.88    5.88    5.88    5.88    5.29    4.70    4.12    3.53    2.94    2.35   1.76   1.18   0.59   0.00    0.00
   17    5.90    5.90    5.90    5.90    5.90    5.31    4.72    4.13    3.54    2.95    2.36   1.77   1.18   0.59   0.00    0.00
   18    5.93    5.93    5.93    5.93    5.93    5.34    4.75    4.15    3.56    2.97    2.37   1.78   1.19   0.59   0.00    0.00
   19    5.96    5.96    5.96    5.96    5.96    5.36    4.76    4.17    3.57    2.98    2.38   1.79   1.19   0.60   0.00    0.00
   20    5.99    5.99    5.99    5.99    5.99    5.39    4.79    4.19    3.59    3.00    2.40   1.80   1.20   0.60   0.00    0.00
   21    6.01    6.01    6.01    6.01    6.01    5.41    4.81    4.21    3.61    3.01    2.41   1.80   1.20   0.60   0.00    0.00
   22    6.05    6.05    6.05    6.05    6.05    5.44    4.84    4.23    3.63    3.02    2.42   1.81   1.21   0.60   0.00    0.00
   23    6.07    6.07    6.07    6.07    6.07    5.46    4.86    4.25    3.64    3.03    2.43   1.82   1.21   0.61   0.00    0.00
   24    6.10    6.10    6.10    6.10    6.10    5.49    4.88    4.27    3.66    3.05    2.44   1.83   1.22   0.61   0.00    0.00
   25    6.13    6.13    6.13    6.13    6.13    5.51    4.90    4.29    3.68    3.06    2.45   1.84   1.23   0.61   0.00    0.00
   26    6.15    6.15    6.15    6.15    6.15    5.53    4.92    4.30    3.69    3.07    2.46   1.84   1.23   0.61   0.00    0.00
   27    6.18    6.18    6.18    6.18    6.18    5.56    4.94    4.33    3.71    3.09    2.47   1.85   1.24   0.62   0.00    0.00
   28    6.20    6.20    6.20    6.20    6.20    5.58    4.96    4.34    3.72    3.10    2.48   1.86   1.24   0.62   0.00    0.00
   29    6.24    6.24    6.24    6.24    6.24    5.61    4.99    4.37    3.74    3.12    2.50   1.87   1.25   0.62   0.00    0.00
   30    6.26    6.26    6.26    6.26    6.26    5.63    5.01    4.38    3.76    3.13    2.50   1.88   1.25   0.63   0.00    0.00
   31    6.40    6.40    6.40    6.40    6.40    5.76    5.12    4.48    3.84    3.20    2.56   1.92   1.28   0.64   0.00    0.00
   32    6.53    6.53    6.53    6.53    6.53    5.88    5.22    4.57    3.92    3.27    2.61   1.96   1.31   0.65   0.00    0.00
   33    6.62    6.62    6.62    6.62    6.62    5.96    5.30    4.63    3.97    3.31    2.65   1.99   1.32   0.66   0.00    0.00
   34    6.82    6.82    6.82    6.82    6.82    6.14    5.46    4.78    4.09    3.41    2.73   2.05   1.36   0.68   0.00    0.00
   35    6.97    6.97    6.97    6.97    6.97    6.27    5.58    4.88    4.18    3.48    2.79   2.09   1.39   0.70   0.00    0.00
   36    7.18    7.18    7.18    7.18    7.18    6.47    5.75    5.03    4.31    3.59    2.87   2.16   1.44   0.72   0.00    0.00
   37    7.28    7.28    7.28    7.28    7.28    6.56    5.83    5.10    4.37    3.64    2.91   2.19   1.46   0.73   0.00    0.00
   38    7.51    7.51    7.51    7.51    7.51    6.76    6.01    5.26    4.51    3.75    3.00   2.25   1.50   0.75   0.00    0.00
   39    7.73    7.73    7.73    7.73    7.73    6.96    6.19    5.41    4.64    3.87    3.09   2.32   1.55   0.77   0.00    0.00

                                                            MALE NICOTINE

                                     Number of Full Policy Years Completed Since the Issue Date

 Issue     0       1       2       3       4       5       6       7       8       9      10      11     12     13     14    15 or
  Age                                                                                                                         more
   40    7.97    7.97    7.97    7.97    7.97    7.17    6.38    5.58    4.78    3.99    3.19   2.39   1.59   0.80   0.00    0.00
   41    8.27    8.27    8.27    8.27    8.27    7.45    6.62    5.79    4.96    4.14    3.31   2.48   1.65   0.83   0.00    0.00
   42    8.47    8.47    8.47    8.47    8.47    7.62    6.77    5.93    5.08    4.23    3.39   2.54   1.69   0.85   0.00    0.00
   43    8.85    8.85    8.85    8.85    8.85    7.96    7.08    6.19    5.31    4.42    3.54   2.65   1.77   0.88   0.00    0.00
   44    9.19    9.19    9.19    9.19    9.19    8.27    7.35    6.43    5.51    4.59    3.67   2.76   1.84   0.92   0.00    0.00
   45    9.59    9.59    9.59    9.59    9.59    8.63    7.67    6.71    5.75    4.80    3.84   2.88   1.92   0.96   0.00    0.00
   46    9.85    9.85    9.85    9.85    9.85    8.86    7.88    6.89    5.91    4.92    3.94   2.95   1.97   0.98   0.00    0.00
   47   10.15   10.15   10.15   10.15   10.15    9.14    8.12    7.11    6.09    5.08    4.06   3.05   2.03   1.02   0.00    0.00
   48   10.46   10.46   10.46   10.46   10.46    9.41    8.36    7.32    6.27    5.23    4.18   3.14   2.09   1.05   0.00    0.00
   49   10.86   10.86   10.86   10.86   10.86    9.77    8.69    7.60    6.52    5.43    4.34   3.26   2.17   1.09   0.00    0.00
   50   11.19   11.19   11.19   11.19   11.19   10.07    8.95    7.83    6.71    5.59    4.48   3.36   2.24   1.12   0.00    0.00
   51   11.56   11.56   11.56   11.56   11.56   10.40    9.25    8.09    6.94    5.78    4.62   3.47   2.31   1.16   0.00    0.00
   52   11.98   11.98   11.98   11.98   11.98   10.78    9.58    8.38    7.19    5.99    4.79   3.59   2.40   1.20   0.00    0.00
   53   12.43   12.43   12.43   12.43   12.43   11.18    9.94    8.70    7.46    6.21    4.97   3.73   2.49   1.24   0.00    0.00
   54   12.86   12.86   12.86   12.86   12.86   11.58   10.29    9.01    7.72    6.43    5.15   3.86   2.57   1.29   0.00    0.00
   55   13.44   13.44   13.44   13.44   13.44   12.09   10.75    9.41    8.06    6.72    5.38   4.03   2.69   1.34   0.00    0.00
   56   13.93   13.93   13.93   13.93   13.93   12.54   11.15    9.75    8.36    6.97    5.57   4.18   2.79   1.39   0.00    0.00
   57   14.45   14.45   14.45   14.45   14.45   13.01   11.56   10.12    8.67    7.23    5.78   4.34   2.89   1.45   0.00    0.00
   58   15.04   15.04   15.04   15.04   15.04   13.54   12.03   10.53    9.03    7.52    6.02   4.51   3.01   1.50   0.00    0.00
   59   15.71   15.71   15.71   15.71   15.71   14.14   12.57   11.00    9.43    7.86    6.28   4.71   3.14   1.57   0.00    0.00
   60   16.25   16.25   16.25   16.25   16.25   14.63   13.00   11.38    9.75    8.13    6.50   4.88   3.25   1.63   0.00    0.00
   61   16.25   16.25   16.25   16.25   16.25   14.63   13.00   11.38    9.75    8.13    6.50   4.88   3.25   1.63   0.00    0.00
   62   16.25   16.25   16.25   16.25   16.25   14.63   13.00   11.38    9.75    8.13    6.50   4.88   3.25   1.63   0.00    0.00
   63   16.25   16.25   16.25   16.25   16.25   14.63   13.00   11.38    9.75    8.13    6.50   4.88   3.25   1.63   0.00    0.00
   64   16.25   16.25   16.25   16.25   16.25   14.63   13.00   11.38    9.75    8.13    6.50   4.88   3.25   1.63   0.00    0.00
   65   16.25   16.25   16.25   16.25   16.25   14.63   13.00   11.38    9.75    8.13    6.50   4.88   3.25   1.63   0.00    0.00
   66   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   67   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   68   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   69   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   70   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   71   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   72   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   73   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   74   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   75   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   76   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   77   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   78   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   79   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   80   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00


                                                           FEMALE NICOTINE

                                     Number of Full Policy Years Completed Since the Issue Date

 Issue     0       1       2       3       4       5       6       7       8       9      10      11     12     13     14    15 or
  Age                                                                                                                         more
    0    5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13   1.59   1.06   0.53   0.00    0.00
    1    5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13   1.59   1.06   0.53   0.00    0.00
    2    5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13   1.59   1.06   0.53   0.00    0.00
    3    5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13   1.59   1.06   0.53   0.00    0.00
    4    5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13   1.59   1.06   0.53   0.00    0.00
    5    5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13   1.59   1.06   0.53   0.00    0.00
    6    5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13   1.59   1.06   0.53   0.00    0.00
    7    5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13   1.59   1.06   0.53   0.00    0.00
    8    5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13   1.59   1.06   0.53   0.00    0.00
    9    5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13   1.59   1.06   0.53   0.00    0.00




                                                           FEMALE NICOTINE

                                     Number of Full Policy Years Completed Since the Issue Date



 Issue     0       1       2       3       4       5       6       7       8       9      10      11     12     13     14    15 or
  Age                                                                                                                         more
   10    5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13   1.59   1.06   0.53   0.00    0.00
   11    5.32    5.32    5.32    5.32    5.32    4.78    4.25    3.72    3.19    2.66    2.13   1.59   1.06   0.53   0.00    0.00
   12    5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14   1.61   1.07   0.54   0.00    0.00
   13    5.36    5.36    5.36    5.36    5.36    4.82    4.29    3.75    3.22    2.68    2.14   1.61   1.07   0.54   0.00    0.00
   14    5.38    5.38    5.38    5.38    5.38    4.85    4.31    3.77    3.23    2.69    2.15   1.62   1.08   0.54   0.00    0.00
   15    5.61    5.61    5.61    5.61    5.61    5.05    4.49    3.93    3.37    2.80    2.24   1.68   1.12   0.56   0.00    0.00
   16    5.63    5.63    5.63    5.63    5.63    5.07    4.50    3.94    3.38    2.82    2.25   1.69   1.13   0.56   0.00    0.00
   17    5.69    5.69    5.69    5.69    5.69    5.12    4.55    3.98    3.41    2.84    2.27   1.71   1.14   0.57   0.00    0.00
   18    5.71    5.71    5.71    5.71    5.71    5.14    4.57    4.00    3.43    2.85    2.28   1.71   1.14   0.57   0.00    0.00
   19    5.77    5.77    5.77    5.77    5.77    5.19    4.61    4.04    3.46    2.88    2.31   1.73   1.15   0.58   0.00    0.00
   20    5.79    5.79    5.79    5.79    5.79    5.21    4.63    4.05    3.47    2.89    2.32   1.74   1.16   0.58   0.00    0.00
   21    5.89    5.89    5.89    5.89    5.89    5.30    4.71    4.12    3.53    2.94    2.36   1.77   1.18   0.59   0.00    0.00
   22    5.91    5.91    5.91    5.91    5.91    5.32    4.73    4.14    3.55    2.96    2.36   1.77   1.18   0.59   0.00    0.00
   23    5.95    5.95    5.95    5.95    5.95    5.35    4.76    4.16    3.57    2.97    2.38   1.78   1.19   0.59   0.00    0.00
   24    5.97    5.97    5.97    5.97    5.97    5.37    4.77    4.18    3.58    2.98    2.39   1.79   1.19   0.60   0.00    0.00
   25    5.99    5.99    5.99    5.99    5.99    5.39    4.79    4.19    3.59    3.00    2.40   1.80   1.20   0.60   0.00    0.00
   26    6.01    6.01    6.01    6.01    6.01    5.41    4.81    4.21    3.61    3.01    2.41   1.80   1.20   0.60   0.00    0.00
   27    6.04    6.04    6.04    6.04    6.04    5.43    4.83    4.22    3.62    3.02    2.41   1.81   1.21   0.60   0.00    0.00
   28    6.07    6.07    6.07    6.07    6.07    5.46    4.86    4.25    3.64    3.03    2.43   1.82   1.21   0.61   0.00    0.00
   29    6.09    6.09    6.09    6.09    6.09    5.48    4.87    4.26    3.65    3.05    2.44   1.83   1.22   0.61   0.00    0.00
   30    6.11    6.11    6.11    6.11    6.11    5.50    4.89    4.28    3.67    3.06    2.45   1.83   1.22   0.61   0.00    0.00
   31    6.19    6.19    6.19    6.19    6.19    5.57    4.95    4.34    3.72    3.10    2.48   1.86   1.24   0.62   0.00    0.00
   32    6.27    6.27    6.27    6.27    6.27    5.64    5.02    4.39    3.76    3.14    2.51   1.88   1.25   0.63   0.00    0.00
   33    6.35    6.35    6.35    6.35    6.35    5.72    5.08    4.45    3.81    3.18    2.54   1.91   1.27   0.64   0.00    0.00
   34    6.49    6.49    6.49    6.49    6.49    5.84    5.19    4.54    3.89    3.24    2.59   1.95   1.30   0.65   0.00    0.00
   35    6.58    6.58    6.58    6.58    6.58    5.92    5.26    4.60    3.95    3.29    2.63   1.97   1.32   0.66   0.00    0.00
   36    6.67    6.67    6.67    6.67    6.67    6.00    5.33    4.67    4.00    3.33    2.67   2.00   1.33   0.67   0.00    0.00
   37    6.87    6.87    6.87    6.87    6.87    6.18    5.49    4.81    4.12    3.43    2.75   2.06   1.37   0.69   0.00    0.00
   38    6.97    6.97    6.97    6.97    6.97    6.27    5.58    4.88    4.18    3.48    2.79   2.09   1.39   0.70   0.00    0.00
   39    7.13    7.13    7.13    7.13    7.13    6.41    5.70    4.99    4.28    3.56    2.85   2.14   1.43   0.71   0.00    0.00
   40    7.35    7.35    7.35    7.35    7.35    6.62    5.88    5.15    4.41    3.68    2.94   2.21   1.47   0.74   0.00    0.00
   41    7.52    7.52    7.52    7.52    7.52    6.77    6.02    5.26    4.51    3.76    3.01   2.26   1.50   0.75   0.00    0.00
   42    7.69    7.69    7.69    7.69    7.69    6.92    6.15    5.38    4.61    3.84    3.08   2.31   1.54   0.77   0.00    0.00
   43    7.87    7.87    7.87    7.87    7.87    7.08    6.30    5.51    4.72    3.93    3.15   2.36   1.57   0.79   0.00    0.00
   44    8.18    8.18    8.18    8.18    8.18    7.37    6.55    5.73    4.91    4.09    3.27   2.46   1.64   0.82   0.00    0.00
   45    8.38    8.38    8.38    8.38    8.38    7.54    6.70    5.86    5.03    4.19    3.35   2.51   1.68   0.84   0.00    0.00
   46    8.59    8.59    8.59    8.59    8.59    7.73    6.87    6.01    5.15    4.29    3.44   2.58   1.72   0.86   0.00    0.00
   47    8.72    8.72    8.72    8.72    8.72    7.85    6.98    6.11    5.23    4.36    3.49   2.62   1.74   0.87   0.00    0.00
   48    8.97    8.97    8.97    8.97    8.97    8.07    7.18    6.28    5.38    4.49    3.59   2.69   1.79   0.90   0.00    0.00
   49    9.10    9.10    9.10    9.10    9.10    8.19    7.28    6.37    5.46    4.55    3.64   2.73   1.82   0.91   0.00    0.00
   50    9.33    9.33    9.33    9.33    9.33    8.40    7.46    6.53    5.60    4.67    3.73   2.80   1.87   0.93   0.00    0.00
   51    9.56    9.56    9.56    9.56    9.56    8.60    7.64    6.69    5.73    4.78    3.82   2.87   1.91   0.96   0.00    0.00
   52    9.77    9.77    9.77    9.77    9.77    8.79    7.82    6.84    5.86    4.89    3.91   2.93   1.95   0.98   0.00    0.00
   53   10.03   10.03   10.03   10.03   10.03    9.03    8.02    7.02    6.02    5.01    4.01   3.01   2.01   1.00   0.00    0.00
   54   10.33   10.33   10.33   10.33   10.33    9.30    8.27    7.23    6.20    5.17    4.13   3.10   2.07   1.03   0.00    0.00
   55   10.63   10.63   10.63   10.63   10.63    9.56    8.50    7.44    6.38    5.31    4.25   3.19   2.13   1.06   0.00    0.00
   56   10.84   10.84   10.84   10.84   10.84    9.76    8.67    7.59    6.50    5.42    4.34   3.25   2.17   1.08   0.00    0.00
   57   11.21   11.21   11.21   11.21   11.21   10.09    8.97    7.85    6.73    5.61    4.48   3.36   2.24   1.12   0.00    0.00
   58   11.45   11.45   11.45   11.45   11.45   10.30    9.16    8.01    6.87    5.72    4.58   3.43   2.29   1.14   0.00    0.00
   59   11.83   11.83   11.83   11.83   11.83   10.65    9.46    8.28    7.10    5.91    4.73   3.55   2.37   1.18   0.00    0.00
   60   12.19   12.19   12.19   12.19   12.19   10.97    9.75    8.53    7.31    6.09    4.87   3.66   2.44   1.22   0.00    0.00
   61   12.47   12.47   12.47   12.47   12.47   11.22    9.98    8.73    7.48    6.24    4.99   3.74   2.49   1.25   0.00    0.00
   62   12.74   12.74   12.74   12.74   12.74   11.47   10.19    8.92    7.64    6.37    5.10   3.82   2.55   1.27   0.00    0.00
   63   13.08   13.08   13.08   13.08   13.08   11.77   10.46    9.16    7.85    6.54    5.23   3.92   2.62   1.31   0.00    0.00
   64   13.39   13.39   13.39   13.39   13.39   12.05   10.71    9.38    8.04    6.70    5.36   4.02   2.68   1.34   0.00    0.00
   65   13.78   13.78   13.78   13.78   13.78   12.40   11.02    9.64    8.27    6.89    5.51   4.13   2.76   1.38   0.00    0.00
   66   15.29   15.29   15.29   13.76   12.23   10.70    9.17    7.64    6.12    4.59    3.06   2.29   1.53   0.76   0.00    0.00
   67   15.98   15.98   15.98   14.38   12.78   11.18    9.59    7.99    6.39    4.79    3.20   2.40   1.60   0.80   0.00    0.00
   68   16.61   16.61   16.61   14.95   13.29   11.63    9.97    8.31    6.64    4.98    3.32   2.49   1.66   0.83   0.00    0.00


                                                           FEMALE NICOTINE

                                     Number of Full Policy Years Completed Since the Issue Date


 Issue     0       1       2       3       4       5       6       7       8       9      10      11     12     13     14    15 or
  Age                                                                                                                         more
   69   17.33   17.33   17.33   15.59   13.86   12.13   10.40    8.66    6.93    5.20    3.47   2.60   1.73   0.87   0.00    0.00
   70   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   71   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   72   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   73   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   74   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   75   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   76   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   77   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   78   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   79   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00
   80   17.50   17.50   17.50   15.75   14.00   12.25   10.50    8.75    7.00    5.25    3.50   2.63   1.75   0.88   0.00    0.00

APPENDIX C - FINANCIAL STATEMENTS

================================================================================


FARMERS NEW WORLD LIFE INSURANCE COMPANY

FARMERS NEW WORLD LIFE
INSURANCE COMPANY
(a wholly owned subsidiary of Farmers Group Inc.)
--------------------------------------------------------------------------------

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
FINANCIAL STATEMENTS AS OF
DECEMBER 31, 2000, AND FOR THE
PERIODS THEN ENDED, AND
INDEPENDENT AUDITORS' REPORT


DELOITTE & TOUCHE LLP

INDEPENDENT AUDITORS' REPORT


Board of Directors
Farmers New World Life Insurance Company
Mercer Island, Washington

We have audited the accompanying statement of assets and liabilities of the Capital Appreciation Portfolio of the Janus Aspen Series; the Bond, Growth and Income, International, and Money Market portfolios of the Scudder Variable Life Investment Fund; the Small Cap Growth, Kemper-Dreman High Return Equity, Government Securities, and High Yield portfolios of the Kemper Variable Series; the Foreign Bond and Low Duration Bond portfolios of the PIMCO Variable Insurance Trust; and the Developing Markets Securities Fund of the Franklin Templeton Variable Insurance Products Trust of Farmers New World Life Insurance Company's Farmers Variable Life Separate Account A as of December 31, 2000, and the related statements of operations and changes in net assets for the periods then ended of the Capital Appreciation Portfolio of the Janus Aspen Series; the Bond, Growth and Income, International, and Money Market portfolios of the Scudder Variable Life Investment Fund; the Small Cap Growth, Kemper-Dreman High Return Equity, Government Securities, and High Yield portfolios of the Kemper Variable Series; the Foreign Bond and Low Duration Bond of the PIMCO Variable Insurance Trust; and the Developing Markets Securities Fund of the Franklin Templeton Variable Insurance Products Trust of Farmers New World Life Insurance Company's Farmers Variable Life Separate Account A. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audit procedures included confirmations of securities owned as of December 31, 2000, by correspondence with the account custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Capital Appreciation Portfolio of the Janus Aspen Series; the Bond, Growth and Income, International, and Money Market portfolios of the Scudder Variable Life Investment Fund; the Small Cap Growth, Kemper-Dreman High Return Equity, Government Securities, and High Yield portfolios of the Kemper Variable Series; the Foreign Bond and Low Duration Bond portfolios of the PIMCO Variable Insurance Trust; and the Developing Markets Securities Fund of the Franklin Templeton Variable Insurance Products Trust of Farmers New World Life Insurance Company's Farmers Variable Life Separate Account A as of December 31, 2000, and the results of their operations and changes in their net assets for the periods then ended in conformity with accounting principles generally accepted in the United States of America.



April 23, 2001
Seattle, Washington

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Farmers Group, Inc.)

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                                      Investment     Due to (from)
                                                                                     at net asset      general
ASSETS                                                                                  value          account          Total
                                                                                     ------------    ------------     ----------
Allocation to Sub-Accounts investing in Janus Aspen Series:
      Capital Appreciation Portfolio, 8,185 shares (cost $231,594)                    $  219,275      $    5,774      $  213,501

Allocation to Sub-Accounts investing in Kemper Variable Series:
      Government Securities Portfolio, 15,575 shares (cost $18,298)                       18,628              94          18,534
      High Yield Portfolio, 1,568 shares (cost $1,440)                                     1,437               2           1,435
      Small Cap Growth Portfolio, 6,626 shares (cost $15,489)                             14,341             165          14,176
      Kemper-Dreman High Return Equity Portfolio, 111,216 shares (cost $112,561)         119,809           2,268         117,541

Allocation to Sub-Accounts investing in PIMCO Variable Insurance Trust:
      Low Duration Bond Portfolio, 1,266 shares (cost $12,390)                            12,426               7          12,419
      Foreign Bond Portfolio, 160 shares (cost $1,504)                                     1,502               2           1,500

Allocation to Sub-Accounts investing in Scudder Variable Life Investment Fund:
      Money Market Portfolio, 1,914 shares (cost $1,914)                                   1,914               2           1,912
      Growth and Income Portfolio, 15,478 shares (cost $163,048)                         160,660           2,388         158,272
      International Portfolio, 1,938 shares (cost $27,623)                                27,635             387          27,248
      Bond Portfolio, 2,289 shares (cost $15,266)                                         15,542              16          15,526

Allocation to Sub-Accounts investing in Franklin Templeton Variable
Insurance Products Trust:
      Developing Markets Securities Fund, 349 shares (cost $1,828)                         1,823               2           1,821
                                                                                                                      ----------
NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS                                                                        $  583,885
                                                                                                                      ==========

See notes to financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Farmers Group, Inc.)

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
STATEMENT OF OPERATIONS
PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                       Janus Aspen                       Kemper Variable Series
                                                          Series       -------------------------------------------------------------
                                                                                                                      Kemper-Dreman
                                                         Capital        Government        High          Small Cap      High Return
                                                       Appreciation     Securities        Yield          Growth          Equity
                                                       Portfolio(a)    Portfolio(a)    Portfolio(c)    Portfolio(b)    Portfolio(a)
                                                       -------------   -------------   -------------   -------------  --------------
INVESTMENT INCOME (LOSS):
  Dividends                                             $   1,001             $ -             $ -             $ -             $ -
  Charges from Farmers New World Life Insurance
         Company:
      Mortality and expense risk                          (15,366)         (1,324)            (57)         (1,033)         (7,705)
      Administrative expense                               (4,812)           (412)            (21)           (317)         (2,250)
                                                        ---------       ---------       ---------       ---------       ---------

            Net investment loss                           (19,177)         (1,736)            (78)         (1,350)         (9,955)

REALIZED AND UNREALIZED GAINS (LOSSES)
      ON INVESTMENTS:
  Realized gains (losses) from sales of investments:
      Proceeds from sales                                  12,078           1,658              48             245           4,887
      Cost of investments sold                             14,742           1,655              50             328           4,990
                                                        ---------       ---------       ---------       ---------       ---------

            Net realized gains (losses)                    (2,664)              3              (2)            (83)           (103)

            Change in unrealized gains (losses)           (12,318)            330              (3)         (1,147)          7,249
                                                        ---------       ---------       ---------       ---------       ---------

            Net gains (losses) on investments             (14,982)            333              (5)         (1,230)          7,146
                                                        ---------       ---------       ---------       ---------       ---------

CHANGE IN NET ASSETS RESULTING FROM
      OPERATIONS                                        $ (34,159)      $  (1,403)      $     (83)      $  (2,580)      $  (2,809)
                                                        =========       =========       =========       =========       =========



(a) For the period beginning May 8, 2000, and ended December 31, 2000

(b) For the period beginning May 10, 2000, and ended December 31, 2000

(c) For the period beginning August 14, 2000, and ended December 31, 2000

(d) For the period beginning June 13, 2000, and ended December 31, 2000

(e) For the period beginning September 25, 2000, and ended December 31, 2000

(f) For the period beginning July 19, 2000, and ended December 31, 2000

See notes to financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Farmers Group, Inc.)

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
STATEMENT OF OPERATIONS (continued)
PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                                                       Scudder Variable
                                                          PIMCO Variable Insurance Trust             Life Investment Fund
                                                          -------------------------------       -------------------------------
                                                          Low Duration          Foreign            Money           Growth and
                                                              Bond               Bond              Market            Income
                                                          Portfolio(a)       Portfolio(d)       Portfolio(e)       Portfolio(a)
                                                          ------------       ------------       ------------       ------------
INVESTMENT INCOME (LOSS):
  Dividends                                               $         74       $         15       $          3                $ -
  Charges from Farmers New World Life Insurance
       Company:
     Mortality and expense risk                                   (775)               (94)               (94)           (10,741)
     Administrative expense                                       (246)               (28)               (28)            (3,179)
                                                          ------------       ------------       ------------       ------------

       Net investment loss                                        (947)              (107)              (119)           (13,920)

REALIZED AND UNREALIZED GAINS (LOSSES)
    ON INVESTMENTS:
  Realized gains (losses) from sales of investments:
    Proceeds from sales                                          1,623                111                112              5,496
    Cost of investments sold                                     1,624                111                112              5,850
                                                          ------------       ------------       ------------       ------------

       Net realized gains (losses)                                  (1)                                                    (354)

       Change in unrealized gains (losses)                          37                 (2)                               (2,388)
                                                          ------------       ------------       ------------       ------------

       Net gains (losses) on investments                            36                 (2)                               (2,742)
                                                          ------------       ------------       ------------       ------------

CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS                                             $       (911)      $       (109)      $       (119)      $    (16,662)
                                                          ============       ============       ============       ============


(a) For the period beginning May 8, 2000, and ended December 31, 2000

(b) For the period beginning May 10, 2000, and ended December 31, 2000

(c) For the period beginning August 14, 2000, and ended December 31, 2000

(d) For the period beginning June 13, 2000, and ended December 31, 2000

(e) For the period beginning September 25, 2000, and ended December 31, 2000

(f) For the period beginning July 19, 2000, and ended December 31, 2000

See notes to financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Farmers Group, Inc.)

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
STATEMENT OF OPERATIONS (continued)
PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                                                    Franklin Templeton
                                                                        Scudder Variable            Variable Insurance
                                                                      Life Investment Fund            Products Trust
                                                                 -------------------------------    -------------------
                                                                                                        Developing
                                                                                                          Markets
                                                                 Portfolio(a)       Portfolio(a)    Securities Fund(f)
                                                                 ------------       ------------    -------------------
INVESTMENT INCOME (LOSS):
      Dividends                                                  $          -       $          -       $          -
      Charges from Farmers New World Life Insurance
                  Company:
            Mortality and expense risk                                 (1,744)              (957)               (95)
            Administrative expense                                       (525)              (299)               (36)
                                                                 ------------       ------------       ------------

                        Net investment loss                            (2,269)            (1,256)              (131)

REALIZED AND UNREALIZED GAINS (LOSSES)
            ON INVESTMENTS:
      Realized gains (losses) from sales of investments:
            Proceeds from sales                                         1,862              3,109                 58
            Cost of investments sold                                    2,093              3,105                 66
                                                                 ------------       ------------       ------------

                        Net realized gains (losses)                      (231)                 4                 (8)

                        Change in unrealized gains (losses)                13                274                 (5)
                                                                 ------------       ------------       ------------

                        Net gains (losses) on investments                (218)               278                (13)
                                                                 ------------       ------------       ------------

CHANGES IN NET ASSETS RESULTING FROM
      OPERATIONS                                                 $     (2,487)      $       (978)      $       (144)
                                                                 ============       ============       ============

(a) For the period beginning May 8, 2000, and ended December 31, 2000

(b) For the period beginning May 10, 2000, and ended December 31, 2000

(c) For the period beginning August 14, 2000, and ended December 31, 2000

(d) For the period beginning June 13, 2000, and ended December 31, 2000

(e) For the period beginning September 25, 2000, and ended December 31, 2000

(f) For the period beginning July 19, 2000, and ended December 31, 2000


See notes to financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Farmers Group, Inc.)

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
STATEMENT OF CHANGES IN NET ASSETS
PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                    Janus
                                                 Aspen Series                      Kemper Variable Series
                                                 ------------      ----------------------------------------------------------------
                                                                                                                      Kemper-Dreman
                                                   Capital          Government          High          Small Cap        High Return
                                                 Appreciation       Securities         Yield            Growth           Equity
                                                 Portfolio(a)      Portfolio(a)     Portfolio(c)     Portfolio(b)     Portfolio(a)
                                                 ------------      ------------     ------------     ------------     -------------
OPERATIONS:
 Net investment loss                             $  (19,177)       $   (1,736)      $      (78)      $   (1,350)      $   (9,955)
 Net realized gain (loss)                            (2,664)                3               (2)             (83)            (103)
 Change in unrealized gain (loss)                   (12,318)              330               (3)          (1,147)           7,249
                                                 ----------        ----------       ----------       ----------       ----------

      Change in net assets resulting from
        operations                                  (34,159)           (1,403)             (83)          (2,580)          (2,809)

CAPITAL TRANSACTIONS:
 Deposits                                           100,926             8,827            1,256            6,146           49,446
 Payments on termination                               (217)              (50)                              (10)            (129)
 Transfers among the sub-accounts and with the
   Fixed Account, net                               146,951            11,160              262           10,620           71,033
                                                 ----------        ----------       ----------       ----------       ----------

     Change in net assets resulting from
        capital transactions                        247,660            19,937            1,518           16,756          120,350
                                                 ----------        ----------       ----------       ----------       ----------

INCREASE IN NET ASSETS                              213,501            18,534            1,435           14,176          117,541

NET ASSETS AT BEGINNING OF PERIOD
                                                 ----------        ----------       ----------       ----------       ----------

NET ASSETS AT END OF PERIOD                      $  213,501        $   18,534       $    1,435       $   14,176       $  117,541
                                                 ==========        ==========       ==========       ==========       ==========

(a) For the period beginning May 8, 2000, and ended December 31, 2000

(b) For the period beginning May 10, 2000, and ended December 31, 2000

(c) For the period beginning August 14, 2000, and ended December 31, 2000

(d) For the period beginning June 13, 2000, and ended December 31, 2000

(e) For the period beginning September 25, 2000, and ended December 31, 2000

(f) For the period beginning July 19, 2000, and ended December 31, 2000


See notes to financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Farmers Group, Inc.)

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
STATEMENT OF CHANGES IN NET ASSETS (continued)
PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                                                  Scudder Variable
                                                     PIMCO Variable Insurance Trust             Life Investment Fund
                                                     -------------------------------       -------------------------------
                                                     Low Duration          Foreign            Money           Growth and
                                                         Bond               Bond              Market            Income
                                                     Portfolio(a)       Portfolio(d)       Portfolio(e)       Portfolio(a)
                                                     ------------       ------------       ------------       ------------
OPERATIONS:
  Net investment income (loss)                       $       (947)      $       (107)      $       (119)      $    (13,920)
  Net realized gains (losses)                                  (1)                                                    (354)
  Change in unrealized gains (losses)                          37                 (2)                               (2,388)
                                                     ------------       ------------       ------------       ------------

      Change in net assets resulting from
        operations                                           (911)              (109)              (119)           (16,662)

CAPITAL TRANSACTIONS:
  Deposits                                                  6,432              1,349              1,337             72,437
  Payments on termination                                     (29)                (9)                                 (179)
  Transfers among the sub-accounts and with the
   Fixed Account - net                                      6,927                269                694            102,676
                                                     ------------       ------------       ------------       ------------

      Change in net assets resulting from
        capital transactions                               13,330              1,609              2,031            174,934
                                                     ------------       ------------       ------------       ------------

INCREASE IN NET ASSETS                                     12,419              1,500              1,912            158,272

NET ASSETS AT BEGINNING OF PERIOD
                                                     ------------       ------------       ------------       ------------

NET ASSETS AT END OF PERIOD                          $     12,419       $      1,500       $      1,912       $    158,272
                                                     ============       ============       ============       ============

(a) For the period beginning May 8, 2000, and ended December 31, 2000

(b) For the period beginning May 10, 2000, and ended December 31, 2000

(c) For the period beginning August 14, 2000, and ended December 31, 2000

(d) For the period beginning June 13, 2000, and ended December 31, 2000

(e) For the period beginning September 25, 2000, and ended December 31, 2000

(f) For the period beginning July 19, 2000, and ended December 31, 2000

See notes to financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
----------------------------------------
(a wholly owned subsidiary of Farmers Group, Inc.)

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
STATEMENT OF CHANGES IN NET ASSETS (continued)
PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                                            Franklin Templeton
                                                           Scudder Variable                 Variable Insurance
                                                          Life Investment Fund               Products Trust
                                                     --------------------------------       ------------------
                                                                                               Developing
                                                                                                 Markets
                                                     International           Bond              Securities
                                                     Portfolio (a)       Portfolio (a)          Fund (f)
                                                     ------------       ------------           ------------
OPERATIONS:
  Net investment income (loss)                       $     (2,269)      $     (1,256)          $       (131)
  Net realized gains (losses)                                (231)                 4                     (8)
  Change in unrealized gains (losses)                          13                274                     (5)
                                                     ------------       ------------           ------------

        Change in net assets resulting from
           operations                                      (2,487)              (978)                  (144)

CAPITAL TRANSACTIONS:
  Deposits                                                 12,119              7,156                  1,449
  Payments on termination                                     (26)               (43)
  Transfers among the sub-accounts and with the
     Fixed Account - net                                   17,642              9,391                    516
                                                     ------------       ------------           ------------

        Change in net assets resulting from
           capital transactions                            29,735             16,504                  1,965
                                                     ------------       ------------           ------------

INCREASE IN NET ASSETS                                     27,248             15,526                  1,821

NET ASSETS AT BEGINNING OF PERIOD
                                                     ------------       ------------           ------------

NET ASSETS AT END OF PERIOD                          $     27,248       $     15,526           $      1,821
                                                     ============       ============           ============

(a) For the period beginning May 8, 2000, and ended December 31, 2000

(b) For the period beginning May 10, 2000, and ended December 31, 2000

(c) For the period beginning August 14, 2000, and ended December 31, 2000

(d) For the period beginning June 13, 2000, and ended December 31, 2000

(e) For the period beginning September 25, 2000, and ended December 31, 2000

(f) For the period beginning July 19, 2000, and ended December 31, 2000


See notes to financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
----------------------------------------
(a wholly owned subsidiary of Farmers Group, Inc.)

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------


NOTE 1: THE COMPANY

Farmers Variable Life Separate Account A (the Account), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Farmers New World Life Insurance Company (the Company). The assets of the Account are legally segregated from those of the Company. The Company is a wholly owned subsidiary of Farmers Group, Inc. (FGI). FGI is a stockholding and management company, whose parent is Zurich Financial Services Group.

During the year ended December 31, 2000, the Company began issuing a variable universal life insurance product with optional riders for additional insurance benefits. The deposits collected for these contracts are invested at the direction of the contractholders in the sub-accounts that comprise the Account. The investment income gains or losses of these accounts accrue directly to the contractholders. The sub-accounts invest in the following underlying mutual fund portfolios (collectively, the Funds):

    JANUS ASPEN SERIES
        Capital Appreciation Portfolio

    KEMPER VARIABLE SERIES
        Government Securities Portfolio
        High Yield Portfolio
        Small Cap Growth Portfolio
        Kemper-Dreman High Return Equity Portfolio

    PIMCO VARIABLE INSURANCE TRUST
        Low Duration Bond Portfolio
        Foreign Bond Portfolio

    SCUDDER VARIABLE LIFE INVESTMENT FUND
        Money Market Portfolio
        Growth and Income Portfolio
        International Portfolio
        Bond Portfolio

    FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
        Developing Markets Securities Fund

The Company owns the assets in the Account, and is obligated to pay all benefits under the policies the Company issues. The Company provides insurance and administrative services to the contractholders for a fee. The Company also maintains a fixed account (Fixed Account), to which contractholders may direct their deposits and receive a fixed rate of return. The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

   VALUATION OF INVESTMENT ASSETS: Investments consist of shares of the Funds and are stated at fair value based on quoted market prices at the close of business on the last trading day of the year.

   REALIZED GAINS AND LOSSES: Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method. Trades are made to generate the greatest loss or smallest gain.

   FEDERAL INCOME TAXES: The Account qualifies as a segregated asset account as defined in the Internal Revenue Code (Code). As such, the operations of the Account are included in the tax return of the Company. The Company is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account as the Account did not generate taxable income.

   DIVIDENDS: Dividends consist of ordinary income and realized gain distributions declared by the Funds, are recognized on the ex-dividend date, and are reinvested in the Funds. Gains from realized gain distributions are recorded on the distribution date.

NOTE 3: EXPENSES

   MORTALITY AND EXPENSE RISK CHARGE: The Company assumes mortality and expense risks related to the operations of the Account and deducts charges daily. The mortality and expense risk charge covers insurance benefits available with the contracts and certain expense of the contracts. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract. The charge is equal to the contract value in each subaccount multiplied by the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%. At the contract holder's discretion, optional riders providing additional insurance, may be purchased for an additional charge.

   ADMINISTRATIVE EXPENSE:

        Surrender charge: The Company will deduct a surrender charge if, during the first 14 policy years the policyholder fully surrenders the policy, takes a partial withdrawal from the policy (if it has a level death benefit), or decreases the principal sum. The surrender charge in some cases may be significant. Under some circumstances the level of surrender charges might result in no contract value available for payout.

        Premium charge: The Company currently deducts 3.5% from each premium and credits the remaining 96.5% to the contract value. This charge compensates the Company for distribution expenses and state premium taxes.

        Cost of insurance charge: The Company will deduct a monthly charge to cover the cost of providing the policy benefits. The charge will vary from policy to policy based on the insured's characteristics, as well as the optional riders selected by the insured.

        Contract maintenance charge: The Company deducts a monthly administrative charge of $5 and guarantees this charge will not exceed $8.

NOTE 4: PURCHASES AND SALES OF INVESTMENTS

The costs of purchases and sales of investments for the fiscal year ended December 31, 2000, were as follows:


                                                          PURCHASES         SALES
                                                          ----------      ----------
JANUS ASPEN SERIES SUB-ACCOUNT:
      Capital Appreciation Portfolio                      $  246,336      $   12,078

KEMPER VARIABLE SERIES SUB-ACCOUNTS:
    Government Securities Portfolio                           19,953           1,658
    High Yield Portfolio                                       1,491              48
    Small Cap Growth Portfolio                                15,817             245
    Kemper-Dreman High Return Equity Portfolio               117,551           4,887

PIMCO VARIABLE INSURANCE TRUST SUB-ACCOUNTS:
    Low Duration Bond Portfolio                               14,013           1,623
    Foreign Bond Portfolio                                     1,616             111

SCUDDER VARIABLE LIFE INVESTMENT FUND SUB-ACCOUNTS:
    Money Market Portfolio                                     2,025             112
    Growth and Income Portfolio                              168,897           5,496
    International Portfolio                                   29,716           1,862
    Bond Portfolio                                            18,372           3,109

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
            SUB-ACCOUNTS:
    Developing Markets Securities Fund                         1,894              58
                                                          ----------      ----------
                                                          $  637,681      $   31,287
                                                          ==========      ==========

FARMERS NEW WORLD LIFE
INSURANCE COMPANY
(a wholly owned subsidiary of Farmers Group, Inc.)
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS FOR THE
YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998, AND
INDEPENDENT AUDITORS' REPORT


DELOITTE & TOUCHE LLP

INDEPENDENT AUDITORS' REPORT


Board of Directors
Farmers New World Life Insurance Company
Mercer Island, Washington

We have audited the accompanying balance sheets of Farmers New World Life Insurance Company (a wholly owned subsidiary of Farmers Group, Inc.) (the Company) as of December 31, 2000 and 1999, and the related statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of Farmers New World Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.




February 12, 2001
Seattle, Washington

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Farmers Group, Inc.)

BALANCE SHEETS (in thousands)
DECEMBER 31, 2000 AND 1999
--------------------------------------------------------------------------------


ASSETS                                                                         2000            1999
                                                                            ----------      ----------
INVESTMENTS (Notes 2 and 3):
      Fixed maturities available-for-sale:
            Bonds, at fair value (cost: $3,677,147 and $3,791,785)          $3,692,444      $3,684,255
            Redeemable preferred stocks, at fair value
                  (cost: $29,649 and $64,176)                                   30,646          64,855
      Equity securities available-for-sale:
            Nonredeemable preferred stocks, at fair value
                  (cost: $11,128 and $1,153)                                    11,500           1,158
            Common stocks, at fair value (cost: $241,781 and $123,567)         212,428         127,556
      Mortgage loans on real estate, net of allowance for losses                36,984          35,834
      Investment real estate, net of accumulated depreciation
            and allowance for losses                                            89,426          66,672
      Surplus notes and certificates of contribution of the P&C Group
            (Note 4)                                                           502,500         119,000
      Policy loans                                                             218,162         201,687
      Joint ventures                                                             9,930           6,662
      S&P 500 call options, at fair value (cost: $29,696 and $19,521)           26,271          32,718
                                                                            ----------      ----------

                        Total investments                                    4,830,291       4,340,397

CASH AND CASH EQUIVALENTS                                                       64,484          93,035

ACCRUED INVESTMENT INCOME                                                       62,906          53,975

OTHER RECEIVABLES                                                               20,823          18,608

DEFERRED POLICY ACQUISITION COSTS                                              537,981         550,908

VALUE OF BUSINESS ACQUIRED (Note 5)                                            300,141         328,718

PROPERTY AND EQUIPMENT, net of accumulated depreciation
     of $9,610 and $8,842                                                       14,970          14,351

OTHER ASSETS:
      Securities lending collateral (Note 6)                                   335,968         262,425
      Other assets                                                               8,326           3,740
      Separate accounts                                                          8,423
                                                                            ----------      ----------

                        Total other assets                                     352,717         266,165
                                                                            ----------      ----------

TOTAL                                                                       $6,184,313      $5,666,157
                                                                            ==========      ==========

See notes to financial statements.

--------------------------------------------------------------------------------


LIABILITIES AND STOCKHOLDER'S EQUITY                                    2000               1999
                                                                    ------------       ------------
POLICY LIABILITIES AND ACCRUALS:
      Future policy benefits                                        $  3,574,594       $  3,412,452
      Policy claims                                                       32,509             28,396
                                                                    ------------       ------------

                        Total policy liabilities and accruals          3,607,103          3,440,848

OTHER POLICYHOLDER FUNDS AND DIVIDENDS                                   141,547             83,479

ACCRUED EXPENSES AND OTHER LIABILITIES:
   Securities lending liability (Note 6)                                 335,968            262,425
   Death benefit liability                                                42,010             45,423
   Other liabilities                                                      70,847             74,636
   Separate accounts                                                       8,423
                                                                    ------------       ------------

         Total accrued expenses and other liabilities                    457,248            382,484

INCOME TAXES (Note 7):
   Current                                                                18,496             10,006
   Deferred                                                              101,057             93,970
                                                                    ------------       ------------

         Total income taxes                                              119,553            103,976
                                                                    ------------       ------------

         Total liabilities                                             4,325,451          4,010,787

CONTINGENCIES (Note 8)

STOCKHOLDER'S EQUITY:
   Common stock, $1 par value - Authorized, 25,000,000 shares;
      issued and outstanding, 6,600,000 shares                             6,600              6,600
   Additional paid-in capital                                            994,246            994,246
   Accumulated other comprehensive loss, net of deferred
      tax benefit of $6,723 and $24,965                                  (12,486)           (46,363)
   Retained earnings (Note 9)                                            870,502            700,887
                                                                    ------------       ------------
           Total stockholder's equity                                  1,858,862          1,655,370

TOTAL                                                               $  6,184,313       $  5,666,157
                                                                    ============       ============

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Farmers Group, Inc.)

STATEMENTS OF INCOME (in thousands)
YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998
--------------------------------------------------------------------------------


                                                                   2000             1999            1998
                                                                ----------       ----------      ----------
REVENUES:
      Net premiums earned (Note 10)                             $  228,519       $  209,683      $  173,229
      Universal life and annuity policy charges                    214,504          210,639         206,393
      Net investment income (Note 2)                               321,989          307,674         293,770
      Net realized investment gains (losses) (Note 2)               39,856           24,159         (13,473)
      Other income                                                     181               36             707
                                                                ----------       ----------      ----------

           Total revenues                                          805,049          752,191         660,626

BENEFITS AND EXPENSES:
      Death and other benefits                                     141,759          137,798         133,984
      Future policy benefits                                        76,327           52,200          23,711
      Interest credited to policyholders                           162,888          157,831         150,618
      Underwriting, acquisition, and insurance expenses:
         Amortization of deferred policy acquisition costs          85,908           83,187          68,997
         Amortization of value of business acquired                 22,849           19,394          23,897
         Net commissions                                             3,881           13,520          18,972
         General insurance expenses and taxes                       51,431           44,077          38,659
                                                                ----------       ----------      ----------

           Total benefits and expenses                             545,043          508,007         458,838
                                                                ----------       ----------      ----------

           Income before provision for income taxes                260,006          244,184         201,788

PROVISION (BENEFIT) FOR INCOME TAXES (Note 7):
      Current                                                      105,294           85,426          70,690
      Deferred                                                     (14,903)             553             496
                                                                ----------       ----------      ----------

           Total provision for income taxes                         90,391           85,979          71,186
                                                                ----------       ----------      ----------

NET INCOME                                                      $  169,615       $  158,205      $  130,602
                                                                ==========       ==========      ==========

See notes to financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Farmers Group, Inc.)

STATEMENTS OF COMPREHENSIVE INCOME (in thousands)
YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998
--------------------------------------------------------------------------------


                                                                                    2000             1999             1998
                                                                                 ----------       ----------       ----------
NET INCOME                                                                       $  169,615       $  158,205       $  130,602

OTHER COMPREHENSIVE INCOME, net of tax:
     Unrealized holding gains (losses) on securities:
           Unrealized holding gains (losses) on securities, net
                  of tax provision (benefit) of $31,986,
                  $(96,564), and $7,921                                              59,402         (179,334)          14,711
           Reclassification adjustment for (gains) losses
                  included in net income, net of tax provision
                  (benefit) of $434, $(1,749), and $357                                (805)           3,249             (662)
                                                                                 ----------       ----------       ----------
                        Net unrealized holding gains (losses) on
                              securities, net of tax provision (benefit) of
                              $31,552, $(94,815), and $7,565                         58,597         (176,085)          14,049

      Effect of the change in net unrealized gains and losses
            on other insurance accounts, net of tax provision
            (benefit) of $(13,311), $28,332, and $(1,949)                           (24,720)          52,617           (3,619)
                                                                                 ----------       ----------       ----------
COMPREHENSIVE INCOME                                                             $  203,492       $   34,737       $  141,032
                                                                                 ==========       ==========       ==========

See notes to financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Farmers Group, Inc.)

STATEMENTS OF STOCKHOLDER'S EQUITY (in thousands)
YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998
--------------------------------------------------------------------------------


                                                                                        Accumulated
                                                                          Additional      other                         Total
                                                              Common       paid-in     comprehensive    Retained    stockholder's
                                                              stock        capital     income (loss)    earnings       equity
                                                             --------     ----------   -------------    --------    -------------
BALANCE, January 1, 1998                                     $  6,600      $994,246      $ 66,675       $412,080      $1,479,601

  Net income                                                                                             130,602         130,602

  Unrealized gains on available-for-sale investments
     arising during the period, net of tax of $7,921                                       14,711                         14,711

  Reclassification adjustment for gains included in
     net income, net of tax of $(357)                                                        (662)                          (662)

  Change in effect of unrealized losses on other
     insurance accounts, net of tax of $(1,949)                                            (3,619)                        (3,619)
                                                             --------      --------      --------       --------      ----------

BALANCE, December 31, 1998                                      6,600       994,246        77,105        542,682       1,620,633

  Net income                                                                                             158,205         158,205

  Unrealized losses on available-for-sale investments
     arising during the period, net of tax of $(96,564)                                  (179,334)                      (179,334)

  Reclassification adjustment for losses included in
     net income, net of tax, of $1,749                                                      3,249                          3,249

  Change in effect of unrealized gains on other
     insurance accounts, net of tax of $28,332                                             52,617                         52,617
                                                             --------      --------      --------       --------      ----------

BALANCE, December 31, 1999                                      6,600       994,246       (46,363)       700,887       1,655,370

  Net income                                                                                             169,615         169,615

  Unrealized gains on available-for-sale investments
     arising during the period, net of tax of $31,986                                      59,402                         59,402

  Reclassification adjustment for gains included in
     net income, net of tax of $434                                                          (805)                          (805)

  Change in effect of unrealized losses on other
     insurance accounts, net of tax of $(13,311)                                          (24,720)                       (24,720)
                                                             --------      --------      --------       --------      ----------

BALANCE, December 31, 2000                                   $  6,600      $994,246      $(12,486)      $870,502      $1,858,862
                                                             ========      ========      ========       ========      ==========

See notes to financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Farmers Group, Inc.)

STATEMENTS OF CASH FLOWS (in thousands)
YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998
--------------------------------------------------------------------------------


                                                                                          2000           1999             1998
                                                                                       ---------     -----------       ---------
OPERATING ACTIVITIES:
      Net income                                                                       $ 169,615     $   158,205       $ 130,602
      Adjustments to reconcile net income to
                  net cash provided by operating activities:
            Universal life type contracts:
                  Deposits received                                                      302,774         302,424         299,007
                  Withdrawals                                                           (263,643)       (253,228)       (241,765)
                  Interest credited                                                       76,006          71,386          67,585
            Realized investment losses (gains)                                           (39,856)        (24,159)         13,473
            Amortization of deferred policy acquisition costs and VOBA                   108,757         102,581          92,894
            Deferred income tax expense (benefit)                                        (14,903)            553             496
            Depreciation                                                                   1,260           2,606           2,544
            Cash provided (used) by changes in operating assets and liabilities:
                  Federal income taxes payable                                             8,490           5,826           4,180
                  Deferred policy acquisition costs                                     (105,283)        (99,568)        (93,047)
                  Life insurance policy liabilities                                       81,135          55,478          27,802
                  Other policyholder funds                                                58,068          26,121          (2,714)
                  Other                                                                   13,237          12,768          31,758
                                                                                       ---------     -----------       ---------

      Net cash provided by operating activities                                          395,657         360,993         332,815

INVESTING ACTIVITIES:
      Purchase of bonds and stocks available-for-sale                                   (904,259)     (1,322,589)       (660,918)
      Proceeds from sales or maturities of bonds and stocks available-for-sale           944,436         953,106         458,364
      Mortgage loan collections                                                            4,800          18,421          36,839
      Purchase of investment real estate                                                 (25,287)        (20,640)           (908)
      Proceeds from sale of investment real estate                                         6,651          10,565           8,557
      Increase in policy loans                                                           (16,475)        (16,475)        (19,317)
      Purchase of capital assets                                                          (7,174)         (2,508)           (572)
      Purchase of surplus notes and certificates of contribution of the P&C Group       (383,500)                       (119,000)
      Purchase of options                                                                (10,175)         (8,216)         (7,855)
      Other                                                                               (3,549)          1,891             320
                                                                                       ---------     -----------       ---------

      Net cash used by investing activities                                             (394,532)       (386,445)       (304,490)

FINANCING ACTIVITIES:
      Annuity contracts:
            Deposits received                                                            163,111         157,468         144,793
            Withdrawals                                                                 (255,615)       (194,187)       (202,244)
            Interest credited                                                             62,828          91,422          82,930
                                                                                       ---------     -----------       ---------

      Net cash provided (used) by financing activities                                   (29,676)         54,703          25,479
                                                                                       ---------     -----------       ---------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                         (28,551)         29,251          53,804

CASH AND CASH EQUIVALENTS:
      Beginning of year                                                                   93,035          63,784           9,980
                                                                                       ---------     -----------       ---------

      End of year                                                                      $  64,484     $    93,035       $  63,784
                                                                                       =========     ===========       =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
      Cash paid during the year for:
            Income taxes                                                               $  92,860     $    82,047       $  41,250
            Interest                                                                          23             125             945

See notes to financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Farmers Group, Inc.)

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998
--------------------------------------------------------------------------------


NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        THE COMPANY: The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the Company), a wholly owned subsidiary of Farmers Group, Inc. (FGI), whose ultimate parent is Zurich Financial Services Group. FGI, a management services insurance holding company, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries (the Exchanges) and owns a reinsurance company, Farmers Re. In March 2000, the Exchanges acquired Foremost Corporation of America and its subsidiaries (Foremost), a prominent writer of manufactured homes, recreational vehicles and other specialty lines. References to the P&C Group are to the three inter-insurance exchanges (the Exchanges) and their subsidiaries, Farmers Texas County Mutual Insurance Company, Foremost County Mutual Company and Foremost Lloyds of Texas.

        In December 1988, BATUS Inc. (BATUS), a subsidiary of B.A.T Industries p.l.c. (B.A.T), acquired 100% ownership of FGI and its subsidiaries for $5,212,619,000 in cash, including related expenses, through its wholly owned subsidiary, BATUS Financial Services. Immediately thereafter, BATUS Financial Services was merged into FGI. The acquisition was accounted for as a purchase and, accordingly, the acquired assets and liabilities were recorded in the Company's balance sheet based on their estimated fair values at December 31, 1988.

        At the time of purchase, a portion of the purchase price, $530,076,000, was assigned to the Company's value of business acquired (VOBA), which represented an actuarial determination of the expected profits from the business in-force at the date of B.A.T's acquisition of FGI. The amount so assigned is being amortized over its actuarially determined useful life with the unamortized amount included in value of business acquired in the accompanying balance sheets.

        In September 1998, the financial services businesses of B.A.T, which included the Company, were merged with Zurich Insurance Company (ZIC). The businesses of ZIC and the financial services businesses of B.A.T were transferred to Zurich Group Holding (ZGH), formerly known as Zurich Financial Services, a Swiss company with headquarters in Zurich, Switzerland. This merger was accounted for by ZGH as a pooling of interests under International Accounting Standards.

        NATURE OF OPERATIONS: The Company concentrates its activities in the individual life insurance and annuity markets. Principal lines of business include traditional and universal whole life products, as well as term life insurance. Additionally, the Company issues flexible and single premium deferred annuities, single premium immediate annuities, equity-indexed annuities, and structured settlements. Beginning in 2000, the Company added variable universal life and variable annuity products and the Farmers Level Term 2000 plans to its product line.

        The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies(R), Farmers Insurance Group(R), and Farmers(R). In addition, the Company and the P&C Group distribute their respective insurance products through a common network of direct writing agents and district managers. As of December 31, 2000, this network consisted of approximately 15,000 direct writing agents and approximately 500 district managers, each of whom is an independent contractor. The size, efficiency, and scope of this agency force have made it a major factor in the P&C

        Group's and the Company's growth. Each direct writing agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers. To the extent that such insurers decline such business or do not underwrite it, the direct writing agents may offer the business to other insurers.

        The Company is currently licensed in 43 states, primarily in the western, midwestern, and southwestern regions of the United States.

        USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        REVENUE RECOGNITION: Premiums for traditional life, structured settlement contracts involving life contingencies (SSILC), and accident and health insurance products are recognized as revenues when due from policyholders. Policy withdrawal, maintenance, and other charges are recognized as income when earned.

        Revenues associated with universal life and variable universal life products consist of policy charges for the cost of insurance, policy administration fees, surrender charges, and investment income on assets allocated to support policyholder account balances on deposit. Revenues for deferred fixed and variable annuity products and structured settlement contracts not involving life contingencies (SSNILC) consist of surrender charges, investment income on assets allocated to support policyholder account balances on deposit, and administrative charges for equity-indexed annuities. Consideration received for interest-sensitive insurance, SSNILC, and annuity products is recorded as a liability when received.

        INVESTMENTS: The Company has classified all investments in fixed maturities and equity securities as available-for-sale and reports them on the balance sheet at fair value with unrealized gains and losses, net of tax, excluded from earnings and reported as accumulated other comprehensive income, a component of stockholder's equity. As of December 31, 2000, 1999 and 1998, there were no securities designated as held-to-maturity or trading.

        Realized gains (losses) on sales, redemptions, and write-downs of investments are determined based on the net book value of individual investments.

        Investment real estate consists of properties purchased for investment and properties acquired through foreclosure and is carried at the lower of cost less accumulated depreciation of $29,369,000 in 2000, $27,292,000 in 1999, or market. Depreciation is provided on a straight-line basis over 35 years, the estimated life of the properties.

        The Company follows the provisions of Statement of Financial Accounting Standards (SFAS) No. 118 (amending SFAS No. 114), Accounting by Creditors for Impairment of a Loan, which requires that impaired loans be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral, if the loan is collateral dependent. No material amounts were recognized for impaired loans in the periods presented.

        DEFERRED POLICY ACQUISITION COSTS: The costs of acquiring new traditional life business, principally first-year commissions and other expenses for policy underwriting and issuance (which are primarily related to and vary with the production of new business), are deferred and amortized proportionately over the estimated period during which the related premiums will be recognized as income, based on the same assumptions that are used for computing the liabilities for future policy benefits.

        Policy acquisition costs for universal life and variable universal life and deferred fixed and variable annuity products are deferred and amortized in relation to the present value of expected gross profits on the policies. Deferred Policy Acquisition Costs (DAC) include amounts associated with the unrealized gains and losses recorded as other comprehensive income, a component of stockholder's equity. Accordingly, DAC is increased or decreased for the impact of estimated future gross profits as if net unrealized gains or losses on securities had been realized at the balance sheet date. Net unrealized gains or losses on securities within other comprehensive income also reflect this impact.

        VALUE OF BUSINESS ACQUIRED: The present value of the business acquired in the 1988 merger with B.A.T is being amortized as the life insurance business in-force at the time of the merger declines.

        PROPERTY AND EQUIPMENT: Depreciation of property and equipment has been provided using the straight-line method with estimated useful lives of 10 to 45 years for buildings and improvements and five years for furniture and equipment.

        LONG-LIVED ASSETS: In accordance with SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, long-lived assets and certain identifiable intangibles to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. No such impairments have occurred.

        SEPARATE ACCOUNTS: In April 2000, the Company began issuing variable universal life and deferred variable annuity contracts. The assets and liabilities held in the Separate Accounts (the Accounts) are legally segregated from the general assets of the Company. The assets held in the Accounts are comprised of investments in 12 sub-accounts. Each sub-account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contractholders in the sub-accounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contractholders bear the investment risk that the sub-accounts may not meet their stated objectives. The sub-accounts invest in the underlying mutual fund portfolios (collectively, the Funds).

        The assets of the Accounts are carried at fair value. The Accounts' liabilities represent the contractholders' claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contractholders and, therefore, are not included in the Company's statements of income and comprehensive income. Revenues to the Company from the Accounts consist of administration, surrender, and mortality and expense fees.

        POLICY LIABILITIES AND ACCRUALS: Liabilities for future policy benefits for traditional life policies are computed principally on a net level premium method reflecting estimated future investment yields, mortality, morbidity, and withdrawals. Interest rate assumptions range from 2.25% to 8.75% depending upon the year of issue. Mortality is calculated principally on select and ultimate tables in common usage in the industry, modified for Company experience, and withdrawals are estimated based primarily on experience.

        Liabilities for future policy benefits on universal life and variable universal life and deferred fixed and variable annuity products are determined under the retrospective deposit method and consist principally of policy values before any surrender charges. Liabilities for future policy benefits on SSNILC are recorded when the payments are received.

        Unpaid policy claims include claims in the course of settlement and a provision for claims incurred but not reported, based on past experience.

        LIFE SALES MANAGEMENT SERVICES: Fees charged to the Company by FGI for sales and marketing services were $21,027,000, $21,750,000, and $21,187,000 in 2000, 1999, and 1998, respectively, and are accounted for as deferred policy acquisition costs except for advertising expenses, which are expensed as incurred, of $1,837,000, $1,814,000, and $1,336,000 in 2000, 1999, and 1998, respectively.

        STATEMENTS OF CASH FLOWS: For purposes of reporting cash flows, the Company considers short-term investments purchased with an initial maturity of three months or less to be cash equivalents.

        ACCOUNTING PRONOUNCEMENTS: In March 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) No. 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. This SOP, effective for financial statements issued for periods beginning after December 15, 1998, applies to all nongovernmental entities and establishes the rules for capitalizing or expensing software costs developed or obtained for internal use. During 2000 and 1999, the Company capitalized $11,372,000 and $6,724,000 in accordance with this SOP, respectively.

        In 1998, the Financial Accounting Standards Board (FASB) released SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement, effective for financial statements of public and nonpublic entities issued for fiscal years beginning after June 15, 1999, and deferred until June 15, 2000, by SFAS No. 137, Deferral of Effective Date of FASB Statement No. 133, establishes accounting and reporting standards for derivative instruments (including certain derivative instruments embedded in other contracts) and for hedging activities. SFAS No. 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at market value. The Company does not expect the adoption of this statement to have a material impact on its financial statements.

        S&P 500 call options, which are considered derivatives under SFAS No. 133, are already measured and recorded at market value.

NOTE 2: INVESTMENTS

INVESTMENT INCOME: The sources of investment income for the years ended December 31 are as follows (in thousands):


                                                     2000          1999          1998
                                                   --------      --------      --------
Bonds                                              $264,433      $270,191      $257,422
Common and preferred stocks                           4,399         5,737         8,123
Mortgage loans on real estate                         3,892         5,060         8,789
Investment real estate                               12,058         9,415         9,907
Policy loans                                         15,881        14,436        12,993
Surplus notes and certificate of contribution        27,533         7,259         2,279
   of the P&C Group
Short-term investments                                4,566         4,814         2,991
Other                                                 1,814         2,899         4,924
                                                   --------      --------      --------
Gross investment income                             334,576       319,811       307,428
Less investment expenses                             12,587        12,137        13,658
                                                   --------      --------      --------
Net investment income                              $321,989      $307,674      $293,770
                                                   ========      ========      ========

The Company's investment expenses included approximately $321,000, $737,000, and $1,143,000 in 2000, 1999, and 1998, respectively, that were paid to its parent company, FGI.

In June 1998, the Company's investment management was transferred to Zurich Scudder Investments, Inc. (ZSI), formerly known as Scudder Kemper Investments, Inc., an indirect subsidiary of Zurich. In 2000 and 1999, approximately $1,608,000 and $1,469,000, respectively, of the Company's investment expenses were paid to ZSI.

REALIZED GAINS (LOSSES): Realized investment gains (losses) for the years ended December 31 are as follows (in thousands):


                                     2000             1999             1998
                                 ----------       ----------       ----------
Bonds                            $   (9,597)      $   17,558       $  (15,126)
Redeemable preferred stocks           2,688              450               25
Common stocks                        32,783            4,589              117
Investment real estate               13,982            1,562            1,393
Other                                                                     118
                                 ----------       ----------       ----------
                                 $   39,856       $   24,159       $  (13,473)
                                 ==========       ==========       ==========

Properties acquired through foreclosure were $16,614,000 and $18,805,000 at December 31, 2000 and 1999, respectively. During 2000 and 1999, the Company recorded $470,000 and $386,000 in realized gains and $15,000 and $1,114,000 in realized losses on the sale of real estate acquired through foreclosure, respectively. During the year ended December 31, 2000, the Company eliminated the $3,263,000 allowance for real estate losses that was maintained as of December 31, 1999 and 1998, as a result of an evaluation of the exposure to loss.

UNREALIZED GAINS (LOSSES) ON EQUITY SECURITIES: Gross unrealized gains (losses) pertaining to nonredeemable preferred stocks and common stocks stated at fair value as of December 31 are as follows (in thousands):


                                                Gains             Losses           Net
                                              ----------       ----------       ----------
2000:
      Nonredeemable preferred stocks          $      439       $      (67)      $      372
      Common stocks                               10,539          (39,892)         (29,353)
                                              ----------       ----------       ----------

                                              $   10,978       $  (39,959)         (28,981)
                                              ==========       ==========
      Less deferred federal income taxes                                             10,143
                                                                                ----------
                                                                                $  (18,838)
                                                                                ==========
1999:
      Nonredeemable preferred stocks          $       97       $      (92)      $        5
      Common stocks                               11,350           (7,361)           3,989
                                              ----------       ----------       ----------

                                              $   11,447       $   (7,453)           3,994
                                              ==========       ==========
      Less deferred federal income taxes                                            (1,398)
                                                                                ----------
                                                                                $    2,596
                                                                                ==========

UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES: Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of fixed maturities as of December 31 are as follows (in thousands):

                                                                     Gross             Gross             Estimated
                                                 Amortized         unrealized        unrealized            fair
                                                   cost              gains             losses              value
                                                ------------      ------------       ------------       ------------
2000:
      Fixed maturities available-for-sale:
            U.S. Treasury securities and
                  obligations of U.S.
                  government corporations
                  and agencies                  $    210,305      $      3,087       $     (1,020)      $    212,372
            Obligations of states and
                  political subdivisions              34,335               785                 (2)            35,118
            Debt securities issued by
                  foreign governments                 53,382             1,515             (1,260)            53,637
      Corporate securities                         1,695,881            30,450            (38,465)         1,687,866
      Mortgage-backed securities                   1,683,244            32,699            (12,492)         1,703,451
                                                ------------      ------------       ------------       ------------
                                                   3,677,147            68,536            (53,239)         3,692,444
      Redeemable preferred stock                      29,649             1,577               (580)            30,646
                                                ------------      ------------       ------------       ------------
                                                $  3,706,796      $     70,113       $    (53,819)      $  3,723,090
                                                ============      ============       ============       ============
1999:
      Fixed maturities available-for-sale:
            U.S. Treasury securities and
                  obligations of U.S.
                  government corporations
                  and agencies                  $    350,845      $        553       $    (20,033)      $    331,365
            Obligations of states and
                  political subdivisions             314,988             3,105             (5,420)           312,673
            Debt securities issued by
                  foreign governments                 62,214             5,336             (1,045)            66,505
      Corporate securities                         1,223,504             6,957            (47,222)         1,183,239
      Mortgage-backed securities                   1,840,234             8,758            (58,519)         1,790,473
                                                ------------      ------------       ------------       ------------
                                                   3,791,785            24,709           (132,239)         3,684,255
      Redeemable preferred stock                      64,176             1,347               (668)            64,855
                                                ------------      ------------       ------------       ------------
                                                $  3,855,961      $     26,056       $   (132,907)      $  3,749,110
                                                ============      ============       ============       ============

        MATURITIES OF FIXED MATURITIES: The amortized cost and estimated fair value of fixed maturities classified as available-for-sale by contractual maturity at December 31, 2000, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties:

                                                              Amortized           Estimated
                                                                cost             fair value
                                                             ------------      ------------
Fixed maturities available-for-sale:
      Due in one year or less                                $    245,303      $    242,313
      Due after one year through five years                       598,685           595,488
      Due after five years through 10 years                       587,750           591,072
      Due after 10 years                                          562,165           560,120
                                                             ------------      ------------
                                                                1,993,903         1,988,993
Mortgage-backed securities                                      1,683,244         1,703,451
Preferred stock with characteristics of debt securities            29,649            30,646
                                                             ------------      ------------
                                                             $  3,706,796      $  3,723,090
                                                             ============      ============


        In determining estimated fair value, management obtains quotations from independent sources who make markets in similar securities, generally broker/dealers. Unless representative trades of securities actually occurred at December 31, 2000, these quotes are generally estimates of market value based on an evaluation of appropriate factors, such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issue, and other market data.

        SALE AND IMPAIRMENT OF DEBT SECURITIES: The gross gains, gross losses, proceeds from sales, and write-downs of debt securities for the years ended December 31 are as follows (in thousands):


                           Gross         Gross                         Write-
                           gains         losses        Proceeds        downs
                          --------      --------       --------      --------
2000                      $ 17,644      $(24,554)      $732,155      $(22,429)
1999                        35,321       (17,313)       910,601
1998                        11,742          (468)       458,247       (26,356)

NOTE 3: FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts. The carrying value and estimated fair value of assets and liabilities as of December 31 are as follows (in thousands):


                                                                                   Estimated
                                                                    Carrying         fair
                                                                     value           value
                                                                   ----------      ----------
2000:
      Assets:
            Cash and cash equivalents                              $   64,484      $   64,484
            Fixed maturities available-for-sale                     3,723,090       3,723,090
            Non-redeemable preferred stock available-for-sale          11,500          11,500
            Common stock available-for-sale                           212,428         212,428
            Mortgage loans                                             36,984          41,815
            Surplus notes and certificates of contribution
               of the P&C Group                                       502,500         502,500
            Policy loans                                              218,162         226,304
            Joint ventures                                              9,930          12,676
            S&P call options                                           26,271          26,271
            Separate accounts                                           8,423           8,423

      Liabilities:
            Future policy benefits - Deferred annuities             1,510,908       1,467,806
            Separate accounts                                           8,423           8,423

1999:
      Assets:
            Cash and cash equivalents                              $   93,035      $   93,035
            Fixed maturities available-for-sale                     3,749,110       3,749,110
            Non-redeemable preferred stock available-for-sale           1,158           1,158
            Common stock available-for-sale                           127,556         127,556
            Mortgage loans                                             35,834          43,818
            Surplus notes of the P&C Group                            119,000         119,000
            Policy loans                                              201,687         199,166
            Joint ventures                                              6,662           5,137
            S&P call options                                           32,718          32,718

      Liabilities:
            Future policy benefits - Deferred annuities             1,531,412       1,481,098


The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2000 and 1999:

        CASH AND CASH EQUIVALENTS: The carrying amounts of these items are reasonable estimates of their fair value.

        FIXED MATURITIES, REDEEMABLE AND NONREDEEMABLE PREFERRED STOCK, AND COMMON STOCK: The estimated fair values of bonds, redeemable and nonredeemable preferred stock, and common stock are based upon quoted market prices, dealer quotes, and prices obtained from independent pricing services.

        MORTGAGE LOANS: The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality, and average maturity of the composite portfolio.

        POLICY LOANS: The estimated fair value of policy loans is determined by discounting future cash flows using the current rates at which similar loans would be made.

        SURPLUS NOTES AND CERTIFICATES OF CONTRIBUTION OF THE P&C GROUP: The carrying amounts of these items are a reasonable estimate of their fair market value.

        JOINT VENTURES: The estimated fair value of the joint ventures is based on quoted market prices, current appraisals, and independent pricing services.

        S&P 500 CALL OPTIONS: S&P 500 call options are purchased as hedges against the interest liabilities generated on the equity-indexed annuity products. These call options are carried at an estimated fair value based on stock price, strike price, time to expiration, interest rates, dividends, and volatility using the methodology of the Black-Scholes option pricing formula.

        FUTURE POLICY BENEFITS -- DEFERRED ANNUITIES: The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

        SEPARATE ACCOUNTS: Amounts are carried at market value for financial statement purposes.

NOTE 4: SURPLUS NOTES AND CERTIFICATES OF CONTRIBUTION OF THE P&C GROUP

The Company owns multiple surplus notes issued by the P&C Group. During the year 2000, the Company purchased $296,000,000 of certificates of contribution of the P&C Group which bear interest at 7.85% annually and are payable in full no later than March 2010.

The Company recognized interest income of $17,526,000 on this note in 2000.

Another note, in the amount of $87,500,000, was purchased in August 2000. This surplus note bears interest at 8.50% annually and is payable in full no later than March 2005.

The Company recognized interest income of $2,748,000 on this note in 2000.

Another note, in the amount of $119,000,000, was purchased in September 1998. This surplus note bears interest at 6.10% annually and is payable in full no later than October 2001.

The Company recognized interest income of $7,259,000, $7,259,000 and $2,279,000 on this note in 2000, 1999, and 1998, respectively.

Conditions governing repayment of the amounts are outlined in the certificates of contribution and the surplus notes. Generally, repayment may be made only when the surplus balance of the issuer reaches a specified level, and then only after approval is granted by the issuer's governing Board and the appropriate state insurance regulatory department.

NOTE 5: VALUE OF BUSINESS ACQUIRED

The changes in the VOBA were as follows (in thousands) as of December 31:

                                                               2000             1999             1998
                                                           ----------       ----------       ----------
Balance, beginning of year                                 $  328,718       $  334,442       $  359,146
Amortization related to operations                            (51,648)         (50,392)         (53,598)
Interest accrued                                               28,799           30,998           29,701
Amortization related to net unrealized gains (losses)          (5,728)          13,670             (807)
                                                           ----------       ----------       ----------
Balance, end of year                                       $  300,141       $  328,718       $  334,442
                                                           ==========       ==========       ==========

Based on current conditions and assumptions as to future events, the Company expects to amortize the December 31, 2000, balance as follows: approximately 7.0% in 2001 and 2002, 8.0% in 2003, 2004, and 2005. The discount rate used to determine the amortization rate of the VOBA ranged from 12.5% to 7.5%.

NOTE 6: SECURITY LENDING ARRANGEMENT

The Company has entered into a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with cash collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of other securities subject to the loan.

The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The collateral is invested in highly liquid, fixed income assets with a maturity of less than one year. Income earned from the security lending arrangement is shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company was $626,000, $798,000, and $899,000 in 2000, 1999, and 1998, respectively. As of December 31, 2000 and 1999, the Company recorded $335,968,000 and $262,425,000, respectively, of collateral in other assets and in accrued expenses and other liabilities.

NOTE 7: INCOME TAXES

The Company files a consolidated federal income tax return with Farmers Group, Inc. and its subsidiaries.

The Company uses the asset and liability method of accounting for income taxes under SFAS No. 109, Accounting for Income Taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled. A valuation allowance for deferred tax assets is recognized to the extent that utilization is not likely.

The components of the provision for income taxes are as follows (in thousands):

                                    2000             1999             1998
                                ----------       ----------       ----------
Current:
      Federal                   $  104,187       $   83,823       $   69,601
      State                          1,107            1,603            1,089
                                ----------       ----------       ----------
            Total current          105,294           85,426           70,690

Deferred:
      Federal                      (14,253)           1,127              496
      State                           (650)            (574)
                                ----------       ----------       ----------
            Total deferred         (14,903)             553              496
                                ----------       ----------       ----------
Total                           $   90,391       $   85,979       $   71,186
                                ==========       ==========       ==========

The table below reconciles the provision for income taxes computed at the U.S. statutory income tax rate of 35% to the Company's provision for income taxes (in thousands):

                                      2000             1999             1998
                                  ----------       ----------       ----------
Expected tax expense              $   91,002       $   85,464       $   70,626
Tax-exempt investment income          (1,070)          (1,410)          (1,705)
State taxes                              457            1,029            1,089
Other, net                                 2              896            1,176
                                  ----------       ----------       ----------
Reported income tax expense       $   90,391       $   85,979       $   71,186
                                  ==========       ==========       ==========

The tax effects of temporary differences that give rise to significant portions of the net deferred tax liabilities as of December 31 are presented in the following table (in thousands):

                                                2000               1999
                                            ------------       ------------
Deferred policy acquisition costs           $    234,762       $    245,850
Future policy benefits                           (89,459)          (115,336)
Investments                                      (33,601)           (15,447)
Valuation of investments in securities            (6,723)           (24,965)
Depreciable assets                                 4,334              4,620
Other                                             (8,256)              (752)
                                            ------------       ------------
Net deferred tax liabilities                $    101,057       $     93,970
                                            ============       ============

There was no valuation allowance recognized for deferred tax assets in 2000 or 1999.

NOTE 8: CONTINGENCIES

The Company is subject to lawsuits arising from its normal business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct which should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company's financial position or results of operations.

NOTE 9: REGULATORY MATTERS

The Company, domiciled in Washington State, prepares its statutory financial statements in accordance with accounting practices prescribed by the Office of the Insurance Commissioner of the State of Washington (OIC). Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules.

Statutory stockholder's equity was $1,090,597,000 and $989,615,000 as of December 31, 2000 and 1999, respectively. Statutory net income for the years ended December 31, 2000, 1999, and 1998, was $134,756,000, $114,909,000, and
$98,796,000, respectively.

Statutory unassigned surplus of $1,080,798,000 and $979,816,000 included in retained earnings at December 31, 2000 and 1999, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2000 and 1999 is designated as stockholder's surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

The maximum amount of dividends that can be paid to stockholders by state of Washington insurance companies without prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus. The maximum dividend payout which could be made without prior approval is $135,563,000 in 2001.

Dividends are determined by the Board of Directors.

As of December 31, 2000 and 1999, the Company's risk-based capital exceeded the amount required by the OIC. The NAIC has developed the codification of statutory accounting practices (the Codification), which was effective on January 1, 2001. The State of Washington has adopted the Codification; however, there are conflicts between state law and the Codification. For example, the Codification admits deferred tax assets, whereas it appears that Washington will nonadmit these assets. In such instances, state law overrules the Codification. Management does not believe that the Codification would have a material effect on statutory surplus had it been adopted in the state of Washington as of December 31, 2000.

NOTE 10: REINSURANCE

The Company has ceded business under both yearly renewable-term contracts and coinsurance contracts. The policy benefit liabilities and unpaid claim amounts attributable to such business are stated as other receivables on the balance sheets. The carrying value of reinsurance receivables included in other receivables totaled approximately $15,173,000 and $10,846,000 at December 31, 2000 and 1999, respectively. The Company utilizes several reinsurers to minimize concentration of credit risk.

The Company has established retention limits for automatic reinsurance ceded. The maximum retention on new issues is $2,000,000 per life for the Farmers Flexible Universal Life policy and $1,500,000 per life for all traditional policies except Farmers Yearly Renewable Term. The maximum retention on new issues is $800,000 per life for Farmers Yearly Renewable Term. The excess risk is reinsured with an outside reinsurer. Increases in policy benefit liabilities and claims expense are stated net of increases in future policy benefit liabilities and claims expenses applicable to reinsurance ceded. Death and other benefits expense is reduced by $6,602,000, $3,052,000, and $4,074,000 in 2000,
1999, and 1998, respectively, of reinsurance recoveries. The Company is contingently liable with respect to reinsurance ceded in the event that a reinsurer is unable to meet its obligations under existing reinsurance agreements.

Effective January 2000, the Company entered into a new co-insurance agreement with a reinsurer. The Company agreed to cede a significant portion of the risk of the Farmers Level Term 2000 policies. The coninsurance agreement cedes 90% of premium and risk.

The effect of reinsurance on premiums and amounts earned for the years ended December 31 is as follows (in thousands):

                              2000               1999               1998
                         ------------       ------------       ------------
Direct premiums          $    252,213       $    214,557       $    168,159
Reinsurance assumed             9,833              9,065              8,798
Reinsurance ceded             (33,527)           (13,939)            (3,728)
                         ------------       ------------       ------------
Net premiums earned      $    228,519       $    209,683       $    173,229
                         ============       ============       ============

Premiums assumed from unaffiliated companies approximated $9,833,000, $9,065,000, and $8,798,000 in 2000, 1999, and 1998, respectively, which represent 4.3%, 4.3%, and 5.1%, of the net premiums earned in 2000, 1999, and 1998, respectively. Claims paid to unaffiliated companies on assumed reinsurance were approximately $9,131,000, $8,134,000, and $7,998,000 in 2000, 1999, and
1998, respectively.

NOTE 11: EMPLOYEES' RETIREMENT PLANS

The Company participates in FGI's two noncontributory defined benefit pension plans (the Regular Plan and the Restoration Plan). The Regular Plan covers substantially all employees of FGI, its subsidiaries, and the P&C Group who have reached age 21 and have rendered one year of service. Benefits are based on years of service and the employee's compensation during the last five years of employment. The Restoration Plan provides supplemental retirement benefits for certain key employees of FGI, its subsidiaries, and the P&C Group.

FGI's policy is to fund the amount determined under the aggregate cost method, provided it does not exceed funding limitations. There has been no change in funding policy from prior years, and in 2000, a contribution of $18,689,000 was made to the Regular Plan.

Assets of the Regular Plan are held by an independent trustee. Assets held are primarily in fixed maturity and equity investments. The principal liability is for annuity benefit payments of current and future retirees. Assets of the Restoration Plan are considered corporate assets of FGI and are held in a grantor trust.

Information regarding the Regular Plan's and the Restoration Plan's funded status is not developed separately for FGI, its subsidiaries, including the Company, and the P&C Group. The funded status of both plans as of December 1 (the latest date for which information is available) is as follows (in thousands):


                                                                   2000               1999
                                                              ------------       ------------
Change in benefit obligation:
      Net benefit obligation at beginning of the year         $    803,894       $    853,174
      Service cost                                                  27,262             29,395
      Interest cost                                                 65,023             58,469
      Plan amendments                                                                   7,903
      Actuarial losses (gains)                                      51,563           (111,100)
      Benefits paid                                                (43,185)           (33,948)
                                                              ------------       ------------
                                                              $    904,557       $    803,893
                                                              ============       ============
Change in plan assets:
      Fair value of plan assets at beginning of the year      $  1,015,928       $    924,301
      Actual return on plan assets                                  21,594            124,380
      Employer contributions                                        18,689
      Benefits paid                                                (41,912)           (32,753)
                                                              ------------       ------------
Fair value of plan assets at end of the year                  $  1,014,299       $  1,015,928
                                                              ============       ============
Funded status at end of the year                              $    109,743       $    212,034
Unrecognized net actuarial gain                                   (147,236)          (287,586)
Unrecognized prior service cost                                     31,854             35,859
Unrecognized net transition asset                                  (16,834)           (21,510)
                                                              ------------       ------------
Net amount recognized at end of the year                      $    (22,473)      $    (61,203)
                                                              ============       ============

Upon B.A.T's purchase of FGI and its subsidiaries in 1988, FGI allocated part of the purchase price to its portion of the Regular Plan assets in excess of the projected benefit obligation at the date of acquisition. The asset is being amortized for the difference between FGI's net pension cost and amounts contributed to the plan. The unamortized balance as of December 31, 2000 and 1999, was $13,258,000 and $16,940,000, respectively.

Components of net periodic pension expense for FGI and its subsidiaries are as follows (in thousands):

                                               2000               1999               1998
                                           ------------       ------------       ------------
Service costs                              $     14,064       $     15,126       $     13,240
Interest costs                                   38,035             34,525             27,810
Return on plan assets                           (53,947)           (49,000)           (35,817)
Amortization of:
      Transition obligation                         987                955              1,365
      Prior service cost                          2,597              2,207              1,986
      Actuarial gain                             (9,561)            (2,445)            (2,447)
                                           ------------       ------------       ------------
Net periodic pension expense (credit)      $     (7,825)      $      1,368       $      6,137
                                           ============       ============       ============


The Company's share of pension expense (credit) was $(1,188,000), $192,000, and $452,000 in 2000, 1999, and 1998, respectively.

FGI uses the projected unit credit cost actuarial method for attribution of expense for financial reporting purposes. The interest cost and the actuarial present value of benefit obligations were computed using a weighted average interest rate of 7.75%, 8.00%, and 6.75% in 2000, 1999, and 1998, respectively; while the expected return on plan assets was computed using a weighted average interest rate of 9.50%, 9.25%, and 9.25% in 2000, 1999, and 1998, respectively. The weighted average rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation was 4.70%, 5.00%, and 4.50% in 2000, 1999, and 1998, respectively.

FGI and its subsidiaries' postretirement benefits plan is a contributory defined benefit plan for employees who were retired or who were eligible for early retirement on January 1, 1995, and is a contributory defined dollar plan for all other employees retiring after January 1, 1995. Health benefits are provided for all employees who participated in the Company's group medical benefits plan for 10 years prior to retirement at age 55 or later. A life insurance benefit of $5,000 is provided at no cost to retirees who maintained group life insurance coverage for 10 years prior to retirement at age 55 or later.

There are no assets separated and allocated to this plan.

The funded status of the entire plan, which includes FGI, its subsidiaries, and the P&C Group, at December 1 (the latest date for which information is available) was as follows (in thousands):

                                                               2000               1999
                                                           ------------       ------------
Change in benefit obligation:
      Net benefit obligation at beginning of the year      $     79,501       $     80,367
      Service cost                                                1,427              1,537
      Interest cost                                               6,280              5,374
      Plan participations' contributions                          1,729              1,575
      Actuarial loss (gain)                                      34,131             (5,892)
      Benefits paid                                              (5,173)            (3,460)
                                                           ------------       ------------
Fair value of plan assets at end of the year               $    117,895       $     79,501
                                                           ============       ============

Funded status at end of the year                           $   (117,895)      $    (79,501)
Unrecognized net actuarial gain                                  20,659            (14,070)
Unrecognized net transition obligation                           15,732             17,044
                                                           ------------       ------------
Accrued postretirement benefit cost                        $    (81,504)      $    (76,527)
                                                           ============       ============

FGI and its subsidiaries' share of the accrued postretirement benefit cost was approximately $57,758,000 and $55,578,000 in 2000 and 1999, respectively. The unrecognized net transition obligation of $15,732,000 and $17,044,000 in 2000 and 1999, respectively, represents the remaining transition obligation of the P&C Group.

Components of postretirement benefits expense for FGI and its subsidiaries are as follows (in thousands):


                                        2000             1999             1998
                                    ----------       ----------       ----------
Service costs                       $      736       $      696       $      636
Interest costs                           3,786            3,263            2,527
Amortization of actuarial gain            (361)              (9)            (435)
                                    ----------       ----------       ----------
Net periodic expense                $    4,161       $    3,950       $    2,728
                                    ==========       ==========       ==========


The Company's share of this amount was approximately $245,000, $229,000, and $205,000 in 2000, 1999, and 1998, respectively.

The weighted average interest rate used in the above benefit computations was 7.75%, 8.00%, and 6.75% in 2000, 1999, and 1998, respectively. Beginning in
1998, the initial medical inflation rate was 6.50% to be graded over a one-year period to 6.00% and level thereafter, and contribution levels from retirees were the same as applicable medical cost increases where defined benefits exist. The weighted average rate of increase in future compensation levels used in determining the actuarial present value of the accumulated benefit obligation was 4.70%, 5.00%, and 4.50% in 2000, 1999, and 1998, respectively.

A 1% increase or decrease in the medical inflation rate assumption would have resulted in the following (in thousands):

                                                                             1%                 1%
                                                                          increase           decrease
                                                                         ------------      ------------
Effect on 2000 service and interest components of net periodic cost      $        161      $       (147)
Effect on accumulated postretirement benefit obligation
      at December 31, 2000                                                      2,279            (2,219)

NOTE 12: EMPLOYEES' PROFIT SHARING PLANS

FGI and its subsidiaries have two profit sharing plans providing for cash payments to all eligible employees. The two plans, Cash Profit Sharing Plan (consisting of Cash and Quest for Gold Program in 2000 and 1999) and Deferred Profit Sharing Plan, provide for a maximum aggregate expense of 16.25% of FGI and its subsidiaries' consolidated annual pretax earnings, as adjusted. The Deferred Profit Sharing Plan, limited to 10% of pretax earnings, as adjusted, or 15% of the salary or wage paid or accrued to the eligible employee, provides for an annual contribution by FGI and its subsidiaries to a trust for eventual payment to employees as provided in the plan. The Cash Profit Sharing Plan and Quest for Gold Program provide for annual cash distributions to eligible employees. The Cash Profit Sharing Plan is limited to 5% of pretax earnings, as adjusted, or 5% of eligible employees' salaries or wages paid or accrued. The Quest for Gold Program is limited to 1.25% of pretax earnings, as adjusted, or 6% of eligible employees' salaries or wages paid or accrued.

The Company's share of expense under these plans was $4,194,000, $4,120,000, and $4,069,000 in 2000, 1999, and 1998, respectively.

NOTE 13: EQUITY-INDEXED ANNUITIES

During 1997, the Company began selling an equity-indexed annuity product. At the end of its seven-year term, this product credits interest to the annuity participant at a rate based on a specified portion of the change in the value of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), subject to a guaranteed annual minimum return. In order to hedge the interest liability generated on the annuities as the index rises, the Company purchases call options on the S&P 500 Index. The Company considers such call options to be held as a hedge. As of December 31, 2000 and 1999, the Company had call options with contract values of $94,535,000 and $65,229,000, respectively, and carrying values of $26,271,000 and $32,718,000, respectively.

Hedge accounting is used to account for the call options as the Company believes that the options reduce the risk associated with increases in the account value of the annuities that result from increases in the S&P 500 Index. The call options effectively hedge the annuity contracts since they are both purchased and sold with identical parameters. Periodically, the value of the assets (S&P 500 call options) are matched to the potential liability (annuity contracts) to ensure the hedge has remained effective. The annuities were written based on a seven-year investment term, absent early termination by participants. Therefore, the anticipated hedge transaction (i.e., payment of interest to the policyholder at the end of the investment term and maturity of the call option) for each annuity is generally expected to occur in seven years or less. For the years ended December 31, 2000 and 1999, the amount of unrealized hedging gains (losses) was $(3,425,000) and $13,197,000, respectively.

The call options are carried at estimated fair value. Unrealized gains and losses resulting from changes in the estimated fair value of the call options are recorded as an adjustment to the interest liability credited to policyholders. In addition, realized gains and losses from maturity or termination of the call options are offset against the interest credited to policyholders during the period incurred. Premiums paid on call options are amortized to net investment income over the term of the contracts. There were no early terminations by annuity participants that led to maturities or sales of the S&P 500 call options during 2000 or 1999.

The cash requirement of the call options consists of the initial premium paid to purchase the call options. Should a liability exist to the annuity participant at maturity of the annuity policy, the termination or maturity of the option contracts will generate positive cash flow to the Company. The appropriate amount of cash will then be remitted to the annuity participant based on the respective participation rate. The call options are generally expected to be held for a seven-year term, but can be terminated at any time.

There are certain risks associated with the call options, primarily with respect to significant movements in the United States stock market and counterparty nonperformance. The Company believes that the counterparties to its call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal.

NOTE 14: PARTICIPATING POLICIES

Participating business, which consists of group business, comprised approximately 7.7% of total insurance in-force as of December 31, 2000 and 8.6% of the total insurance-in-force as of December 31, 1999. In addition, participating business represented 2.0%, of Farmers Life's premium income for years ended December 31, 2000 and 1999 and 2.1% for year-end December 31, 1998.

The amount of dividends paid on participating business is determined by the Farmers Life Board of Directors and is paid annually on the policyholder's anniversary date. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales.

NOTE 15: OPERATING SEGMENTS

The Company concentrates its activities in the individual life insurance and annuity markets. These activities are managed separately as each offers a unique set of product services. As a result, the Company comprises the following two reportable operating segments as defined in SFAS No. 131, Disclosures About Segments of an Enterprise and Related Information: the life insurance segment and the annuity segment.

The life insurance segment provides individual life insurance products, including universal life, variable universal life, term life, and whole life. The annuity segment provides flexible and single premium deferred annuities, single premium immediate annuities, variable annuities, and equity-indexed annuity products.

The basis of accounting used by the Company's management in evaluating segment performance and determining how resources should be allocated is referred to as the Company's GAAP historical basis, which excludes the effects of the purchase accounting (PGAAP) adjustments related to the acquisition of FGI and the Company by B.A.T in December 1988 (Note 1).

The Company accounts for intersegment transactions as if they were to third parties and, as such, records the transactions at current market prices. There were no intersegment revenues among the Company's two reportable operating segments for the years 2000, 1999, and 1998.

The Company operates throughout the U.S. and does not earn revenues or hold assets in any foreign countries.

Information regarding the Company's reportable operating segments follows (in thousands):

                                                           Year ended December 31, 2000
                                ---------------------------------------------------------------------------------
                                         GAAP historical basis                        PGAAP adjustments                     Total
                                --------------------------------------      -------------------------------------           PGAAP
                                 Life        Annuities         Total          Life        Annuities       Total             basis
                                -------      ---------      ----------      --------      ---------      --------         -------
Revenues                       $689,749      $116,218      $805,967(a)       $  (600)      $  (318)      $  (918)        $805,049
Investment income               218,982       115,858       334,840             (172)          (92)         (264)         334,576
Investment expenses              (7,804)       (4,129)      (11,933)            (428)         (226)         (654)         (12,587)
Net realized gains               39,856                      39,856                                                        39,856
Income before provision
      for taxes                 243,804        24,979       268,783           (7,966)         (811)       (8,777)         260,006
Provision for income taxes       85,366         8,746        94,112           (3,377)         (344)       (3,721)          90,391
Assets                        4,043,308     2,000,500     6,043,808           93,998        46,507       140,505(b)     6,184,313
Capital expenditures              7,174                       7,174                                                         7,174
Depreciation and
      amortization               95,861         8,553       104,414(c)         5,155           448         5,603(d)       110,017

(a) Revenues for the operating segments include net investment income and net realized gains (losses).

(b) Amount includes PGAAP adjustments related to the DAC ($169,100,000 decrease) and VOBA ($300,100,000 increase) assets.

(c) Amount includes the historical basis amortization associated with the DAC asset.

(d) Amount includes PGAAP adjustments associated with the VOBA asset and reversal of amortization associated with the pre-1998 DAC assets.


                                                           Year ended December 31, 2000
                                ---------------------------------------------------------------------------------
                                         GAAP historical basis                        PGAAP adjustments                     Total
                                --------------------------------------      -------------------------------------           PGAAP
                                 Life        Annuities         Total          Life        Annuities       Total             basis
                                -------      ---------      ----------      --------      ---------      --------         -------
Revenues                       $635,419      $118,044     $ 753,463(a)       $  (921)      $  (351)      $(1,272)        $752,191
Investment income               202,258       118,502       320,760             (598)         (351)         (949)         319,811
Investment expenses              (7,653)       (4,484)      (12,137)                                                      (12,137)
Net realized gains               24,482                      24,482             (323)                       (323)          24,159
Income before provision
      for taxes                 246,963        26,326       273,289          (26,301)       (2,804)      (29,105)         244,184
Provision for income taxes       87,421         9,319        96,740           (9,724)       (1,037)      (10,761)          85,979
Assets                        3,646,654     1,870,221     5,516,875           98,675        50,607       149,282 (b)    5,666,157
Capital expenditures              2,508                       2,508                                                         2,508
Depreciation and
      amortization               69,727         7,924        77,651(c)        24,727         2,809        27,536(d)       105,187

(a) Revenues for the operating segments include net investment income and net realized gains (losses).

(b) Amount includes PGAAP adjustments related to the DAC ($190,100,000 decrease) and VOBA ($328,700,000 increase) assets.

(c) Amount includes the historical basis amortization associated with the DAC asset.

(d) Amount includes PGAAP adjustments totalling $21,300,000 related to the amortization of the DAC and VOBA assets.


                                                           Year ended December 31, 2000
                                ---------------------------------------------------------------------------------
                                         GAAP historical basis                        PGAAP adjustments                     Total
                                --------------------------------------      -------------------------------------           PGAAP
                                 Life        Annuities         Total          Life        Annuities       Total             basis
                                -------      ---------      ----------      --------      ---------      --------         -------
Revenues                       $544,390      $116,029      $660,419(a)       $   171       $    36       $   207         $660,626
Investment income               190,197       117,024       307,221              128            79           207          307,428
Investment expenses              (8,457)       (5,201)      (13,658)                                                      (13,658)
Net realized losses             (13,473)                    (13,473)                                                      (13,473)
Income before provision
      for taxes                 173,576        26,033       199,609            1,895           284         2,179          201,788
Provision for income taxes       61,803         9,269        71,072               99            15           114           71,186
Assets                        3,593,311     1,844,266     5,437,577          118,310        60,454       178,764(b)     5,616,341
Capital expenditures                572                         572                                                           572
Depreciation and
      amortization               88,146         8,572        96,718(c)        (1,129)         (151)       (1,280)(d)       95,438

(a) Revenues for the insurance operating segments include net investment income and net realized gains (losses).

(b) Amount includes PGAAP adjustments related to the DAC ($168,300,000 decrease) and VOBA ($334,400,000 increase) assets.

(c) Amount includes the historical basis amortization associated with the DAC asset.

(d) Amount includes PGAAP adjustments related to the amortization of the DAC ($26,200,000 decrease) and VOBA ($23,900,000 increase) assets.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

               Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                   STATEMENT WITH RESPECT TO INDEMNIFICATION

               Under its By-laws, Farmers, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-laws of Farmers New World Life Insurance Company (as amended October 24,
1995)

              INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES

SECTION 47. (a) RIGHT OF INDEMNITY. Each person who acts as a Director, officer or employee of the corporation shall be indemnified by the corporation for all sums which he becomes obligated to pay, (including counsel fees, expenses and court costs actually and necessarily incurred by him) in connection with any action, suit or proceeding in which he is made a party by reason of his being, or having been a Director, officer, or employee of the corporation, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his duties as such Director, officer or employee, and except any sum paid to the corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his duties.

        (b) SCOPE OF INDEMNITY. The right of indemnification in this article provided shall inure to each Director, officer and employee of the corporation, whether or not he is such Director, officer or employee at the time he shall become obligated to pay such sums, and whether or not the claim asserted against him is based on matters which antedate the adoption of this article; and in the event of his death shall extend to his legal representatives. Each person who shall act as a Director, officer or employee of the corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any by-law, agreement, vote of stockholders, or otherwise.

        (c) DETERMINATION OF CLAIMS FOR INDEMNITY. The Board of Directors of the corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board which is unaffected by self-interest and willing to act is not obtainable, the Board in its discretion may appoint from among the stockholders who are not Directors or officers or employees of the corporation, a committee of two or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

                              RULE 484 UNDERTAKING

               Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                 REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A)

               Farmers New World Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

        The facing sheet.
        The prospectus consisting of __ pages.
        Undertaking to file reports.
        Statement with respect to indemnification.
        Rule 484 undertaking.
        Representation pursuant to Section 26(e)(2)(A).
        The signatures.

        Written consents of the following persons: Joel Kuni, M. Douglas Close, Deloitte & Touche LLP, and Sutherland Asbill & Brennan LLP

        The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:


        1.
               A.
               (1)           Resolution of the Board of Directors of Farmers New
                             World Life Insurance Company establishing Farmers
                             Variable Life Separate Account A.(1)
               (2)           Not Applicable.
               (3)    (a)    Form of Distribution Agreement.(2)
                      (b)    Form of Investors Brokerage Services, Inc.
                             Registered Representative Agreement.(2)
                      (c)    Distribution Agreement between Farmers New World
                             Life Insurance Company and Farmers Financial
                             Solutions LLC.(6)
                      (d)    Registered Representative Agreement Farmers
                             Financial Solutions LLC.(6)
                      (e)    Commission Rate Schedule.(7)
               (4)           Not applicable.
               (5)    (a)    Revised Specimen Flexible Premium Variable Life
                             Insurance Policy.(3)
                      (b)    Revised Monthly Disability Benefit Rider.(3)
                      (c)    Revised Waiver of Deduction Benefit Rider.(3)
                      (d)    Revised Accidental Death Benefit Rider.(3)
                      (e)    Revised Additional Insured Term Insurance Rider.(3)
                      (f)    Revised Children's Term Insurance Rider.(3)
                      (g)    Automatic Increase Benefit Rider.(3)
                      (h)    Accelerated Benefit Rider.(3)
               (6)    (a)    Articles of Incorporation of Farmers New World Life
                             Insurance Company.(1)
                      (b)    By-laws of Farmers New World Life Insurance
                             Company.(1)
               (7)           Not applicable.

 (8)    (a)     Participation Agreement among Kemper Variable Series, Scudder
                Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers
                New World Life Insurance Company.(4)
        (b)     Participation Agreement between Scudder Variable Life
                Investment Fund and Farmers New World Life Insurance Company.(4)
        (c)     Participation Agreement (Institutional Shares) among Janus Aspen
                Series, Janus Capital Corporation and Farmers New World Life
                Insurance Company.(4)
        (d)     Participation Agreement among Farmers New World Life Insurance
                Company, PIMCO Variable Insurance Trust and PIMCO Funds
                Distributors LLC.(4)
        (e)     Participation Agreement among Franklin Templeton Variable
                Insurance Products Trust, Franklin Templeton Distributors, Inc.
                and Farmers New World Life Insurance Company.(2)
        (f)     Consulting Services Agreement between McCamish Systems, L.L.C.
                and Farmers New World Life Insurance Company.(2)
        (g)     Form of Master Administration Agreement between McCamish
                Systems, L.L.C. and Farmers New World Life Insurance Company.(2)
        (h)     Amendment No. 1 to Participation Agreement among Franklin
                Templeton Variable Insurance Products Trust, Franklin Templeton
                Distributors, Inc. and Farmers New World Life Insurance
                Company.(6)
        (i)     Amendment No. 2 to Participation Agreement among Franklin
                Templeton Variable Insurance Products Trust, Franklin Templeton
                Distributors, Inc. and Farmers New World Life Insurance
                Company.(6)
        (j)     Amendment No. 1 to Participation Agreement among Farmers New
                World Life Insurance Company, PIMCO Variable Insurance Trust and
                PIMCO Funds Distributors LLC.(6)
        (k)     Amendment No. 1 to Participation Agreement between Scudder
                Variable Life Investment Fund and Farmers New World Life
                Insurance Company.(6)
        (l)     Participation Agreement among Calvert Variable Series, Inc.,
                Calvert Distributors, Inc. and Farmers New World Life Insurance
                Company.(6)
        (m)     Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc. and
                Farmers New World Life Insurance Company.(6)
        (n)     Participation Agreement among Goldman Sachs Variable Insurance
                Trust, Goldman, Sachs & Co. and Farmers New World Life Insurance
                Company.(6)
        (o)     Participation Agreement (Service Shares) among Janus Aspen
                Series, Janus Capital Corporation and Farmers New World Life
                Insurance Company.(6)
        (p)     Participation Agreement among Variable Insurance Products

                             Funds, Fidelity Distributors Corporation and
                             Farmers New World Life Insurance Company.(6)
                      (q)    Participation Agreement among WM Variable Trust, WM
                             Funds Distributor, Inc. and Farmers New World Life
                             Insurance Company.(6)
               (9)           Not applicable.
               (10)   (a)    Form of Application for Flexible Premium Life
                             Insurance.(3)
                      (b)    Form of Variable Policy Application Supplement.(4)
                      (c)    Revised Variable Policy Application Supplement.(6)
               (11)   (a)    Description of issuance, transfer and redemption
                             procedures.(3)
                      (b)    Revised description of issuance, transfer and
                             redemption procedures.(5)
                      (c)    Revised description of issuance, transfer and
                             redemption procedures.(7)

               B.            Not applicable.

               C.            Not applicable.

        2. Opinion and consent of M. Douglas Close, Esq. as to the legality of the securities being registered.(7)

        3.     Not applicable.

        4.     Not applicable.

        5.     Not applicable.

        6. Opinion and consent of Joel Kuni, as to actuarial matters pertaining to the securities being registered.(7)

        7.     (a)    Consent of Deloitte & Touche LLP.(7)
               (b)    Consent of Sutherland Asbill & Brennan LLP.(7)

        8.     Powers of Attorney.(1)(7)

--------------


(1) Incorporated herein by reference to the initial registration statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC via EDGARLINK on July 29, 1999 (File No. 333-84023).

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC via EDGARLINK on November 15, 1999 (File No. 333-85183).

(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC via EDGARLINK on December 2, 1999 (File No. 333-84023).

(4) Incorporated herein by reference to Post-Effective Amendment No. 1 to the registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC via EDGARLINK on April 21, 2000 (File No. 333-85183).


(5) Incorporated herein by reference to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC via EDGARLINK on April 21, 2000 (File No. 333-84023).

(6) Incorporated herein by reference to Post-Effective Amendment No. 2 to the registration statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC via EDGARLINK on April 27, 2001 (File No. 333-85183).

(7)     Filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Farmers Variable Life Separate Account A, certifies that it meets the requirements of Securities Act Rule 485 (b) for effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Mercer Island, the State of Washington, on this 26 day of April, 2001.


                                       FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
(SEAL)                                 (Registrant)


                                       By: FARMERS NEW WORLD LIFE INSURANCE
                                           COMPANY
                                           (Depositor)

Attest:  /s/ James I. Randolph                  By:  /s/ C. Paul Patsis
       --------------------------                  ----------------------------
       James I. Randolph                           C. Paul Patsis
       Vice President, Assistant Secretary         President
       and Director                                Farmers New World Life
       Farmers New World Life                       Insurance Company
       Insurance Company




                                        FARMERS NEW WORLD LIFE INSURANCE COMPANY


(SEAL)

Attest:  /s/ James I. Randolph                   By:  /s/ C. Paul Patsis
        ------------------------------              ---------------------------
        James I. Randolph                           C. Paul Patsis
        Vice President, Assistant Secretary         President
        and Director                                Farmers New World Life
        Farmers New World Life                      Insurance Company
        Insurance Company

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to its registration statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.




Signature                                   Title                                    Date
---------                                   -----                                    ----
                                    President and Director                      April 26, 2001
--------------------------------    (Principal Executive Officer)
C. Paul Patsis */

                                    Assistant Vice President and                April 26, 2001
--------------------------------    Treasurer (Principal Accounting
David A. Demmon*/                   Officer and Principal Financial
                                    Officer)


                                    Vice President, Actuary and                 April 26, 2001
--------------------------------    Director
Kathryn M. Callahan*/

                                    Vice President and Director                 April 26, 2001
--------------------------------
Michael W. Keller*/

                                    Vice President, Assistant                   April 26, 2001
--------------------------------    Secretary and Director
James I. Randolph*/





/s/ C. Paul Patsis
--------------------------------
On April 26, 2001, as
Attorney-in-Fact pursuant to

*/ By:  C. Paul Patsis
powers of attorney filed herewith or by previous
amendment.

                                  EXHIBIT INDEX



Exhibit 1.A.(3)(e)    Commission Rate Schedule
Exhibit 1.A.(11)(c)   Revised description of issuance, transfer and redemption
                      procedures
Exhibit 2.            Opinion and consent of M. Douglas Close, Esq. as to the
                      legality of the securities being registered
Exhibit 6.            Opinion and consent of Joel Kuni, as to actuarial matters
                      pertaining to the securities being registered
Exhibit 7.(a)         Consent of Deloitte & Touche LLP
Exhibit 7.(b)         Consent of Sutherland Asbill & Brennan LLP
Exhibit 8.            Powers of Attorney